                                  SCHEDULE 14C

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14 (c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Check the appropriate box:

     {X}  Preliminary Information Statement

     { } Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

     { }  Definitive Information Statement

                   SOUTHERN INVESTORS SERVICE COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

     { }  No fee required

     {X}  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (1) (Set forth the amount on which the filing fee is calculated and state how it was determined):

         $3,950,000 - actual purchase price of assets at auction sale
--------------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

         $3,950,000
--------------------------------------------------------------------------------
     5)  Total Fee Paid:

         $790.00 ($6.30 paid with this filing)
--------------------------------------------------------------------------------
     { } Fee paid previously with preliminary materials.

     {X} Check box if any part of the fee is offset as provided by Exchange Act rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         $783.70
--------------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         Schedule 14C Preliminary Information Statement-Confidential Filing
--------------------------------------------------------------------------------
     3)  Filing Party:

         Southern Investors Service Company, Inc.
--------------------------------------------------------------------------------
     4)  Date Filed:

         February 3, 2000
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

                                                                PRELIMINARY COPY

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                            (A DELAWARE CORPORATION)

                             INFORMATION STATEMENT
                     DATE FIRST MAILED OUT TO STOCKHOLDERS:
                                MARCH ___, 2000

                              2727 NORTH LOOP WEST
                                   SUITE 200
                              HOUSTON, TEXAS 77008
                              TEL:  (713) 869-7800
                  (PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY)

                       WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.

                             INFORMATION STATEMENT
                                MARCH ___, 2000

                                  INTRODUCTION

     This Information Statement is being furnished to stockholders of Southern Investors Service Company, Inc., a Delaware corporation (the "Company"), pursuant to the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended, in connection with an Action by Written Consent, dated February 21, 2000, of stockholders of the Company (the "Written Consent").
A copy of the Written Consent is attached as Annex A to this Information Statement.

     The Written Consent contains resolutions consenting to the execution and performance by the Company of the Purchase Agreement and two related Real Estate Purchase and Sale Agreements, each dated February 24, 2000, entered into by the Company and Stephen R. Smith, a private investor from Austin, Texas (hereinafter referred to collectively as the "Agreement"), pursuant to which the Company will sell its Lajitas Resort and two adjoining tracts of land in west Texas ("Lajitas") for $3,950,000 in cash. Lajitas constitutes substantially all of the Company's assets.

     Management of the Company is utilizing the Written Consent in order to reduce the expense and demands on the Company's executives' time necessitated by the holding of a Special Meeting of Stockholders, since the Company has received an executed Written Consent from several of the Company's significant stockholders who together represent 64.5% of the issued and outstanding shares of the Company's $1.00 par value common stock, thereby ensuring that a majority of the stockholders of the Company have consented to the transactions contemplated by the Agreement.

     The Written Consent will be effective 21 days from the date this Information Statement is first mailed to stockholders.

     Unless the Agreement is terminated pursuant to its terms, the closings under the Agreement will take place March 31, 2000, or as promptly as practicable thereafter as the various conditions set forth in the Agreement have been satisfied or waived.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is dated March ___, 2000 and is first being mailed to Stockholders on or about March ___, 2000.

STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THIS INFORMATION STATEMENT AND THE ANNEXES HERETO IN THEIR ENTIRETY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                  THE COMPANY

Southern Investors Service Company, Inc., was incorporated under the laws of the State of Delaware in 1972. Prior to 1990, the Company was engaged in the ownership and development of real estate, primarily in and around Houston, Texas. The operations of the Company were significantly reduced during 1990, however, as a result of various debt settlements with lenders and other creditors. Under these settlements, the Company transferred substantially all of its holdings to its creditors. The Company, nevertheless, continued to manage residential developments and two office buildings owned by others until 1998. The majority of these residential developments were sold, though, in 1998 and, effective January 1, 1999, the Company ceased all management activity. Since then, the Company's primary activity has been the operation of a resort property in west Texas known as Lajitas, the Company's last remaining operating asset. The Company has principal executive offices located at 2727 North Loop West, Suite 200, Houston, Texas 77008 (tel: 713-869-7800).

                         DISSENTERS' RIGHT OF APPRAISAL

Under the Delaware General Corporation Law ("DGCL"), holders of the Company's Common Stock are not entitled to dissenters' appraisal rights in connection with the sale of substantially all of the assets of the Company.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of February 21, 2000, there were 3,168,929 outstanding shares of $1.00 par value Common Stock of the Company, each of which is entitled to one vote for the purpose of approving the sale of substantially all of the assets of the Company. Stockholders of record at the close of business on February 21, 2000 (the date of the Written Consent) are being furnished copies of this Information Statement.

To the best knowledge of the Company, the following table sets forth all persons beneficially owning more than 5% of the Common Stock at February 21, 2000. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.

                                                                      AMOUNT AND
                                                                      NATURE OF                        PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                               BENEFICIAL OWNER                   OF CLASS
------------------------------------                               ----------------                   --------
Walter M. Mischer.........................................          915,240(a)                          28.88%
     2727 North Loop West, Suite 200
     Houston, Texas 77008

FCLT Loans, L.P...........................................          805,156                             25.41%
     1021 Main St., Suite 250
     Houston, Texas 77002

John D. Weil..............................................          335,695(b)                          10.59%
     200 North Broadway, Suite 825
     St. Louis, Missouri 63102

Texas Commerce Bank National Association..................          307,549                              9.71%
     P. O. Box 2558
     Houston, Texas 77252

__________

(a) The number of shares of the Common Stock set forth as being beneficially owned by Mr. Mischer includes 2,250 shares of Common Stock that Mr. Mischer holds as custodian for his grandchildren.
(b) The number of shares of Common Stock set forth as being beneficially owned by Mr. Weil includes 308,695 shares of Common Stock held by Mr. Weil and 27,000 shares of Common Stock held by trusts of which Mr. Weil is the trustee.

The following table sets forth certain information, as of February 21, 2000, concerning the ownership of shares of Common Stock by the directors and certain executive officers of the Company and by all directors and executive officers of the Company as a group:



            DIRECTOR OR                                                       AMOUNT AND NATURE OF
         EXECUTIVE OFFICER                          TITLE                     BENEFICIAL OWNER(a)         PERCENT OF CLASS
         -----------------                          -----                     --------------------       -------------------
Walter M. Mischer                       Chairman of the Board & Chief            915,240(b)                     28.9%
                                         Executive Officer; Director

Walter M. Mischer, Jr.                   President & Chief Operating              19,044(c)(d)                    (e)
                                              Officer; Director

John D. Weil                                      Director                       335,695(f)                     10.6%

All Directors and executive
 officers as a group                                                           1,269,979                        40.1%

__________

(a) Except as otherwise described herein, each director or executive officer may be deemed to have sole voting and dispositive power with respect to his shares.
(b) Includes 2,250 shares held by Mr. Mischer as custodian for his grandchildren.
(c) Includes 50 shares held by Mr. Mischer, Jr. as custodian, and 800 shares held by trusts of which Mr. Mischer, Jr. serves as co-trustee and as to which he shares voting and dispositive power.
(d) Does not include 120,548 shares of Common Stock held by the Walter M. Mischer, Jr. 1972 Trust. Mr. Mischer, Jr. is the sole beneficiary of such trust, but does not exercise any voting or dispositive power with respect to any securities held by such trust.
(e)  Less than 1%.
(f) Includes 27,000 shares of Common Stock held by trusts of which Mr. Weil is trustee.

                                  THE PROPERTY

The town of Lajitas is a complete, full-service frontier resort town situated on approximately 3,000 acres overlooking the Rio Grande River. Lajitas consists of the resort town and approximately 19,000 acres of adjoining land located in the southwest portion of Brewster County, Texas, adjacent to the western border of Big Bend National Park. The development includes a hotel, condominiums, a restaurant, meeting rooms, various shops and other facilities in a number of separate one and two-story buildings. The development also has ancillary site improvements consisting of a nine-hole golf course, recreational vehicle park, swimming pool, tennis courts, landing strip and an airplane hangar. In addition, the development includes housing for employees of the resort, some of which is owned by Walter M. Mischer and not by the Company. Such housing will be sold by Mr. Mischer to the Company immediately prior to the Closing in order to permit the Company to sell such housing with the rest of Lajitas. See "The Transaction - Consideration; Interests of Certain Persons in the Transaction."

                                THE TRANSACTION

The Company is selling Lajitas to Stephen R. Smith, a private investor from Austin, Texas (the "Buyer"), pursuant to the Agreement. Mr. Smith serves as a member of the board of directors of Teleglobe Inc., a Canadian corporation. Mr. Smith's address is 16004 Chateau Avenue, Austin, Texas 78734. Under the DGCL, the transaction requires the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Company. Holders of the Company's Common Stock are not entitled to dissenters' appraisal rights under the DGCL in connection with the sale of Lajitas.

As of February 21, 2000 (the date of the Written Consent), there were 3,168,929 shares of Common Stock of the Company issued and outstanding. Stockholders representing no fewer than 1,584,465 shares of Common Stock are, therefore, required to execute the Written Consent to effect the matters set forth herein. Stockholders of record at the close of business on February 21, 2000 are being furnished copies of this Information Statement.

Walter M. Mischer, Sr. (with respect to 912,990 shares), Walter M. Mischer, Jr. (with respect to 18,194 shares), John D. Weil, (with respect to 286,695 shares in his individual capacity and 22,000 shares as Trustee of the John D. Weil Trust), and FCLT Loans, LP (with respect to all of its shares), together representing 2,045,035 shares of Common Stock, or 64.5% of the issued and outstanding Common Stock of the Company, have executed the Written Consent. The Written Consent will be effective 21 days from the date this Information Statement is first mailed to Stockholders. This Information Statement is first being mailed to Stockholders on or about March ___, 2000.

Unless the Agreement is terminated pursuant to its terms, the closing under the Agreement shall take place March 31, 2000, or as promptly as practicable thereafter as the various conditions set forth in the Agreement have been satisfied or waived.

REASONS FOR THE TRANSACTION

As a result of the Company's operational losses in recent years, the Company's management has from time to time considered several options to generate cash at sufficient levels to meet operating needs and increasing debt obligations.
These options have included efforts to reduce operating expenses (including interest), attempts to increase revenues of the Company's resort development, negotiations with various creditors to settle accounts for cash payments at substantially lower amounts than the amounts due, the settlement of liabilities through the transfer of assets to creditors in satisfaction of their claims, and a possible plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code.

Although there have been sporadic efforts to sell Lajitas in the past, only a few potential buyers ever seriously examined the property or conducted any due diligence. With debt that had matured and was currently due totaling more than $4,772,000, the Company determined in late 1999 that the sale of Lajitas, its sole remaining operating asset, would facilitate the Company's ability to settle its existing liabilities most favorably. The Company's decision to sell Lajitas at this time was also influenced by its perception that a strong marketplace currently favors sellers of specialty properties. After considering the efficacy of the Company's past efforts and reviewing sales of other specialty properties, the Company determined that the best alternative would be to sell the property through an auction process. As a result, the Company retained the National Auction Group, Inc., ("National Auction") to conduct an auction of Lajitas on February 24, 2000.

National Auction is a company specializing in the auction sales of unique, high-end real estate with values in excess of $1 million. National Auction recently sold Beaver Dam Farms, the former estate of country singer Kenny Rogers, and has sold sizeable ranches that belonged to Ross Perot and former Secretary of the United States Treasury Lloyd Bentsen. National Auction has its headquarters at 1411 Rainbow Drive, Gadsden, Alabama 35901 (tel: 256-547-3434).

In order for the Company to convey free and clear title to the Buyer, approximately $700,000 of the proceeds from the auction sale of Lajitas will be used to pay off indebtedness to Walter M. Mischer that is secured by part of the property. The remaining proceeds will be retained by the Company while it considers whether to continue negotiations with creditors to settle its debts for cash payments of substantially lower amounts than the amounts due or to file for protection under the U.S. Bankruptcy Code. The Company believes that it is unlikely that the net proceeds from the sale of Lajitas will exceed the Company's indebtedness that will remain outstanding following the transaction and, as a result, it is also unlikely that any funds will be available for distribution to shareholders regardless of which of these courses of action is pursued by the Company. See "- Consideration; Interests of Certain Persons in the Transaction."

CONSIDERATION; INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

Under the Agreement, upon the Closing, the Company will receive an aggregate of $3,950,000 in cash from the Buyer.

The Board of Directors of the Company believes this consideration to be fair based on (i) the Company's inquiries regarding historical sales prices for undeveloped acreage similar to the undeveloped acreage included in Lajitas (ii) the Company's discussions with National Auction regarding its opinion of the possible range of sales prices for the property and (iii) the nature of the auction process, including the fact that the sale was subject to a minimum bid and was widely advertised in national newspapers, local newspapers and business journals in Texas and Los Angeles, and other publications such as Hotel & Motel Management, the Robb Report, Millionaire Magazine and Unique Homes.

Approximately 55% of the Lajitas real estate is subject to a mortgage in favor of Walter M. Mischer, who is the Chairman of the Board and Chief Executive Officer of the Company. The mortgage secures approximately $712,000 of indebtedness to Mr. Mischer, consisting of $497,000 of principal and approximately $215,000 of accrued interest at February 25, 2000. It will be necessary for the Company to use a portion of the proceeds of the sale of Lajitas to repay this indebtedness in order to remove the mortgage lien from the property and convey free and clear title to the Buyer.

As part of the property being sold pursuant to the Agreement, the Buyer will purchase a portion of the employee housing at the resort currently owned by Mr. Mischer. Mr. Mischer has agreed to sell this housing to the Company immediately prior to the Closing for $275,000, which amount represents the actual cost incurred by Mr. Mischer in connection with the construction thereof. Mr. Mischer agreed to provide such employee housing for Lajitas at a time when the Company was unable to finance its construction on acceptable terms.

Following the Closing and the repayment of the indebtedness to Mr. Mischer that is secured by a portion of Lajitas, the Company's outstanding indebtedness is expected to be approximately $7.3 million. Of this amount, approximately $3.3 million will be owed to Mr. Mischer (consisting of approximately $3 million of unsecured notes and $300,000 of notes secured by certain notes receivable and the Company's 6% interest in an office building) and approximately $1.7 million will be owed to John Weil, a member of the Company's Board of Directors. All of the indebtedness to Mr. Weil is unsecured. The Company is unable to predict the outcome of any settlement discussions with its creditors or the application of its assets in connection with a possible proceeding under the U.S. Bankruptcy Code following the proposed transaction, but expects that a substantial portion of any proceeds remaining after the sale of Lajitas and payment of expenses incurred in pursuing one or both of these options may ultimately be paid to Mr. Mischer and Mr. Weil.

ACCOUNTING AND TAX TREATMENT

The Company has substantial net operating loss carry forwards and therefore anticipates that no federal income tax will be payable as a consequence of the transaction. The transaction will be recorded as a sale with no special accounting treatment by the Company.

                                 THE AGREEMENTS

The following is a summary of the material terms of the Purchase Agreement and the two Real Estate Purchase and Sale Agreements (the "REPSAs"). The summary is qualified in its entirety by reference to the Purchase Agreement and the REPSAs, copies of which are attached hereto as Annex B and Annexes C-1 and C-2, respectively. Unless otherwise indicated, all capitalized terms in this section are as defined in the Purchase Agreement or the REPSAs, as applicable.

The Buyer will pay to the Company $3,950,000 (the "Purchase Price") by wire transfer of immediately available funds to a title company at the Closing. The Buyer will pay National Auction a fee in the amount of $296,250 (7.5% of the Purchase Price), $162,000 of which will be paid by National Auction to the Company as reimbursement for advertising expenses, which amount will be credited at Closing toward payment of the Purchase Price. The Company will pay National Auction a commission equivalent to 6% of the proceeds it receives from the transaction. The Buyer has deposited ten percent of the Purchase Price as Earnest Money with the title company.

PURCHASE AND SALE OF ASSETS

The Company will sell and transfer its right, title and interest in the business, assets, properties and rights listed as transferred assets in the Purchase Agreement. Such transferred assets comprise the assets and real property of the resort and town of Lajitas, excluding, among other items, certain receivables and the two adjoining tracts of land that are covered by the separate REPSAs. The transferred assets also include all of the outstanding capital stock of Lajitas Utility Co., Inc., which company provides water and related utility services to the resort and town.

ASSUMED LIABILITIES

As part of the transaction, the Buyer will assume the assumed liabilities at the Closing. The assumed liabilities include (i) the obligation to honor guest deposits paid to the Company on or before the Closing Date; (ii) all trade payables incurred on or before the Closing Date to the extent they remain unpaid by such date; (iii) certain tax obligations; (iv) accrued but unused vacation time of the employees of Lajitas; and (v) the obligation to provide services to guests of the resort on the Closing Date.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The representations and warranties to the Buyer made by the Company under the Purchase Agreement cover: (i) incorporation, existence and good standing; (ii) validity of the agreement; (iii) title; (iv) contracts and commitments; (v) litigation; (vi) financial statements and business in the ordinary course; (vii) employees; (viii) condition of the assets; and (ix) finder's fees.

REPRESENTATIONS AND WARRANTIES OF THE BUYER

The representations and warranties to the Company made by the Buyer under the Purchase Agreement cover: (i) incorporation, existence and good standing; (ii) validity of the agreement; (iii) Texas Deceptive Trade Practices Act waiver and investigation; and (iv) finder's fees.

CONDITIONS TO THE OBLIGATIONS OF THE BUYER

As of the Closing Date, the obligation of Buyer to purchase Lajitas under the Purchase Agreement will be subject to several conditions, including the following, any of which may be waived by the Buyer in writing: (i) the accuracy of the representations and warranties of the Company; (ii) the execution and delivery of certain ancillary documents by the Company, including a special warranty deed, bill of sale, assignment and assumption agreement, various certificates, and a closing statement; (iii) the absence of current litigation affecting the transaction; and (iv) review of the purchase of the shares of Lajitas Utility Company by the Texas Natural Resource Conservation Commission (the "TNRCC").

CONDITIONS TO THE OBLIGATIONS OF THE SELLER

As of the Closing Date, the obligation of Company to sell Lajitas under the Purchase Agreement will be subject to several conditions, including the following, any of which may be waived by the Company in writing: (i) the accuracy of the representations and warranties of the Buyer; (ii) the execution and delivery of certain ancillary documents by the Buyer, including an assignment and assumption and a certificate of sales tax exemption; (iii) the absence of current litigation affecting the transaction; (iv) receipt of compliance with TNRCC review provisions; and (v) the approval, as required under applicable law, of the transaction by the Company's stockholders.

INDEMNIFICATION

Under the Purchase Agreement, the Company agrees to indemnify the buyer from breaches of representations and covenants, subject to a deductible of $10,000 and a cap of $100,000. The cap for a breach of the title representation is $200,000. Seller's overall obligation for all indemnification is $200,000. Indemnification by Seller with respect to representations and covenants is subject to a time period of 180 days.

TERMINATION

The obligation to close the transaction under the Purchase Agreement may be terminated (i) by mutual agreement of the buyer and the Company; (ii) by either party upon material default or failure to cure a breach by the other party;
(iii) if the transaction does not close within a certain time period; or (iv) if the Company pays the buyer a termination fee to terminate the transaction upon recommendation of the board of directors consistent with its fiduciary obligations to the stockholders of the Company. Such fiduciary obligations of the directors may be triggered if the Company receives a bona fide offer to purchase Lajitas that is higher than the Purchase Price. If the Buyer does not match the higher offer within 48 hours after notification of such offer, the Company may pay the greater of $50,000 or 5% of the difference between the amount of the other offer and the Purchase Price to terminate its agreement with the existing Buyer.

REAL ESTATE PURCHASE AND SALE AGREEMENTS

The sale of two tracts of land adjacent to the Lajitas town and resort is governed by two substantially similar Real Estate Purchase and Sale Agreements ("REPSAs"). The first REPSA, for the "North Tract," relates to approximately 6,330 acres to be conveyed by special warranty deed and approximately 940 acres to be conveyed by quit claim deed. The second REPSA, for the "South Tract," relates to approximately 8,513 acres to be conveyed by special warranty deed and approximately 3,430 acres to be conveyed by quit claim deed.

Under the REPSAs, the Company represents that (i) it has the full right, power and authority to enter into the agreement; (ii) the person(s) executing the agreement on its behalf are fully authorized; (iii) it has received no notice and has no knowledge of any pending condemnation proceedings or litigation that would constitute a lien, claim or material obligation against the property;
(iv) it has no actual knowledge of any person firm or entity having any rights in the property or right to acquire the property; and (v) the sale of the property will not cause any withholding liability to be imposed on the buyer pursuant to Section 1445 of the Internal Revenue Code.

The buyer represents and warrants that it has thoroughly and carefully inspected the property and agrees to purchase the property "as is, where is," and "with all faults, if any."

                             AVAILABLE INFORMATION

The Company is subject to the information filing requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files, reports and proxy and information statements and other information with the SEC. The reports, proxy and information statements and other information filed by the Company with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-1004 and at the following regional offices of the SEC: Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such information should be obtained by mail, upon payment of the SEC's customary charges, by writing to the SEC's principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-1004. Such material should also be available on-line through EDGAR, which is located on the SEC's public access site at http://www.sec.gov.
        ------------------

        The Securities and Exchange Commission allows the Company to "incorporate by reference" information into this Information Statement. The information incorporated by reference is considered to be part of this Information Statement, except for any information modified or superseded by information in (or incorporated by reference in) this Information Statement. This Information Statement incorporates by reference the documents set forth below that have been previously filed with the Securities and Exchange Commission. The documents contain important information about the Company and its finances.

SOUTHERN INVESTORS SERVICE COMPANY, INC., SECURITIES AND EXCHANGE COMMISSION FILINGS (FILE NO. 0-04863)

1. Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, filed by the Company on March 30, 1999.

2. Quarterly Report on Form 10-QSB for the period ended September 30, 1999, filed by the Company on November 12, 1999.

        The Company will provide, without charge, a copy of any or all of the documents incorporated by reference in this information statement (other than exhibits to such documents, unless the exhibits are specifically incorporated by reference in such documents). You may obtain documents incorporated by reference in this information statement by requesting them in writing or by telephone from the appropriate party at the following address:

                   Southern Investors Services Company, Inc.
                             2727 North Loop West
                                   Suite 200
                             Houston, Texas 77008
                              Attn: Eric Schumann
                                (713) 869-7800


Statements contained in this Information Statement or in any document incorporated in this Information Statement by reference as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an Annex to this Information Statement or such other document, each such statement being qualified in all respects by such reference.

                                    ANNEXES

Annex A - Written Consent dated February 21, 2000.

Annex B - Purchase Agreement, dated as of February 24, 2000, between the
          Company and Buyer.

Annex C-1 - Real Estate Purchase and Sale Agreement, dated as of
            February 24,2000, between the Company and Buyer.

Annex C-2 - Real Estate Purchase and Sale Agreement, dated as of February 24,
            2000, between the Company and Buyer.

                   SOUTHERN INVESTORS SERVICE COMPANY, INC.

                        WRITTEN CONSENT OF STOCKHOLDERS
                           IN LIEU OF SPECIAL MEETING


     Pursuant to the provisions of Section 228 of the Delaware General

Corporation Law, the undersigned stockholders of Southern Investors Service

Company, Inc., a Delaware corporation (the "Company"), do hereby adopt the following resolutions in lieu of holding a special meeting of stockholders.

This Written Consent, executed as of February 21, 2000, shall become effective

21 days after the transmittal of a definitive information statement to stockholders, pursuant to Section 240.14c-2 of the Securities Exchange Act of

1934.

          WHEREAS, the Company wishes to sell its Lajitas Resort and two adjoining tracts of land (each of which is referred to herein separately as a "Component Part" and all of which are referred to collectively as "Lajitas") pursuant to the terms and conditions in those certain forms of Purchase Agreement and Real Estate Purchase and Sale Agreement attached hereto as Exhibits A and B, respectively, subject to such changes therein as may be agreed to by the Company and the buyer(s) of the Component Parts of Lajitas; and

          WHEREAS, the Board of Directors of the Company has determined that the most favorable method for disposing of Lajitas is through an auction sale conducted by the National Auction Group, Inc.; and

          WHEREAS, Lajitas comprises substantially all of the assets of the Company; and

          WHEREAS, the stockholders of the Company wish to approve the sale of any one or more of the three Component Parts of Lajitas at auction to as many as three independent buyers for minimum acceptable bid prices;

          NOW, THEREFORE, BE IT:

          RESOLVED, that the undersigned stockholders of the Company hereby approve the sale of each of the Component Parts of Lajitas to as many as three independent buyers who bid in cash at least $2,500,000 for the resort and town, $300,000 for the adjoining tract of land comprising approximately 7,700 acres, and $600,000 for the adjoining tract of land comprising approximately 10,000 acres together with an adjacent parcel of approximately 4,500 acres and who agree to purchase the Component Parts of Lajitas pursuant to the terms and conditions of the

     Purchase Agreement attached hereto as Exhibit A or the Real Estate Purchase and Sale Agreement attached hereto as Exhibit B, as applicable, subject to such changes therein as the officers of the Company may, in their best judgment, deem necessary, desirable or advisable in order to reach an agreement with the buyer(s); and further

          RESOLVED, that all lawful actions to be taken by the officers and directors of the Company with regard to negotiating, executing and handling the sale of Lajitas be, and they hereby are, ratified, confirmed and approved in all respects.

     This document may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, and all such counterparts together shall constitute one and the same document.



                                        /s/ WALTER M. MISCHER, SR.
                                        ----------------------------------------
                                        Walter M. Mischer, Sr.
                                        720,240 shares


                                        /s/ WALTER MISCHER
                                        ----------------------------------------
                                        Walter Mischer
                                        158,650 shares


                                        /s/ WALTER MISCHER, SR.
                                        ----------------------------------------
                                        Walter Mischer, Sr.
                                        34,100


                                        /s/ WALTER M. MISCHER, JR.
                                        ----------------------------------------
                                        Walter M. Mischer, Jr.
                                        18,194 shares


                                        FCLT LOANS, LP
                                        By: FCLT Loans Asset Corp.,
                                        General Partner


                                        /s/ CHRIS O'MARA
                                        ----------------------------------------
                                        By: Chris O'Mara
                                        Its: Vice President
                                        805,156 shares


                                        /s/ JOHN D. WEIL
                                        ----------------------------------------
                                        John D. Weil
                                        286,695 shares


                                        /s/ JOHN D. WEIL
                                        ----------------------------------------
                                        John D. Weil, Trustee for the
                                         John D. Weil Trust
                                        22,000 shares


                                        TEXAS COMMERCE BANK
                                         NATIONAL ASSOCIATION


                                        ----------------------------------------

                                        By: ____________________________________

                                        Its: ___________________________________

                                        307,549 shares

                               PURCHASE AGREEMENT


     This Purchase Agreement (this "Agreement") is made and entered in to as of February 24, 2000, by and between Southern Investors Service Company, Inc., a Delaware corporation (the "Seller"), and the Person named as the Buyer (the "Buyer") on the Transaction Schedule attached hereto.

                                  WITNESSETH:

     WHEREAS, the Seller desires to transfer to the Buyer the Transferred Assets (as hereinafter defined) which are used in connection with the operation of the resort commonly referred to as "Lajitas" (the "Business") and certain obligations and the Buyer desires to acquire such Transferred Assets and assume such obligations, all upon the terms and subject to the conditions set forth herein; and

     WHEREAS, the parties hereto desire to set forth certain representations, warranties and agreements, all as more fully set forth below;

     NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements contained herein, the parties hereto agree as follows (all capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in Article 9 of this Agreement):

                                   ARTICLE 1

                          PURCHASE AND SALE OF ASSETS

      1.1 Transferred Assets. Subject to the terms and conditions of this Agreement and in consideration of the obligations of the Buyer as provided herein, and except as otherwise provided in Section 1.2 of this Agreement, at the Closing, the Seller shall sell, assign, transfer, grant, bargain, deliver and convey to the Buyer the Seller's right, title and interest in, to and under the assets, properties and rights listed below (all of such assets, properties, rights and business being hereinafter sometimes collectively referred to as the "Transferred Assets"):

     (a) the real property described in Schedule 1.1-A together with the improvements thereon (collectively referred to as the "Town and Resort Real Property");

     (b) all machinery, vehicles, transportation equipment, tools, equipment, supplies, furnishings, books and records and other tangible personal property owned by the Seller and used exclusively in the Business as operated by the Seller as of the Closing Date (the "Equipment"), including, without limitation, the Equipment described in Schedule 1.1 to this Agreement;

     (c) all inventories of goods (including food, beverages and lumber) held exclusively for sale or lease in the Business which are owned by the Seller as of the Closing Date (the "Inventories"), but excluding alcoholic beverages;

     (d) all accounts receivable (excluding (i) amounts receivable from credit card companies with respect to credit card charges made by Persons on or before the Closing Date and by Persons who check out from the resort on the Closing Date and (ii) amounts owed to the Seller by Persons from sales from the lumber and hardware store on or before the Closing Date) not collected on or before Closing Date generated exclusively from the Business (the "Accounts Receivable");

     (e) all prepaid expenses and deposits paid by the Seller prior to the Closing Date relating exclusively to the Business;

     (f)  the Seller's rights under the Assumed Contracts;

     (g) all tradenames, trademarks and service marks owned and used by the Seller exclusively in the Business (including those listed on Schedule 1.1), together with any goodwill associated with the Business, the telephone numbers in Lajitas used by Seller in the Business and the world wide web site "Lajitas.com";

     (h) all of the issued and outstanding shares of capital stock ("Lajitas Utility Shares") of Lajitas Utility Co., Inc., a Texas corporation ("Lajitas Utility");

     (i) cash on hand in Seller's cash registers at Lajitas on the Closing Date held in the ordinary course of business; and

     (j) rights of the Seller to withdraw water from the Rio Grande River pursuant to the certificate of adjudication described on Schedule 1.1.

      1.2 Excluded Assets. Notwithstanding anything in Section 1.1 to the contrary, the Transferred Assets shall not include those assets of the Seller listed or described in Schedule 1.2 to this Agreement (collectively, the "Excluded Assets").

      1.3 Closing. Subject to the conditions set forth in this Agreement, the Closing shall take place at the offices of the Title Company, Houston, Texas, at 9:00 a.m. on March 31, 2000, or at such other time, date and place as the parties hereto shall mutually agree upon in writing (the "Closing Date"). Failure to consummate the transactions contemplated hereby on such date shall not result in a termination of this Agreement or relieve any party hereto of any obligation hereunder. Title to, ownership of, control over and risk of loss of the Transferred Assets, and obligations to perform the Assumed Liabilities, shall pass to the Buyer at the Closing.

      1.4 Purchase Price for the Assets.

     (a) In consideration of the transfer to the Buyer of the Transferred Assets, at Closing the Buyer shall (i) pay to the Seller the Cash Purchase Price described on the Transaction Schedule (the "Cash Purchase Price") by wire transfer of immediately available funds to the Title Company and (ii) assume the Assumed Liabilities. The Cash Purchase Price and the Assumed Liabilities are herein collectively referred to as the "Purchase Price."

     (b) At the Closing, the Buyer shall also pay to The National Auction Group, Inc. ("NAG") by wire transfer of same day funds to the Title Company an amount (the "Auction Fee") equal to 7.5% of the Cash Purchase Price.

      1.5 Assumed Liabilities; Liabilities Not Assumed by the Buyer.

     (a) At Closing, the Buyer shall assume all of the following (collectively, the "Assumed Liabilities"):

     (i) the Seller's obligations under each of the contracts and agreements described in Schedule 1.5 (collectively, the "Assumed Contracts") to the extent related to periods before, on or after the Closing Date;

     (ii) the obligation to honor all deposits paid to the Seller in connection with the Business by Persons on or before the Closing Date (the "Assumed Guest Deposits"), including by refunding such deposits or applying such deposits against invoices, in each case in accordance with the Seller's policy on guest deposits;

     (iii) except for the utilities as described in clause (i) of Section 1.6(b), all trade payables (including the utilities described in clause (ii) of Section 1.6(b)) incurred by the Seller in the ordinary course of the Business on or before the Closing Date to the extent not paid by the Seller in the ordinary course of business on or before the Closing Date;

     (iv) the obligation to pay those Taxes which relate to periods on or before the Closing Date to the extent the Seller receives a credit against the Cash Purchase Price or receives a payment from the Buyer pursuant to Section 1.6(a);

     (v) all accrued but unused vacation time of the employees of the Business; and

     (vi) the obligation to provide services to guests staying at the resort on the Closing Date.

     (b) Except for the Assumed Liabilities, the Buyer shall not assume any liabilities, debts or obligations related to or arising from the conduct or operation of the Business prior to the Closing Date.

     (c) The Seller in the ordinary course of business has given to guests and other Persons incentive coupons (designated as "Lajitas Bucks") providing for a $14 discount on hotel/motel rooms for a one night stay or $28 discount on hotel/motel rooms for a two night stay, excluding certain dates and subject to availability. Further information regarding the Lajitas Buck program is contained in an attachment to Schedule 1.5. If, after Closing, Buyer does not honor any Lajitas Bucks issued prior to Closing, the Buyer hereby releases, acquits and forever discharges the Seller from, and indemnifies and holds the Seller harmless against, any claims made by any Person resulting from the Buyer's not honoring such Lajitas Bucks.

     (d) From and after Closing, Lajitas Utility shall remain liable for its own obligations (contractual or otherwise), debts and liabilities (including, without limitation, those relating to periods on or prior to Closing), and the Seller shall have no liability for such obligations, debts and liabilities.

      1.6 Prorations; Utilities.

     (a) Any general property Tax assessed against or pertaining to the Town and Resort Real Property for the taxable period that includes the Closing Date shall be prorated between the Buyer and the Seller as of the Closing Date. In the event the amount of any such general property Tax cannot be ascertained as of the Closing Date, proration shall be made on the basis of the preceding year, the Buyer shall receive a credit against the Cash Purchase Price on the Closing Date for the Seller's pro rata portion of such general property Taxes, and to the extent that such proration may be inaccurate the Seller and the Buyer agree to make such payment to the other after the tax statements have been received as is necessary to allocate such general property Tax properly between the Seller and the Buyer as of the Closing Date.

     (b) (i) Prior to the Closing Date, the Buyer will request final meter readings and bills from the gas, electric, telephone and satellite television companies providing service to the Business bills, in each case as of the Closing Date (or as of a date before the Closing Date but as close as is practicable to the Closing Date). The Seller will be responsible for paying such final bills, and the Buyer shall pay for all gas, electric, telephone and satellite television service after the respective dates of such final bills.
(ii) The Buyer shall assume and pay to Lajitas Utilities all amount owed by the Seller to Lajitas Utility.

     (c) From and after Closing, the Seller shall forward promptly to the Buyer any payments received by the Seller with respect to any Accounts Receivable sold to the Buyer as part of the Transferred Assets..

      1.7 Transfer Taxes; Recording Fees.

     (a) The Buyer shall pay any and all sales Taxes imposed as a result of the consummation of the transactions contemplated by this Agreement and the Buyer hereby agrees to indemnify the

Seller against, and agrees to protect, save and hold the Seller harmless from, any loss, liability, obligation or claim (whether or not ultimately successful) for sales Taxes (and any interest, penalties, additions to tax and fines thereon or related thereto) imposed as a result of the consummation of the transactions contemplated by this Agreement.

     (b) The Buyer shall pay any and all recording, filing or other fees relating to the conveyance or transfer of the Transferred Assets from the Seller to the Buyer; provided that the Seller will pay recording fees for the recording of the deed delivered by the Seller pursuant to Section 5.2(a).

     (c) The Buyer shall deliver to the Seller on the Closing Date a certificate certifying that the Inventories are being purchased for resale.

      1.8 Allocation of Purchase Price. The Purchase Price shall be allocated among the Transferred Assets as agreed in writing by the Seller and Buyer on or before the Closing Date (each acting reasonably) subject the following:

     (a) such allocation of the Purchase Price will be reflected in Form 8594 (or any successor form) that will be filed by the Buyer and the Seller in accordance with Section 1060 of the Code; and

     (b) the Buyer and the Seller agree to treat and report in filings under the Code (and, if necessary, to cause each of their respective Affiliates to so treat and report) the transactions contemplated by this Agreement in a manner consistent with one another.

     1.9 Earnest Money. On the date hereof, Purchaser has deposited with Stewart Title Company ("Title Company") at 1111 Bagby Street, Suite 2000, Houston, Texas, 77002 Attn: George Houghton, (phone 713-651-0810), by delivery of a check(s) (supported by sufficient funds and to be cashed immediately) or by wire transfer the amount specified in the Transaction Schedule as earnest money (such amount, together with any addition thereto and interest earned thereon, is called the "Earnest Money"). The Earnest Money may be invested by the Title Company in U.S. government obligations or federally insured certificates of deposit or deposit accounts at the direction of Purchaser. The Title Company shall pay the Earnest Money to the Seller at and upon the Closing, or otherwise, to the party entitled to received the Earnest Money in accordance with this Agreement. The parties shall execute such certificates and other written confirmations as the Title Company may reasonably require with regard to the disposition of the Earnest Money in accordance with this Agreement. The Buyer and the Seller shall each pay one-half of the fees and expenses of the Title Company in holding and disbursing the Earnest Money pursuant to this Agreement.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE SELLER

     Except as otherwise set forth in the Schedules to this Agreement, the Seller represents and warrants to the Buyer as follows:

      2.1 Corporate Matters. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing to transact business in the State of Texas. Lajitas Utility is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. The Seller has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement. The Seller is the sole shareholder of Lajitas Utility.

      2.2 Validity of Agreement

     (a) Subject to stockholder approval as described in Section 6.7, this Agreement, and the transactions contemplated hereby, have been duly authorized and approved by all necessary corporate action on the part of the Seller. No further corporate actions are necessary on the part of the Seller to execute and deliver this Agreement or, except for receipt of stockholder approval as described in Section 6.7, to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and is a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.

     (b) The execution, delivery and performance of this Agreement and the other agreements and documents to be delivered by the Seller to the Buyer, the consummation of the transactions contemplated hereby or thereby, and the compliance with the provisions hereof and thereof, by the Seller will not conflict with the Certificate of Incorporation or Bylaws of the Seller.

      2.3 Title. At Closing, the Seller will deliver (a) a special warranty of title to the Town and Resort Real Property as set forth in the form of special warranty deed attached hereto as Exhibit A, (b) a stock power substantially in the form of Exhibit B hereto transferring good title to the Lajitas Utility Shares, and (c) a special warranty of title to the other Transferred Assets (other than the Real Property) as set forth in the form of the bill of sale and assignment and assumption in Exhibits C and D and D-1, respectively.

      2.4 Contracts and Commitments.

     (a) Schedule 2.4 lists each Assumed Contract, and each contract to which Lajitas Utility is a party, requiring the expenditure or series of related expenditures of funds after Closing in excess of $50,000.00, excluding any Assumed Contract, and any contract to which Lajitas Utility is a party, that is terminable without penalty or cost on not more than 30 days' prior written notice.

     (b) To the Seller's Knowledge, the Seller is not in breach of any provision of, or in default under the terms of, any of the Assumed Contracts that constitute a part of the Transferred Assets, in each case which would reasonably be expected to have a Material Adverse Effect.

      2.5 Litigation. Except as set forth on Schedule 2.5, there is no action, suit, or other legal proceeding pending or, to the Seller's Knowledge, threatened against or affecting the Business or Lajitas Utility, at law or in equity, before or by any governmental entity which would reasonably be expected to have a Material Adverse Effect.

      2.6 Income Statements; Ordinary Course.

     (a) Schedule 2.6 sets forth the unaudited income statement of each of the Business and Lajitas Utility as of December 31, 1999 for the twelve month period then ended. Such unaudited income statements fairly present in all material respects the unaudited results of operation of each of the Business and Lajitas Utility for the period covered thereby.

     (b) Since December 31, 1999, each of the Business and Lajitas Utility has been operated in the ordinary course of business, consistent with past practices (except to the extent affected by the process of selling the Transferred Assets).

      2.7 Employees. Attached hereto as Schedule 2.7 is a true and correct list of the employees of the Business as of January 15, 2000. Lajitas Utility has no employees, although certain of the employees of the Business provide services to Lajitas Utility and Lajitas Utility is charged for an allocable portion of such employees' compensation. Neither the Seller nor Lajitas Utility provides any health, medical or other insurance (other than workers' compensation) for any of such employees.

      2.8 Condition of Assets. Except as expressly provided herein, the Seller makes NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE MAINTENANCE, REPAIR, CONDITION, DESIGN, WORKMANSHIP, SUITABILITY, UTILITY OR MARKETABILITY OF ANY OF THE TRANSFERRED ASSETS OR ANY OF THE ASSETS OF LAJITAS UTILITY OR ANY PORTION THEREOF OR PROPERTY THEREON OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, OR ANY OTHER MATERIALS OR INFORMATION (INCLUDING, WITHOUT LIMITATION, ALL INFORMATION OF ANY NATURE WHATSOEVER PROVIDED BY SELLER, THE NATIONAL AUCTION GROUP, INC., OR THEIR RESPECTIVE AGENTS, CONSULTANTS OR REPRESENTATIVES) THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO BUYER OR ITS AGENTS, CONSULTANTS OR REPRESENTATIVES IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION

RELATING THERETO. WITHOUT LIMITATION, SELLER MAKES NO IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IT BEING THE EXPRESS AGREEMENT OF THE BUYER AND THE SELLER THAT THE TRANSFERRED ASSETS ARE BEING TRANSFERRED TO BUYER (AND THAT THE LAJITAS SHARES ARE BEING TRANSFERRED TO BUYER WITH THE ASSETS OF LAJITAS UTILITY BEING) IN THEIR PRESENT CONDITION AND STATE OF REPAIR, "AS IS"" AND "WHERE IS" AND "WITH ALL FAULTS".

      2.9 Finder's Fees. Except for NAG, the Seller has not employed or retained any investment banker, broker, agent, finder or other party, or incurred any obligation for brokerage fees, finder's fees or commissions, with respect to the sale by the Seller of any of the Transferred Assets or with respect to the transactions contemplated by this Agreement, or otherwise dealt with anyone purporting to act in the capacity of a finder or broker with respect thereto whereby the Buyer may be obligated to pay such a fee or commission.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Seller as follows:

      3.1 Corporate Matters. The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its organization and is duly authorized to conduct business and is in good standing in the State of Texas. The Buyer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement.

      3.2 Validity of Agreement.

     (a) This Agreement, and all transactions contemplated hereby, have been duly authorized and approved by all necessary corporate action on the part of the Buyer. No further corporate action is necessary on the part of the Buyer to execute and deliver this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Buyer and is a legal, valid and binding obligation of the Buyer, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.

     (b) The execution, delivery and performance of this Agreement and the other agreements and documents to be delivered by the Buyer to the Seller, the consummation of the transactions contemplated hereby and thereby, and the compliance with the provisions hereof and thereof, by the Buyer will not conflict with its organizational documents.

      3.3 DTPA Waiver; Investigation.

     (a) The Buyer is not a "consumer" as defined in the Texas Deceptive Trade Practices Act-Consumer Protection Act, as amended (the "DTPA"), and, after consultation with its counsel, hereby voluntarily waives (to the extent applicable) all of it rights under the DTPA (a law that gives consumers special rights and protections).

     (b) The Buyer (i) is a sophisticated investor with knowledge and experience in business and financial matters, (ii) has had the opportunity to obtain such information concerning the Business, Transferred Assets and Lajitas Utility as it has desired and to acquire such additional information about the business and condition of the Business, Lajitas Utility and Transferred Assets (including, without limitation, environmental matters and matters disclosed in the Schedules to this Agreement) as it has requested in order to evaluate the risk of purchasing the Transferred Assets and assuming the Assumed Liabilities, and
(iii) is acquiring the Transferred Assets for its own account for investment purposes without the view to the further distribution thereof.

     (c) THE BUYER ACKNOWLEDGES AND AGREES THAT THE BUYER IS FULLY RELYING ON THE BUYER'S (OR THE BUYER'S REPRESENTATIVES') INSPECTIONS OF THE TRANSFERRED ASSETS, ASSUMED LIABILITIES, BUSINESS AND ASSETS AND LIABILITIES OF LAJITAS UTILITY AND NOT UPON ANY STATEMENTS (ORAL OR WRITTEN) WHICH MAY HAVE BEEN MADE OR MAY BE MADE (OR PURPORTEDLY MADE) BY THE SELLER OR ANY OF ITS REPRESENTATIVES EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT. THE BUYER ACKNOWLEDGES THAT THE BUYER HAS (OR THE BUYER'S REPRESENTATIVES' HAVE), PRIOR TO THE DATE OF THIS AGREEMENT, THOROUGHLY INSPECTED AND EXAMINED THE BUSINESS, TRANSFERRED ASSETS, ASSUMED LIABILITIES AND THE ASSETS AND LIABILITIES OF LAJITAS UTILITY TO THE EXTENT DEEMED NECESSARY BY THE BUYER IN ORDER TO ENABLE THE BUYER TO EVALUATE THE CONDITION OF THE TRANSFERRED ASSETS, ASSUMED LIABILITIES, BUSINESS, ASSETS AND LIABILITIES OF LAJITAS UTILITY AND ALL OTHER ASPECTS OF THE BUSINESS AND OF LAJITAS UTILITY, AND THE BUYER ACKNOWLEDGES THAT THE BUYER IS RELYING SOLELY UPON THE BUYER'S OWN (OR THE BUYER'S REPRESENTATIVES') INSPECTION, EXAMINATION, AND EVALUATION OF THE FOREGOING. THE BUYER ACKNOWLEDGES THAT THE PAST FINANCIAL RESULTS OF THE BUSINESS AND OF LAJITAS UTILITY ARE NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE BUSINESS OR OF LAJITAS UTILITY.

AS A MATERIAL PART OF THE CONSIDERATION FOR THIS TRANSACTION, THE BUYER IS ACCEPTING THE TRANSFERRED ASSETS, AND IS PURCHASING THE LAJITAS SHARES WITH THE ASSETS OF LAJITAS UTILITY, ON AN "AS-IS, WHERE-IS" BASIS, WITH ALL FAULTS, AND WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, EXCEPT ONLY THE WARRANTIES EXPRESSLY SET FORTH IN THIS

AGREEMENT OR IN THE OPERATIVE INSTRUMENT OF TRANSFER DELIVERED PURSUANT TO THIS AGREEMENT. WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT FOR THE TITLE WARRANTIES CONTAINED IN SUCH INSTRUMENTS OF TRANSFER AND FOR THE LIMITED WARRANTIES SET FORTH IN THIS AGREEMENT, THE TRANSFERRED ASSETS ARE BEING TRANSFERRED WITHOUT ANY WARRANTY, AND THE SELLER AND THE SELLER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, AND AFFILIATES (COLLECTIVELY, "SELLER'S RELATED PARTIES") HAVE MADE NO, AND EXPRESSLY AND SPECIFICALLY DISCLAIM, AND THE BUYER ACCEPTS THAT THE SELLER AND THE SELLER'S RELATED PARTIES HAVE DISCLAIMED, ANY AND ALL REPRESENTATIONS, GUARANTIES OR WARRANTIES, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW (EXCEPT AS DESCRIBED ABOVE) OF OR RELATING TO THE BUSINESS, TRANSFERRED ASSETS OR LAJITAS UTILITY, INCLUDING, WITHOUT LIMITATION, OF OR RELATING TO: (I) THE USE, INCOME POTENTIAL, EXPENSES, OPERATION, CHARACTERISTICS, OR CONDITIONS OF THE TRANSFERRED ASSETS OR ASSETS OF LAJITAS UTILITY AND THE SURFACE OR SUBSURFACE THEREOF, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF SUITABILITY, HABITABILITY, MERCHANTABILITY, DESIGN, OR FITNESS FOR ANY SPECIFIC PURPOSE OR A PARTICULAR PURPOSE; (II) THE COMPLIANCE OF ANY OF THE TRANSFERRED ASSETS OR ASSETS OF LAJITAS UTILITY WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS; (III) THE ENVIRONMENTAL CONDITION OF THE TRANSFERRED ASSETS OR ASSETS OF LAJITAS UTILITY AND THE PRESENCE OR ABSENCE OF OR CONTAMINATION BY HAZARDOUS MATERIALS, OR THE COMPLIANCE OF THE TRANSFERRED ASSETS OR OF THE ASSETS OF LAJITAS UTILITY WITH ALL REGULATIONS OR LAWS PERTAINING TO HEALTH OR THE ENVIRONMENT, INCLUDING, BUT NOT LIMITED TO, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, THE CLEAN WATER ACT, THE TEXAS HEALTH AND SAFETY CODE, THE TEXAS SOLID WASTE DISPOSAL ACT, AND THE TEXAS WATER CODE, EACH AS MAY BE AMENDED FROM TIME TO TIME, AND INCLUDING ANY AND ALL REGULATIONS, RULES, OR POLICIES PROMULGATED THEREUNDER ("ENVIRONMENTAL LAWS"); AND (IV) THE SOIL CONDITIONS, DRAINAGE, GEOLOGY, FLOODING CHARACTERISTICS, UTILITIES, SQUARE FOOTAGE, OR OTHER CONDITIONS EXISTING IN, ON, AROUND OR UNDER THE TRANSFERRED ASSETS OR ASSETS OF LAJITAS UTILITY. THE BUYER HEREBY EXPRESSLY ASSUMES ALL RISKS, LIABILITIES, CLAIMS, DAMAGES, AND COSTS, INCLUDING ANY LIABILITY WITH RESPECT TO ENVIRONMENTAL LAWS RESULTING OR ARISING FROM OR RELATED TO THE TRANSFERRED ASSETS OR ASSETS OF LAJITAS UTILITY OR THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION THEREOF.

ADDITIONALLY, THE SELLER AND THE SELLER'S RELATED PARTIES ARE RELEASED BY THE BUYER FROM ANY AND ALL CLAIMS (WHETHER FOR

CONTRIBUTION, INDEMNITY, OR OTHERWISE) THE BUYER OR THE BUYER'S SUCCESSORS, HEIRS OR ASSIGNS MAY NOW OR HEREAFTER HAVE UNDER ENVIRONMENTAL LAWS NOW OR HEREAFTER IN EFFECT, OR IN CONNECTION WITH THE PRESENCE OF HAZARDOUS MATERIALS ON OR ABOUT THE TRANSFERRED ASSETS OR ASSETS OF LAJITAS UTILITY.

      3.4 Finder's Fees. The Buyer has not employed or retained any investment banker, broker, agent, finder or other party, or incurred any obligation for brokerage fees, finder's fees or commissions, with respect to the sale of the Transferred Asset or with respect to the transactions contemplated by this Agreement, or otherwise dealt with anyone purporting to act in the capacity of a finder or broker with respect thereto whereby the Seller may be obligated to pay such a fee or a commission.

                                   ARTICLE 4

                             ADDITIONAL AGREEMENTS

      4.1 Delivery of Corporate Documents; Record Retention; Financial
Statements.

     (a) By Closing, the Buyer shall assume possession of all documents in the Seller's possession which are located in Lajitas which relate exclusively to the Transferred Assets, the Assumed Liabilities and the current operations of the Business. The Seller, however, shall be entitled to retain the historical books and records relating to the Business and Lajitas Utility to the extent such books and records are not necessary for the ongoing operations of the Business or Lajitas Utility by the Buyer.

     (b) In the event and for so long as any party is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand asserted by a third party (including any Governmental Entity) in connection with (i) any transaction contemplated by this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction on or prior to the Closing Date involving the Business, Lajitas Utility or the Transferred Assets, the other party will to the extent reasonably practicable cooperate with the contesting or defending party and its counsel in the contest or defense, and provide such testimony and access to its books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (except to the extent the contesting or defending party is entitled to indemnification therefor under Article 7 hereof); provided, however, that nothing herein requires any party to retain any books and records other than in the ordinary course of business. In addition, after Closing the Buyer agrees to provide to the Seller with reasonable access to any books and records included in the Transferred Assets as may be necessary for the preparation of, or in connection with, any Tax returns, financial statements or filings with any Governmental Entity. Notwithstanding the foregoing, information as to which the contesting or defending party may reasonably assert would waive a privilege need not be disclosed.

      4.2 Further Assurances. The Seller and the Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, at the Buyer's expense, such bills of sale, assignments, assumptions and other instruments of transfer, assignment, assumption and conveyance, in form and substance satisfactory to the Buyer and the Seller, as shall be necessary of the Seller and to use commercially reasonable efforts to cause to be taken such other action as the Buyer or the Seller reasonably may require to more effectively implement and carry into effect the transactions contemplated by this Agreement.

      4.3 Employee Matters.

     (a) Promptly after Closing, the Seller shall pay to the persons who worked for the Business as of the Closing Date the salaries or wages owed by the Seller to such employees through the Closing Date (but not accrued vacation). By Closing, the Buyer shall be deemed to have hired the employees of the Business and will honor the employees' accrued vacation. The Buyer shall comply with applicable law if the Buyer terminates any such employee after Closing.

     (b) For a period of 180 days after Closing, the Buyer shall make available to the Seller at no cost or expense to the Seller the accounting personnel at the Business to prepare and deliver to the Seller Tax returns and financial statements of the Business which relate to periods ending on or before the Closing Date and to otherwise cooperate with the Seller in the Seller's preparation of reports and other information regarding the Seller's operation of the Business. The Buyer shall have no liability to the Seller for the acts or omissions of employees pursuant to this clause (b).

     (c) From the date hereof through Closing, the Seller shall not increase (or permit Lajitas Utility to increase) the compensation or hourly wages payable to the employees of the Business or of Lajitas Utility other than in the ordinary course of business consistent with past practices.

      4.4 Operation Prior to Closing. From the date hereof until the Closing Date (or until earlier termination of this Agreement), the Seller shall operate the Business (and cause Lajitas Utility to operate) in the ordinary course of business, consistent with past practices, except to the extent necessary to consummate the transactions contemplated by this Agreement.

      4.5 Access. From the date hereof until Closing or the earlier termination of this Agreement, the Seller shall afford the Buyer and its representatives reasonable access during normal business hours to the resort and Lajitas Utility and the books and records of Lajitas Utility and of the Seller relating to the Business. The Buyer shall maintain all information gained form the Seller or Lajitas Utility in strict confidence (and subject to the terms of the confidentiality agreement executed by the Buyer and the Seller) and shall take all actions necessary to prevent disclosure, access to, or transmission of such information to any third party except to the extent permitted by such confidentiality agreement.

      4.6 Title Commitment; No Survey. The Buyer acknowledges that it has received from the Seller a commitment from the Title Company for the issuance of an owner's policy of title insurance relating to the Town and Resort Real Property. The Buyer further acknowledges that the

Seller shall have no obligation regarding the issuance of any such title policy nor any obligation to take any action to cure or remove any exception set forth in the commitment or policy. The Buyer shall have the right, if it so elects and at its sole cost and expense, to purchase from the Title Company title insurance on the Town and Resort Real Property. The Seller shall have no obligation to provide to the Buyer or otherwise pay for any survey.

      4.7 Certain Permits and Approvals; Pre-Closing and Other Actions.

     (a) The Buyer acknowledges that it will be required to obtain from the applicable Governmental Entities certain permits in order to operate the Business which are not being transferred as part of the Transferred Assets, including, without limitation, a Texas State Sales Tax permit, alcoholic beverage licenses and health certificates. From and after the date hereof, the Buyer agrees to use commercially reasonable efforts to obtain such permit and licenses. The Buyer shall not have the right, nor shall the Seller be obligated to arrange for the Buyer, to utilize any such permits held by the Seller or its Affiliates. For informational purposes only, the Seller has informed the Buyer that the Seller (or its Affiliates) holds the permits listed on Schedule 4.7 (each of which is an Excluded Asset), and the Buyer acknowledges that it will need to obtain comparable permits.

     (b) The Buyer acknowledges that the sale of the Lajitas Utility Shares is subject to review and approval by the Texas Natural Resource Conservation Commission ("TNRCC"). Promptly after the date hereof, the Buyer shall prepare and file with the TNRCC an appropriate application in connection with the Buyer's proposed purchase of the Lajitas Utility Shares, and shall diligently pursue such application, including by requesting that the 60-day review period be terminated early by the TNRCC so as to accommodate a March 31, 2000 closing. The Buyer and the Seller shall cooperate with one another in connection with such process, and each shall provide to TNRCC such information as TNRCC may request in connection with such review and approval; provided that in no event shall the Seller be required to provide any financial or other support to or for the benefit of the Buyer in connection with the Buyer's ownership and operation of Lajitas Utility. If the Closing occurs, the Buyer shall notify the TNRCC of the consummation of the sale within 30 days after the sale as required by TNRCC regulations.

     (c) Prior to Closing, the Buyer shall make all necessary arrangements with the gas, electric, telephone and satellite television companies so as to ensure that the Business has such services on the Buyer's account from and after the Closing.

     (d) From and after Closing, the Buyer shall (i) take all actions necessary to notify vendors that the Buyer is the new owner of the Business and that orders of goods and services are for the Buyer's account and not for the account of the Seller and (ii) make all filings and reports required by applicable law as a result of the Buyer's acquisition of the Transferred Assets.

      4.8 Certain Matters Regarding Lajitas Utility. As disclosed in Schedule 2.5, Lajitas Utility has entered into an agreed order with the TNRCC (the "TNRCC Agreement") regarding certain corrective measures to be taken by Lajitas Utility. As a result of such agreement, Lajitas Utility has engaged Water Equipment and Treatment Services, Inc. (the "Water Equipment") as described in Schedule 2.4 (the "Water Equipment Agreement") pursuant to which Water Equipment will provide certain services in response to the TNRCC Agreement. From and after Closing, Seller agrees to pay to Water Equipment when due all amounts owed by Water Equipment under the Water Equipment Agreement which have not been paid as of Closing up to a maximum aggregate amount payable by the Seller equal to the difference between $75,000 minus the amount paid to Water Equipment pursuant to the Water Equipment Agreement on or before Closing (such maximum amount being the "Unpaid Fees"). The Seller's obligations under this Section 4.8 are limited to the Unpaid Fees, and the Seller shall have no obligation under this Section 4.8 if after Closing any provision of the Water Equipment Agreement (including, without limitation, the scope of work or fee schedule attached thereto) is modified without the Seller's prior written consent. The Seller shall not in any event be obligated or otherwise responsible to Lajitas Utility, the Buyer or any other Person for Water Equipment's work under the Water Equipment Agreement.


                                   ARTICLE 5

                               BUYER'S CONDITIONS

     The obligation of the Buyer to purchase the Transferred Assets and to assume the Assumed Liabilities as contemplated hereby is, at the option of the Buyer, subject to the satisfaction on or before the Closing Date of the conditions set forth below, any of which may be waived by the Buyer in writing.

      5.1 Representations, Warranties and Covenants. The representations and warranties of the Seller contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made or given on and as of such date, except for such matters due to changes in facts from the date hereof required or permitted by this Agreement and except for representations and warranties made or given only as of a specified date. Each and all of the agreements and covenants of the Seller to be performed or complied with by the Seller on or before the Closing Date pursuant to this Agreement shall have been performed or complied with in all material respects. The Seller shall have delivered to the Buyer a certificate, substantially in the form of Exhibit F-1, signed by one of its duly authorized officers, dated the Closing Date.

      5.2 Certain Documents. The Seller shall have executed and delivered to the Buyer each of the following dated as of the Closing Date:

     (a) a special warranty deed, substantially in the form attached hereto as Exhibit A, with respect to the Town and Resort Real Property;

     (b) a stock power, substantially in the form of Exhibit B, together with the stock certificate(s) evidencing the Lajitas Utility Shares;

     (c) a bill of sale, substantially in the form attached hereto as Exhibit C, with respect to the Transferred Assets (other than the Town and Resort Real Property);

     (d) (i) an assignment and assumption substantially in the form attached hereto as Exhibit D and (ii) an assignment and assumption substantially in the form attached hereto as Exhibit D-1 (collectively, the "Assignment and Assumptions");

     (e) the certificate of title for each of the vehicles listed on Schedule
1.1 with respect to which a certificate of title has been issued to the Seller;

     (f)  a "FIRPTA" certificate; and

     (g) a closing statement prepared by the Title Company and reasonably acceptable to the Buyer.

      5.3 No Litigation. No preliminary or permanent injunction or other order of any Governmental Entity shall be in effect nor shall there be in effect any statute, rule, regulation or executive order promulgated or enacted by any Governmental Entity that, in any such case, prevents the consummation of the transactions contemplated by this Agreement. No suit, action, claim, proceeding or investigation before any Governmental Entity shall have been commenced or threatened by any Person other than the Buyer or any of its Affiliates seeking to prevent the sale of the Transferred Assets or the Business or asserting that the sale of all or a portion of the Transferred Assets or the Business would be unlawful.

      5.4 TNRCC Review. The Buyer's proposed purchase of the Lajitas Utility Shares on the Closing Date shall be permitted by Section 13.302 of the Texas Water Code and Rule 291.111 of the TNRCC's regulations.

      5.5 Resignations. The Buyer shall have received copies of resignations submitted to Lajitas Utility from all of the directors and officers of Lajitas Utility.

                                   ARTICLE 6

                              SELLER'S CONDITIONS

     The obligation of the Seller to transfer the Transferred Assets as contemplated hereby is, at the option of the Seller, subject to the satisfaction on or before the Closing Date of the conditions set forth below, any of which may be waived by the Seller in writing.

      6.1 Representations, Warranties and Covenants. The representations and warranties of the Buyer contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made or given on and as of such date, except for representations and warranties made or given only as a specified date. Each and all of the agreements and covenants of the Buyer to be performed or complied with by it on or before the Closing Date pursuant to this Agreement shall have been performed or complied with in all material respects. The Buyer shall have delivered to the Seller a certificate, substantially in the form of Exhibit F-2, signed by one of its duly authorized officers, dated the Closing Date.

      6.2 Certain Documents. The Buyer shall have executed and delivered to the Seller each of the following dated as of the Closing Date:

     (a) both of the Assignment and Assumptions;

     (b) a certificate of exemption from sales tax with respect to the Inventories, substantially in the form of Exhibit E; and

     (c) a closing statement prepared by the Title Company and reasonably acceptable to the Seller.

      6.3 Cash Purchase Price and Auction Fee. The Buyer shall have delivered to the Title Company (and the Title Company shall have received) by wire transfer of immediately available funds an amount equal to the Cash Purchase Price (including the Earnest Money deposited with the Title Company pursuant to Section 1.9) for payment to the Seller plus an amount equal to 7.5% of the Cash Purchase Price for payment of the Auction Fee payable to NAG.

      6.4 No Litigation. No preliminary or permanent injunction or other order of any Governmental Entity shall be in effect nor shall there be in effect any statute, rule, regulation or executive order promulgated or enacted by any Governmental Entity that, in any such case, prevents the consummation of the transactions contemplated by this Agreement. No suit, action, claim, proceeding or investigation before any Governmental Entity shall have been commenced or threatened by any Person other than the Seller or any of its Affiliates seeking to prevent the sale of the Transferred Assets or the Business or asserting that the sale of all or a portion of the Transferred Assets or the Business would be unlawful.

      6.5 Stockholder Approval. The stockholders of the Seller shall have effectively approved the sale of the Transferred Assets and transactions contemplated by this Agreement as required by applicable law.

      6.6 TNRCC Review. The Seller shall have received evidence satisfactory to it that the Buyer's proposed purchase of the Lajitas Utility Shares on the Closing Date may be completed in compliance with Section 13.302 of the Texas Water Code and Rule 291.111 of the TNRCC's regulations.

     6.7 Lajitas Utility Registered Office and Agent. The Seller shall have received evidence satisfactory to it that the Buyer is causing Lajitas Utility, immediately after Closing, to file with the Texas Secretary of State an application in proper form specified by the Texas Secretary of

State to change the registered agent and registered office to a registered agent and registered office not associated with the Seller.

                                   ARTICLE  7

                                INDEMNIFICATION

      7.1 Indemnification by the Seller.  Except as otherwise limited by this
Article 7 and Article 8 hereof, the Seller agrees to indemnify, defend and hold the Buyer and each of its officers, directors, employees and agents, and their respective successors and assigns (collectively, the "Buyer Persons") harmless from and against and in respect of Damages actually suffered, incurred or realized by such party (collectively, "Buyer Losses"), arising out of or resulting from or relating to:

     (a) any misrepresentation, breach of warranty or breach of any covenant or agreement made or undertaken by the Seller in this Agreement or in any other agreement, certificate, exhibit or writing delivered to the Buyer pursuant to this Agreement; or

     (b) except for the Assumed Liabilities and for obligations, debts and liabilities of Lajitas Utility, and except as limited by Section 3.3(c), the ownership, management, use or operation of the Transferred Assets or the Business before the Closing.

Notwithstanding the foregoing, the Seller shall not be liable under this Section
7.1 unless and until the aggregate amount of all the Buyer Losses for which the Buyer Persons are entitled to indemnification hereunder exceeds $10,000 and then only for those Buyer Losses that in the aggregate exceed $10,000; provided, however, that the Seller's aggregate liability under clause (a) of this Section
7.1 (other than liability resulting from a breach of the Seller's warranties of title) shall not exceed $100,000 and the Seller's aggregate liability resulting from breaches of the Seller's warranty of title as described in Section 2.3 shall not exceed $200,000.

     The Seller's aggregate liability under this Article 7 shall not in any event exceed $200,000.

      7.2 Indemnification by the Buyer.  Except as otherwise limited by this
Article 7 and Article 8 hereof, the Buyer agrees to indemnify, defend and hold the Seller and each of its officers, directors, employees and agents, and its successors and assigns (collectively, the "Seller Persons") harmless from and against and in respect of Damages actually suffered, incurred or realized by such party (collectively, "the Seller Losses"), arising out of or resulting from:

     (a) any misrepresentation, breach of warranty or breach of any covenant or agreement made or undertaken by the Buyer in this Agreement or in any other agreement, certificate, exhibit or writing delivered to the Seller pursuant to this Agreement;

     (b)  any Assumed Liability;

     (c) the ownership, management, use or operation of the Transferred Assets, the Business or Lajitas Utility after the Closing.

      7.3 Procedure. All claims for indemnification under this Article 7 shall be asserted and resolved as follows:

     (a) An Indemnitee shall promptly give the Indemnitor notice of any matter that an Indemnitee has determined has given or could give rise to a right of indemnification under this Agreement, stating the amount of the Losses, if known, and method of computation thereof, all with reasonable particularity, and stating with particularity the nature of such matter. Failure to provide such notice shall not affect the right of the Indemnitee to indemnification except to the extent such failure shall have resulted in liability to the Indemnitor that could have been actually avoided had such notice been provided within such required time period.

     (b) The obligations and liabilities of an Indemnitor under this Article 7 with respect to Losses arising from claims of any third party that are subject to the indemnification provided for in this Article 7 ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnitee shall receive notice of any Third Party Claim, the Indemnitee shall give the Indemnitor prompt notice of such Third Party Claim and the Indemnitor may, at its option, assume and control the defense of such Third Party Claim at the Indemnitor's expense and through counsel of the Indemnitor's choice reasonably acceptable to Indemnitee. In the event the Indemnitor assumes the defense against any such Third Party Claim as provided above, the Indemnitee shall have the right to participate at its own expense in the defense of such asserted liability, shall cooperate with the Indemnitor in such defense and will attempt to make available on a reasonable basis to the Indemnitor all witnesses, pertinent records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitor. In the event the Indemnitor does not elect to conduct the defense against any such Third Party Claim, the Indemnitor shall pay all reasonable costs and expenses of such defense (including the reasonable costs and expenses of counsel of the Indemnitee's choice reasonably acceptable to Indemnitor) as incurred and shall cooperate with the Indemnitee (and be entitled to participate) in such defense and attempt to make available to it on a reasonable basis all such witnesses, records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitee. Except for the settlement of a Third Party Claim that involves the payment of money only and for which the Indemnitee is totally indemnified by the Indemnitor, no Third Party Claim may be settled without the written consent of the Indemnitee.

      7.4 Time Limitation. No claim for indemnification under this Article 7 may be asserted by the Buyer or any other Buyer Person subsequent to the 180th day following the Closing Date; provided, however, that any bona fide claim for indemnification under this Article 7 made during such 180 day period shall be valid notwithstanding that such claim may not be resolved within such period if on or before the thirtieth (30th) day after the end of such period the party seeking indemnification files a lawsuit against, and serves legal process on, the other party with respect to the claim described in this Article 7. Claims by the Seller and the other Seller Persons for indemnification shall not be limited by this Section 7.4.

      7.5 Payment. Payment of any amounts due pursuant to this Article 7 shall be made within ten Business Days after notice is sent by the Indemnitee.

      7.6 Adjustment of Liability. The amount which an Indemnitee shall be entitled to receive from an Indemnitor with respect to any indemnifiable Losses under this Article 7 shall be net of any insurance recovery by the Indemnitee on account of such Losses from an unaffiliated party.

      7.7 Certain Limitations. The Buyer acknowledges and agrees that the remedies provided in this Article 7 shall be the sole and exclusive remedies of the Buyer and the other the Buyer Persons for any breach by, or other action against, the Seller under or with respect to this Agreement, or the transactions contemplated hereby, and hereby waives any and all other remedies. EACH PARTY HEREBY IRREVOCABLY AND KNOWINGLY WAIVES ANY RIGHT TO SEEK OR RECOVER, AND AGREES NOT TO DEMAND OR SEEK, SPECIAL, CONSEQUENTIAL (INCLUDING WITHOUT LIMITATION, LOST PROFITS), EXEMPLARY, SPECIAL AND PUNITIVE DAMAGES, OR ANY OF THE FOREGOING, IN CONNECTION WITH ANY ACTION UNDER, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     BUYER AGREES THAT ITS SOLE AND EXCLUSIVE RECOURSE UNDER, RELATING TO OR ARISING OUT OF THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE AGAINST SELLER (SUBJECT TO, AND AS LIMITED BY, THIS AGREEMENT). BUYER SHALL HAVE NO RECOURSE UNDER, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED AGAINST (AND BUYER HEREBY IRREVOCABLY AND KNOWINGLY WAIVES ANY SUCH CLAIM AGAINST AND AGREES NOT TO SEEK OR DEMAND RECOURSE OR RECOVERY AGAINST) ANY DIRECTOR, OFFICER, EMPLOYEE OR STOCKHOLDER OF SELLER.

      7.8 Survival. The several representations and warranties of the parties to this Agreement shall survive the Closing Date and shall remain in full force and effect for a period of 180 days following the Closing Date. All covenants and agreements contained herein to be performed after Closing, and all disclaimers and limitations of liability, shall survive Closing without expiration.

                                   ARTICLE 8

                                  TERMINATION

      8.1 Events of Termination. The obligation to close the transactions contemplated by this Agreement may be terminated by:

     (a) mutual agreement of the Buyer and the Seller;

     (b) the Buyer, if a material default shall be made by the Seller in the observance or in the due and timely performance by the Seller of any agreements and covenants of the Seller herein contained, or if there shall have been a breach by the Seller of any of the warranties and representations of the Seller herein contained, and such default or breach has not been cured or has not been waived within five (5) days of written notice thereof;

     (c) the Seller, if a material default shall be made by the Buyer in the observance or in the due and timely performance by the Buyer of any agreements and covenants of the Buyer herein contained, or if there shall have been a breach by the Buyer of any of the warranties and representations of the Buyer herein contained, and such default or breach has not been cured or has not been waived within five (5) days of written notice thereof;

     (d) the Buyer or the Seller, provided the terminating party has not materially breached any of its agreements, covenants, representations or warranties, if the Closing shall not have occurred on or before April 30, 2000, or

     (e) the Seller, if (i) the Seller is not then in material breach of any representation, warranty, covenant or agreement set forth herein, (i) this Agreement and the transactions contemplated hereby shall not have been effectively approved by the Seller's stockholders, (iii) the board of directors of the Sellers shall have withdrawn, modified or changed in a manner adverse to the Buyer its approval or recommendation of this Agreement or the transactions contemplated hereby because the Company shall have received after the date hereof another bona offer from a third party to purchase the Transferred Assets (the "Other Offer") which is higher than the Cash Purchase Price and the Buyer shall not have agreed to match the Other Offer within 48 hours after being notified by the Seller of such Other Offer and (iv) the Seller shall have paid to the Buyer an amount (the "Termination Fee") equal to the greater of (1) $50,000 or (2) an amount equal to 5% of the difference between the amount of the Other Offer minus the Cash Purchase Price by bank cashier's check or wire transfer to an account designated by the Buyer for this purpose,, in any case, as it deems necessary in the exercise of its fiduciary obligations to the Company's shareholders after being so advised in writing by outside legal counsel.

      8.2 Liability Upon Termination. If the obligation to close the transactions contemplated by this Agreements is terminated pursuant to any provision of this Article 8 then this Agreement shall forthwith become void and there shall not be any liability or obligation with respect to the terminated provisions of this Agreement on the part of the Seller or the Buyer except and to the extent provided in Section 8.4.

      8.3 Notice of Termination. The parties hereto may exercise their respective rights of termination under this Article 8 only by delivering written notice to that effect to the other party, provided, however, that such notice must be received on or before the Closing Date.

      8.4 Earnest Money; Specific Performance.

     (a) If either (i) all of the conditions to the Buyer's obligation to purchase the Transferred Assets have been satisfied or waived in writing by the Buyer and if the Buyer should fail to close this transaction for any reason other than the Seller's default, failure of a condition to the Buyer's obligation to close, or the exercise by the Buyer of an express right of termination granted herein, or (ii) the Seller terminates this Agreement pursuant to Section 8.1(c), then the Seller's sole remedy in such event shall be to terminate this Agreement and to retain the Earnest Money as liquidated damages, the Seller waiving all other rights or remedies in the event of such default by the Buyer, and the Title Company shall pay such Earnest Money to the Seller in such event. The parties acknowledge that the Seller's actual damages in the event of a default by the Buyer under this Agreement before Closing will be difficult to ascertain, and that such liquidated damages represent the parties' best estimate of such damages.

     (b) If either (i) all of the conditions to the Seller's obligation to sell the Transferred Assets have been satisfied or waived in writing by the Seller and if the Seller should fail to close this transaction for any reason other than the Buyer's default, failure of a condition to Seller's obligation to close, or the exercise by Seller of an express right of termination granted herein, or (ii) the Buyer terminates this Agreement pursuant to Section 8.1(b), then the Buyer's sole remedy in such event shall be either to (i) terminate this Agreement and receive a refund of the Earnest Money (in which case the Title Company shall pay such Earnest Money to the Buyer in such event) or (ii) sue for specific performance of this Agreement, Buyer waiving all other rights or remedies in the event of such default by the Seller. In the event the Buyer elects to pursue an action for specific performance, such action must be initiated within thirty (30) days from the date the Buyer is notified on the Seller's refusal to proceed to Closing; failure to initiate such action within such thirty (30) day period shall be deemed to be an election by the Buyer to terminate this Agreement and receive a refund of the Earnest Money.

                                   ARTICLE 9

                          DEFINITIONS OF CERTAIN TERMS

     In addition to terms defined elsewhere in this Agreement, the following terms shall have the meanings assigned to them herein, unless the context otherwise indicates, both for purposes of this Agreement and the Schedules and
Exhibits:

      9.1 "Affiliate" shall mean, with respect to any Person, an individual or entity that, directly or indirectly, controls, is controlled by or is under common control with such Person.

      9.2 "Agreement" shall mean this Purchase Agreement (together with the Exhibits and Schedules hereto) between the Seller and the Buyer, as amended from time to time by such parties.

      9.3 "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Houston, Texas are authorized by law to close.

      9.4 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or similar provisions of legislation replacing such law from time to time.

      9.5 "Damages" shall mean, subject to Section 7.7, any and all liabilities, losses, damages, demands, assessments, claims, costs and reasonable expenses (including, without limitations, reasonable attorneys' fees and expenses and reasonable fees and expenses of consultants and other professionals)).

      9.6 "Governmental Entity" shall mean any arbitrator, court, administrative or regulatory agency, commission, department, board or bureau or body or other government or authority or instrumentality or any entity or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      9.7 "Indemnitee" shall mean the Person or Persons indemnified or entitled, or claiming to be entitled to be indemnified, pursuant to the provisions of
Section 7.1 or Section 7.2 hereof, as the case may be.

      9.8 "Indemnitor" shall mean the Person or Persons having the obligation to indemnify pursuant to the provisions of Section 7.1 or Section 7.2 hereof, as the case may be.

      9.9 "Lien" shall mean any lien, pledge, claim, charge, security interest or other encumbrance, option, defect or other rights of any third Person of any nature whatsoever.

      9.10 "Losses" shall mean the Seller Losses or the Buyer Losses, as the case may be.

      9.11 "Material Adverse Effect" means an effect on the condition
(financial or otherwise), results of operation, personal and real property, other assets or liabilities of the Business or Lajitas Utility or any of their respective assets that could reasonably be expected to involve an adverse effect on the Business or Lajitas Utility of at least $50,000.

      9.12 "Permitted Liens" shall mean (a) Liens securing or relating to liabilities or obligations that are to be assumed by the Buyer pursuant to this Agreement, (b) Liens for current taxes and assessments not yet due, (c) inchoate mechanic and materialmen Liens for construction in progress, (d) inchoate workmen, repairmen, warehousemen and carriers Liens arising in the ordinary course of business or (e) Liens created by the Buyer.

      9.13 "Person" shall mean a corporation, limited liability company, an association, a partnership, an organization, a business, an individual or a Governmental Entity.

      9.14 "Seller's Knowledge" shall mean and refer only to the actual knowledge of Mark A. Kilkenny with the express limitations and qualifications that Mark A. Kilkenny has not made any special investigation or inquiry, and has no duty or obligation of reasonable diligent investigation or inquiry, or other duty or obligation to acquire or attempt to acquire notice, knowledge or information beyond or in addition to the current, actual knowledge of Mark A. Kilkenny. By virtue of the limitations and qualifications herein expressed, it is the intention of the parties that the Seller hereby expressly negates the applicability of any principle or theory of "negligent ignorance" that would or might impute to the Seller or charge the Seller with, as a matter of law, actual notice or knowledge as a result of those tings that a reasonably diligent inquiry and exercise of the means of information at hand would or might disclose to the Seller.

      9.15 "Taxes" shall mean all federal, state, local, foreign and other taxes, charges, fees, duties, levies, imposts, customs or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, profit share, license, lease, service, service use, value added, withholding, payroll, employment, excise, estimated, severance, stamp, occupation, premium, property, windfall profits, or other taxes, fees, assessments, customs, duties, levies, imposts, or charges of any kind whatsoever, together with any interest, penalties, additions to tax, fines or other additional amounts imposed thereon or related thereto, and the term "Tax" means any one of the foregoing Taxes.



                                   ARTICLE 10

                                 MISCELLANEOUS

      10.1 Public Announcements. Subject to applicable securities law or stock exchange requirements, neither the Buyer nor the Seller shall, without the prior approval of the other party hereto, issue, or permit any of their respective partners, directors, officers, employees, agents or Affiliates to issue, any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby.

      10.2 Expenses. Except as otherwise set forth herein, and whether or not the transactions contemplated by this Agreement shall be consummated, each party agrees to pay, without right of reimbursement from any other party, the costs incurred by such party incident to the preparation and execution of this Agreement and performance of its obligations hereunder, including without limitation the fees and disbursements of legal counsel, accountants and consultants employed by such party in connection with the transactions contemplated by this Agreement.

      10.3 Notices. All notices, requests, consents, directions and other instruments and communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person, by courier, by an internationally recognized overnight delivery service with proof of delivery or by prepaid registered or certified United States first-class mail, return receipt requested, addressed to the respective party at the address set forth below, or if sent by facsimile transmission or other similar form of communication (with receipt confirmed) to the respective party at the facsimile number set forth below:

          If to the Seller, to:

          Southern Investors Service Company, Inc.
          2727 North Loop West, Suite 200
          Houston, Texas 77008
          Attention:  Walter M. Mischer, Sr.
          Facsimile:  713-864-0526
          Confirm: 713-869-7800

          Copies to:

          Mayer, Brown & Platt
          700 Louisiana, Suite 3600
          Houston, Texas 77002
          Attention:  Timothy B. Ellwood
          Facsimile:  713-224-6410
          Confirm: 713-224-6410

          If to the Buyer, to:

To the address set forth on the Transaction Schedule.

or to such other address or facsimile number and to the attention of such other Person(s) as either party may designate by written notice. Any notice mailed shall be deemed to have been given and received on the third Business Day following the day of mailing.

      10.4 Bulk Transfer Laws. The Seller agrees with the Buyer that the provisions of any statute of any state or jurisdiction regulating bulk sales or transfers do not apply to this Agreement.

      10.5 Successors. This Agreement shall insure to the benefit of and be binding upon the Buyer and the Seller and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by either of the parties hereto without the prior written consent of the other party hereto.

      10.6 Entire Agreement. This Agreement and the exhibits and schedules hereto and the confidentiality agreement among the parties hereto constitute the entire agreement and understanding between the parties relating to the subject matter hereof and thereof and supersede all prior representations, endorsements, premises, agreements, memoranda communications, negotiations, discussions, understandings and arrangements, whether oral, written or inferred, between the parties relating to the subject matter hereof. This Agreement may not be modified, amended, rescinded, canceled, altered or supplemented, in whole or in part, except upon the execution and delivery of a written instrument executed by a duly authorized representative of each of the parties hereto.

      10.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas without giving effect to choice of law principles.

      10.8 Waiver. The waiver of any breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

      10.9 Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction shall, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10.10 No Third Party Beneficiaries. Any agreement contained, expressed or implied in this Agreement shall be only for the benefit of the parties hereto and their respective legal representatives, successors and assigns, and such agreements shall not inure to the benefit of the obligees of any indebtedness of any party hereto, it being the intention of the parties hereto that no Person shall be deemed a third party beneficiary of this Agreement, except to the extent a third party is expressly given rights herein.

      10.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10.12 Headings. The headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof or affect in any way the meaning or interpretation of this Agreement.

      10.13 Interpretation. The provisions of this Agreement shall be deemed to have been negotiated and drafted by both parties without regard to any principle relating to who prepared the Agreement.

      10.14 Disclaimer by Auction Company. Buyer shall look only to the Seller as to all matters regarding this Agreement and the Transferred Assets, and NAG shall not be responsible or liable in any way if the Seller fails or refuses to or cannot close the transactions contemplated hereby, or if the Transferred Assets are affected in any way or are in any other way unsatisfactory to the Buyer as the Buyer may determine before or after Closing.

      10.15 Service of Process; Waiver of Jury Trial; Attorneys' Fees; Jurisdiction

      (a) Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Texas, County of Harris, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of Texas, Houston Division and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     (b) EACH PARTY FURTHER ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING WHICH MAY ARISE OUT THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. BY EXECUTING THIS AGREEMENT, EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                  SELLER:

                                  SOUTHERN INVESTORS SERVICE COMPANY, INC.



                                  By: /SS/ Mark A. Kilkenny
                                     ---------------------------
                                       Name: Mark A. Kilkenny
                                            --------------------
                                      Title: V.P.
                                            --------------------


                                  BUYER:

                                  /SS/ Stephen R. Smith
                                  ------------------------------



                                  By:
                                      Name:
                                           ---------------------
                                      Title:
                                            --------------------

                     TITLE COMPANY'S AGREEMENT AND RECEIPT


     On this ______ day of February 2000, Stewart Title Company, as the Title Company named in the foregoing Agreement, hereby acknowledges receipt of (i) ______ (___) counterparts of this Agreement executed by the Seller and the Buyer and (ii) the Earnest Money in the form specified below required under Section
1.9 of this Agreement and hereby agrees to act as Title Company in strict accordance with the terms of this Agreement.

                                    STEWART TITLE COMPANY


                                    By:____________________________________
                                    Its: ___________________ President


Form in which Earnest Money delivered: _________________________

                                            Special Warranty Deed - Town Tract


                                   EXHIBIT A



Lots 7, 14, 15, 19 and 20, Block 1, COMANCHE MESA SUBDIVISION;
Lots 8, 9, 10, 16, 17, 18, 19, 20, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33,
34, 35, 37, 38, 43, 44, 45, 47 and 48, Block 2, COMANCHE MESA SUBDIVISION;
Lots 1 thru 5, 6-B, and 7 thru 12, Block 3, COMANCHE MESA SUBDIVISION;
Lots 11, 12,13,16,17, 19, 21, 27, and 23, COMANCHE HILLS SUBDIVISION;
Lots 1, 2, 3 and 4, RIVERVIEW SUBDIVISION;
Lots 1 thru 18, Block 1, SPEAR POINT SUBDIVISION;
Lots 1 thru 20, Block 2, SPEAR POINT SUBDIVISION
Lots 1 thru 12, Block 3, SPEAR POINT SUBDIVISION;
Lots 1 thru 4, Block 4, SPEAR POINT SUBDIVISION;
Lots 1 & 2, Block 5, SPEAR POINT SUBDIVISION;
Lots 1 thru 16, Block 6, SPEAR POINT SUBDIVISION;
Lots 1 thru 6, Block 7, SPEAR POINT SUBDIVISION:'
Lots 1, 2 & 3, Block 8, SPEAR POINT SUBDIVISION;
Lots 2, 3, 4, 6, 7, 8, 9, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24,
25 & 26, MESA VISTA SUBDIVISION,
Unit 104, Building A, CASTALON CONDOS;
Unit 112, Building B, CASTALON CONDOS;
Unit 111, Building D, CASTALON CONDOS;
Unit 104, Building A, SAN CARLOS CONDOS;
Unit 111, Building, SAN CARLOS CONDOS;
Section 36, Block 341, TC Ry. Co. 363.81 ac.m/l (395.90 ac. SAVE & EXCEPT 21.11 ac. conveyed in Vol. 228, Page 148, DR; .937 ac. conveyed in Vol. 212, Page 786, DR; .8194 ac. conveyed in Vol. 225, Page 286, DR; that portion of Riverview Subdivision lying in Sec. 36; 7.14 ac. conveyed in Vol. 136, Page 196, DR; .65 ac. conveyed in Vol. 232, Page 234, DR; 1.0148 ac. conveyed to Vol. 245, Page 591, DR; .3095 ac. conveyed in Vol. 218, Page 472, DR and .41 ac. conveyed in Vol. 221, Page 6, DR.
Section 37, Block 341, TC Ry. Co.; 399.78 ac.(574 ac. SAVE & EXCEPT 1.28 ac. conveyed in Vol. 31, Page 9, OPR; 94.56 ac. conveyed in Vol. 228, Page 148, DR;
2.01 ac. conveyed in Vol. 26, Page 41, OPR;35.45 ac. contained in Spear
Point subdivision; that portion contained in Comanche Hills Subdivision; 31.89 ac. contained in Mesa Vista Subdivision and 7.49 ac. conveyed in Vol. 136, Page 196, DR; 1.54 ac. contained in Castalon Condos complex and that portion contained in San Carlos Complex)
Section 99, Block 341, TC Ry. Co. 213.38 acres, m/l (443.5 ac. SAVE & EXCEPT
37.34 ac. contained in Spear Point Subdivision; 99.20 ac. conveyed in Vol. 20, Page 501, OPR,; 89.6 ac. conveyed in Vol. 6, Page 432, OPR; 3.98 ac. conveyed in Vol. 221, Page 103, DR)
Section 100, Block 341, TC Ry. Co., 273.495 acres, m/l (284.59 ac. SAVE & EXCEPT
8.73 conveyed to Vol 136, Page 196, DR; 1.40 ac. conveyed in Vol. 68, Page 36, OPR; .965 ac. conveyed in Vol. 226, Page 223, DR and that portion of the Comanche Hills and Comanche Mesa Subdivisions lying within Section 100.
Tract of 2.76 ac. m/l out of Section 37 and 100, Block 341, Known as "Employee Housing" Section 101, Block 341, TC Ry. Co., 440.25 acres m/l
Section MC-1, SF 16366, 84.62 acres, m/l SAVE & EXCEPT that portion lying within the boundaries of Comanche Mesa Subdivision.

                                   EXHIBIT A

                                  FORM OF DEED


                             SPECIAL WARRANTY DEED

STATE OF TEXAS           (S)
                         (S)  KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF BREWSTER       (S)

     THAT Southern Investors Service Company, Inc., a Delaware corporation ("Grantor"), for and in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration to it in hand paid by ________________________, a _________________ ("Grantee"), having a mailing address of _________________, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property described in Exhibit A attached hereto and made a part hereof for all purposes, together with all of Grantor's right, title and interest in and to all easements, rights of way, reservations, privileges, appurtenances, any buildings, structures, fixtures and improvements thereon, and other estates and rights of Grantor pertaining to the real property (collectively, the "Property").

     This conveyance is made and accepted subject to all easements, encumbrances, restrictions, rights-of-way and prescriptive rights whether of record or not, pertaining to any portion(s) of the Property; any rights of adjoining land owners in any walls or fences, any discrepancies, conflicts, or shortages in area or boundary lines, and any encroachments or overlapping of improvements; all presently recorded and valid oil, gas, and/or other mineral exceptions, rights of development or leases, royalty reservations and/or other instruments constituting oil, gas, or other mineral interest severances of any kind; all zoning and other ordinances, and other recorded instruments, but only to the extent that same are still in effect; standby fees and taxes for the current year having been prorated, and subsequent years, the payment of which Grantee assumes; and subsequent assessments for this and prior years due to change(s) in land usage, ownership, or both, the payment of which Grantee assumes; and any conditions that would be revealed by a physical inspection and survey of the Property; and to all takings by any governmental authorities or transfers in lieu thereof (the "Permitted Exceptions").

     TO HAVE AND TO HOLD the Property, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular, the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through, or under Grantor, but not otherwise, subject to the Permitted Exceptions.

     This conveyance is made without covenants, representations or warranties of any kind, express, implied or statutory, including without limitation, those implied covenants described in Section 5.023 of the Texas Property Code, other than the special warranty of title contained herein.

     GRANTEE ACKNOWLEDGES AND BY ACCEPTANCE OF THIS DEED GRANTEE AGREES THAT IT IS FULLY RELYING ON GRANTEE'S (OR GRANTEE'S REPRESENTATIVES') INSPECTIONS OF THE PROPERTY AND NOT UPON ANY STATEMENTS (ORAL OR WRITTEN) WHICH MAY HAVE BEEN MADE OR MAY BE MADE (OR PURPORTEDLY MADE) BY GRANTOR OR ANY OF ITS REPRESENTATIVES EXCEPT AS SPECIFICALLY PROVIDED IN THIS DEED. GRANTEE ACKNOWLEDGES THAT GRANTEE HAS (OR GRANTEE'S REPRESENTATIVES' HAVE), PRIOR TO THE EFFECTIVE DATE OF THIS DEED, THOROUGHLY INSPECTED AND EXAMINED THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY GRANTEE IN ORDER TO ENABLE GRANTEE TO EVALUATE THE CONDITION OF THE PROPERTY AND ALL OTHER ASPECTS OF THE PROPERTY, AND GRANTEE ACKNOWLEDGES THAT GRANTEE IS RELYING SOLELY UPON ITS OWN (OR ITS REPRESENTATIVES') INSPECTION, EXAMINATION, AND EVALUATION OF THE PROPERTY. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS CONVEYANCE, GRANTEE IS ACCEPTING THE PROPERTY IN ITS "AS-IS, WHERE-IS" CONDITION, WITH ALL FAULTS, AND WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, EXCEPT ONLY THE TITLE WARRANTIES EXPRESSLY SET FORTH IN THIS DEED. WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT FOR THE TITLE WARRANTIES CONTAINED IN THIS DEED, THE CONVEYANCE OF THE PROPERTY ARE WITHOUT ANY WARRANTY, AND GRANTOR AND GRANTOR'S PARTNERS, OFFICERS, AGENTS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AFFILIATES (COLLECTIVELY, "GRANTOR'S RELATED PARTIES") HAVE MADE NO, AND EXPRESSLY AND SPECIFICALLY DISCLAIM, AND GRANTEE ACCEPTS THAT GRANTOR AND GRANTOR'S RELATED PARTIES HAVE DISCLAIMED, ANY AND ALL REPRESENTATIONS, GUARANTIES OR WARRANTIES, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW (EXCEPT AS TO TITLE WARRANTIES CONTAINED IN THIS DEED) OF OR RELATING TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, OF OR RELATING TO: (I) THE USE, INCOME POTENTIAL, EXPENSES, OPERATION, CHARACTERISTICS, OR CONDITIONS OF THE PROPERTY AND THE SURFACE OR SUBSURFACE THEREOF, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF SUITABILITY, HABITABILITY, MERCHANTABILITY, DESIGN, OR FITNESS FOR ANY SPECIFIC PURPOSE OR A PARTICULAR PURPOSE; (II) THE COMPLIANCE OF THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS; (III) THE ENVIRONMENTAL CONDITION OF THE PROPERTY AND THE PRESENCE OR ABSENCE OF OR CONTAMINATION BY HAZARDOUS MATERIALS, OR THE COMPLIANCE OF THE PROPERTY WITH ALL REGULATIONS OR LAWS PERTAINING TO HEALTH OR THE ENVIRONMENT, INCLUDING, BUT NOT LIMITED TO, THE COMPREHENSIVE

ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, THE CLEAN WATER ACT, THE TEXAS HEALTH AND SAFETY CODE, THE TEXAS SOLID WASTE DISPOSAL ACT, AND THE TEXAS WATER CODE, EACH AS MAY BE AMENDED FROM TIME TO TIME, AND INCLUDING ANY AND ALL REGULATIONS, RULES, OR POLICIES PROMULGATED THEREUNDER ("ENVIRONMENTAL LAWS"); AND (IV) THE SOIL CONDITIONS, DRAINAGE, GEOLOGY, FLOODING CHARACTERISTICS, UTILITIES, SQUARE FOOTAGE, OR OTHER CONDITIONS EXISTING IN, ON, AROUND OR UNDER THE PROPERTY. GRANTEE HEREBY EXPRESSLY ASSUMES ALL RISKS, LIABILITIES, CLAIMS, DAMAGES, AND COSTS, INCLUDING ANY LIABILITY WITH RESPECT TO ENVIRONMENTAL LAWS RESULTING OR ARISING FROM OR RELATED TO THE PROPERTY OR THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION THEREOF. ADDITIONALLY, GRANTOR AND GRANTOR'S RELATED PARTNERS ARE RELEASED FROM ANY AND ALL CLAIMS (WHETHER FOR CONTRIBUTION, INDEMNITY, OR OTHERWISE) GRANTEE OR ITS HEIRS AND ASSIGNS MAY NOW OR HEREAFTER HAVE UNDER ENVIRONMENTAL LAWS NOW OR HEREAFTER IN EFFECT, OR IN CONNECTION WITH THE PRESENCE OF HAZARDOUS MATERIALS ON OR ABOUT THE PROPERTY.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, this Special Warranty Deed has been executed to be effective as of _______________, 2000.

                                  SOUTHERN INVESTORS SERVICES
                                  COMPANY, INC., a Delaware corporation



                                  By:________________________________
                                  Name:______________________________
                                  Title:_____________________________



STATE OF ________________     (S)
                              (S)
COUNTY OF ________________    (S)

     This instrument was acknowledged before me on ______________________, 2000, by ____________________________, ____________________________ of
_________________________, a ________________________, on behalf of such
____________________.


                                  -----------------------------------
                                  Notary Public


          [Seal]

                                   EXHIBIT A

                      (Legal Description of the Property)


                                [to be attached]

                                   EXHIBIT B

                              Form of Stock Power


                                  STOCK POWER

     FOR VALUE RECEIVED, Souther Investors Service Company, Inc. (successor in interest by merger to T.M.C. Funding, Inc.) hereby assigns and transfers to _____________________ the 1,000 shares of the common stock of Lajitas Utility Company, a Texas corporation (the "Company"), represented by Certificate Number 1 herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as attorney to transfer the said stock on the books of the Company.


Dated: _________________________, 2000


                              SOUTHERN INVESTORS SERVICE COMPANY, INC.


                              By:______________________________
                              Name:____________________________
                              Title:___________________________

                                   EXHIBIT C

                              Form of Bill of Sale

                                  BILL OF SALE

     SOUTHERN INVESTORS SERVICE COMPANY, INC., a Delaware corporation (the "Seller"), pursuant to the Purchase Agreement, dated as of February _____, 2000 (the "PA"), between the Seller and ________________________________, a
_________________ (the "Buyer"), and in consideration of the payment by the Buyer to the Seller of the Cash Purchase Price, the assumption by the Buyer of the Assumed Liabilities, and for other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, convey, assign, transfer and deliver to the Buyer and its successors and assigns, and the Buyer does hereby purchase, acquire and take assignment and delivery from the Seller of, all of the right, title and interest of the Seller in and to all of the Transferred Assets excluding the Real Property and Assumed Contracts (the "Transferred Property"), TO HAVE AND TO HOLD the Transferred Property, as aforesaid, unto the Buyer, its successors and assigns forever; and the Seller does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular, the Transferred Property unto the Buyer, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under the Seller, but not otherwise, subject to the Permitted Liens and the limitations set forth in the PA.

     The other representations, warranties, covenants, agreements, disclaimers, and limitations with respect to the Transferred Property are those set forth in, and are governed by the terms of, the PA.

     This Bill of Sale shall be construed and interpreted in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof. Terms used and not defined herein have the same meaning as in the PA.

     IN WITNESS WHEREOF, the Seller has caused this instrument to be duly executed and delivered as of the _________ day of _______________, 2000.

                         SOUTHERN INVESTORS SERVICE COMPANY, INC.


                         By:______________________________________
                         Title:___________________________________

                                   EXHIBIT D

                       Form of Assignment and Assumption

                           ASSIGNMENT AND ASSUMPTION

     SOUTHERN INVESTORS SERVICE COMPANY, INC., a Delaware corporation (the "Seller"), pursuant to the Purchase Agreement, dated as of February _____, 2000 (the "PA"), between the Seller and ________________________________, a
_________________ (the "Buyer"), and in consideration of the payment by the Buyer to the Seller of the Cash Purchase Price, the assumption by the Buyer of the Assumed Liabilities, and for other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, convey, assign, transfer and deliver to the Buyer and its successors and assigns, and the Buyer does hereby purchase, acquire and take assignment and delivery from the Seller of, all of the right, title and interest of the Seller in and to all of the Seller's rights under the Assumed Contracts (the "Transferred Property"), TO HAVE AND TO HOLD the Transferred Property, as aforesaid, unto the Buyer, its successors and assigns forever; and the Seller does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular, the Transferred Property unto the Buyer, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under the Seller, but not otherwise, subject to the Permitted Liens and the limitations set forth in the PA.

     The Buyer does hereby accept such assignment. The Buyer further assumes and agrees to pay and perform in accordance with and subject to their respective terms all of the Seller's obligations under the Assumed Contracts and all other Assumed Liabilities. A list of Assumed Guest Deposits is attached hereto as Exhibit A.

     The other representations, warranties, covenants, agreements, disclaimers and limitations with respect to the Transferred Property are those set forth in, and are governed by the terms of, the PA. This Bill of Sale shall be construed and interpreted in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof. Terms used and not defined herein have the same meaning as in the PA.

     IN WITNESS WHEREOF, the Seller and the Buyer have caused this instrument to be duly executed and delivered as of the _________ day of _______________, 2000.

                         SOUTHERN INVESTORS SERVICE COMPANY, INC.


                         By:______________________________________
                         Title:___________________________________

                         [BUYER]


                         By:______________________________________
                         Title:___________________________________

                                   Exhibit A
                                       to
                           Assignment and Assumption


The Assumed Guest Deposits are listed on the attached list.

                                  EXHIBIT D-1

          Form of Assignment and Assumption of Municipal Water Rights

              ASSIGNMENT AND ASSUMPTION OF MUNICIPAL WATER RIGHTS

STATE OF TEXAS           (S)
                         (S)  KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF HARRIS         (S)

     THAT Southern Investors Service Company, Inc., a Delaware corporation and successor in interest by merger to Arrow Investment Company, Inc. ("Grantor"), for and in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration to it in hand paid by __________________________________, a _________________ ("Grantee"), having a mailing address of _________________, the receipt and sufficiency of which consideration are hereby acknowledged, has ASSIGNED, SOLD and CONVEYED, and by these presents does hereby ASSIGN, SELL and CONVEY, unto Grantee all of rights of Grantor to divert and use water from the Rio Grande River for municipal purposes (the "Transferred Rights") as described in, and subject to the terms and conditions of, the Certificate of Adjudication No. 23-986 issued on August 18, 1977 by the Texas Water Commission to Arrow Investment Company, Inc. (predecessor by merger to Grantor), and filed of record in the irrigation contract records of Brewster County, Texas (vol. 1, page 70), as amended by the Amendment to Certificate of Adjudication (Certificate No. 23-
986A) dated May 31, 1979 and filed of record in the irrigation contract records of Brewster County, Texas (vol. 1, page 71), as further amended by the Amendment to Certificate of Adjudication (Certificate No. 23-986B) dated January 22, 1990 as filed of record in Brewster County, Texas (Vol. 15, page 782) (such Certificate of Adjudication, as so amended, being the "Certificate"). Grantee acknowledges that concurrently herewith it has acquired from Grantor by separate deed ownership of certain real property, which ownership of such real property includes all of rights of Grantor to divert and use water from the Rio Grande River for irrigation as described in the Certificate.

     This assignment is made and accepted subject to the terms and provisions of the Certificate and subject to recorded exceptions, easements, reservations, rights-of-way, encroachments, encumbrances, restrictions, regulations, ordinances, laws and conditions, and any other matters of record which are valid and existing, to all matters which a correct survey would show, and to all takings by any governmental authorities or transfers in lieu thereof (the "Permitted Exceptions").

     TO HAVE AND TO HOLD the Transferred Rights, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular, the Transferred Rights unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through, or under Grantor, but not otherwise, subject to the Permitted Exceptions.

     This conveyance is made without covenants, representations or warranties of any kind, express, implied or statutory, including without limitation, those implied covenants described in Section 5.023 of the Texas Property Code, other than the special warranty of title contained herein.

     The Grantee does hereby accept such assignment. Grantee further assumes and agrees to pay and perform in accordance with and subject to their respective terms all of the Grantor's obligations under the Certificate.

     Grantor has executed and delivered this instrument and has ASSIGNED, SOLD and CONVEYED the Transferred Rights, and Grantee has accepted this instrument and has purchased the Transferred Rights ON AN AS IS, WHERE IS, WITH ALL FAULTS, BASIS AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, IT BEING THE INTENTION OF GRANTOR AND GRANTEE TO EXPRESSLY NEGATE AND EXCLUDE ALL REPRESENTATIONS AND WARRANTIES RELATING TO THE TRANSFERRED RIGHTS, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR USE OR PURPOSE, ALL WARRANTIES CREATED BY ANY DESCRIPTION OF THE TRANSFERRED RIGHTS, AND ANY OTHER WARRANTIES AND REPRESENTATIONS WHATSOEVER, EXCEPT THE WARRANTY OF TITLE SET FORTH HEREIN.

     This instrument shall be construed and interpreted in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, this instrument has been executed to be effective as of _______________, 2000.

                       Southern Investors Service Company, Inc. (successor by merger to Arrow Investment Company, Inc.)



                       By:________________________________________
                       Name:______________________________________
                       Title:_____________________________________

                       [Name of Buyer]


                       By:________________________________________
                       Name:______________________________________
                       Title:_____________________________________



STATE OF ____________    (S)
                         (S)
COUNTY OF ___________    (S)

     This instrument was acknowledged before me on ______________________, 2000, by ____________________________, ____________________________ of Southern
Investors Service Company, Inc., a Delaware corporation, on behalf of such corporation.


                       ----------------------------------------
                       Notary Public


          [Seal]

STATE OF ______________  (S)
                         (S)
COUNTY OF _____________  (S)

     This instrument was acknowledged before me on ______________________, 2000, by ___________________________________, ___________________________ of
___________________________________, a ______________________, on behalf of such
_________________________.


                                  ----------------------------------------
                                  Notary Public


          [Seal]

                                   EXHIBIT E

                        Form of Certificate of Exemption
                                   (attached)

TEXAS RESALE CERTIFICATE

Name of purchaser, firm or agency       Phone (Area code and number)
--------------------------------------------------------------------------------------------------------
Address (Street & number, P.O. Box or Route number)
--------------------------------------------------------------------------------------------------------
City, State, ZIP code
--------------------------------------------------------------------------------------------------------
Texas Sales or Use Tax Permit Number (or out-of-state retailer's registration number or date applied for
Texas Permit - must contain  11 digits if from a Texas permit)
--------------------------------------------------------------------------------------------------------
                                (Mexican retailer's must show their Federal Taxpayers Registry (RFC)
                                number on the certificate and give a copy of their Mexican registration
----------------------------    form to the seller.)
--------------------------------------------------------------------------------------------------------

I, the purchaser named above, claim the right to make a non-taxable purchase for resale of the taxable items described below or on the attached order or invoice form:


Seller:  Southern Investors Service Company, Inc.

Street address:   2727 North Loop West

City, State, ZIP code:  Houston, Texas 77008

Description of items to be purchased:  inventory


Description of the type of business activity generally engaged in or type of items normally sold by the purchaser: resort community being purchased from the Seller

The taxable items described above, or on the attached order or invoice, will be resold, rented, or leased by me within the geographical limits of the United States of America, its territories and possessions, or within the geographical limits of the United Mexican States, in their present form or attached to other taxable items to be sold.

I understand that if I make any use of the items other than retention, demonstration or display while holding them for sale, lease or rental, I must pay sales tax on the items at the time of use based upon either the purchase price or the fair market rental value for the period of time used.

I understand that it is a criminal offense to give a resale certificate to the seller for taxable items that I know, at the time of purchase, are purchased for use rather than for the purpose of resale, lease, or rental and, depending on the amount of tax evaded, the offense may range from a Class C misdemeanor to a felony of the second degree.

--------------------------------------------------------------------------------
        Purchaser               Title                                     Date
sign
here
--------------------------------------------------------------------------------

This certificate should be furnished to the supplier. Do not send the completed certificate to the Comptroller of Public Accounts.

                                  EXHIBIT F-1

                      Form of Seller's Closing Certificate

                                 (Section 5.1)


     Reference is made to the Purchase Agreement, dated as of February ___, 2000 (the "Purchase Agreement"), between Southern Investors Service Company, Inc. as the "Seller" and ______________________ as the "Buyer." This certificate is delivered pursuant to Section 5.1 of the Purchase Agreement.

     The Seller hereby certifies to the Buyer that

     (i) all of the agreements and covenants of the Seller to be performed or complied with by the Seller on or before the Closing Date pursuant to the Agreement have been performed or complied with in all material respects; and

     (ii) the representations and warranties of the Seller contained in the Agreement are true, correct and complete in all material respects on and as of the date of the Closing Date with the same force and effect as though such representations and warranties had been made or given on and as of such date, except for such matters due to changes in facts from the date hereof required or permitted by this Agreement and except for representations and warranties made or given only as of a specified date.

                         SOUTHERN INVESTORS SERVICE COMPANY, INC.



                         By:________________________________________
                         Title:_____________________________________

                                  EXHIBIT F-2

                      Form of Buyer's Closing Certificate

                                 (Section 6.1)


     Reference is made to the Purchase Agreement, dated as of February ___, 2000 (the "Agreement"), between Southern Investors Service Company, Inc. as the "Seller" and ______________________ as the "Buyer." This certificate is delivered pursuant to Section 6.1 of the Agreement.

     The Buyer hereby certifies to the Seller that

     (i) all of the agreements and covenants of the Buyer to be performed or complied with by the Buyer on or before the Closing Date pursuant to the Agreement have been performed or complied with in all material respects; and

     (ii) the representations and warranties of the Buyer contained in the Agreement are true, correct and complete in all material respects on and as of the date of the Closing Date with the same force and effect as though such representations and warranties had been made or given on and as of such date, except for representations and warranties made or given only as of a specified date.

                         [Name of Buyer]



                         By:________________________________________
                         Title:_____________________________________

                              TRANSACTION SCHEDULE
                                       TO
                               PURCHASE AGREEMENT


Buyer:              Stephen R. Smith or assigns

Address for Buyer:  16004 Chateau Ave
                    ------------------------------
                    Austin, Texas 78734
                    ------------------------------
                    Attention: Stephen R. Smith
                               -------------------
                    Facsimile:
                               -------------------
                    Confirm:
                             ---------------------
                    with a copy to:
                    ------------------------------
                    ------------------------------
                    ------------------------------
                    Attention:
                              --------------------
                    Facsimile:
                              --------------------
                    Confirm:
                            ----------------------


Cash Purchase Price:                                             $3,950,000.00

Earnest Money (10% of sum of Cash Purchase Price):               $  395,000.00

Due at Closing:

Cash Purchase Price (less Earnest Money paid)                    $3,555,000.00

Auction Fee payable by Buyer (7.5% of Cash Purchase Price):      $  296,250.00

      Total Due at Closing:                                      $3,851,250.00

                    REAL ESTATE PURCHASE AND SALE AGREEMENT
                              REAL ESTATE AUCTION
                             BREWSTER COUNTY, TEXAS
                               FEBRUARY 24, 1999


  This Real Estate Purchase and Sale Agreement ("Agreement") is entered into as of February 24, 2000, by and between SOUTHERN INVESTORS SERVICES COMPANY, INC., a Delaware corporation ("Seller") and the person or entity named as Buyer ("Buyer") on the Transaction Schedule attached hereto.

1. THE PROPERTY: Seller agrees to sell and Buyer agrees to purchase the real estate described on Exhibit "A" hereto (the "Property") for the price upon the terms and conditions as set forth below:

2. THE PRICE: The total purchase price ("Purchase Price") (including the seven and one-half percent (7.5%) Auction Fee) payable at closing in cash or by wire transfer of immediately available funds to the Escrow Agent shall be the amount described on the Transaction Schedule.

3. THE TITLE: The Seller shall convey 8513 (plus or minus) acres of the Property (as designated on Exhibit "A") by Special Warranty Deed in form of Exhibit "B" attached hereto, subject to recorded exceptions, reservations, conditions, restrictions, mineral, royalty, and timber interests and easements of record reflected on the title commitment provided by the Escrow Agent, a copy of which is attached hereto as Exhibit "C", and any other matters of record which are valid and existing, to all matters which a correct survey would show, to all takings by any governmental authorities or transfers in lieu thereof, and to any valid leases (copies of which shall be delivered to Buyer with this Agreement). If title insurance is desired, it shall be at the Buyer's option and expense. The Seller shall convey 3430 (plus or minus) acres of the Property (as designated on Exhibit "A-1") by Quitclaim Deed in the form of Exhibit "D" attached hereto for which conveyance title insurance will not be available.

4. THE SURVEY: If a survey is desired, it will be at the Buyer's option and expense.

5. CLOSING: This sale and purchase transaction shall be closed by Stewart Title Company, Attn: George Houghton ("Escrow Agent") at 1111 Bagby, Suite 2000, Houston, Texas 77002, (Phone, 713-651-0810); on or before March 31, 2000 ("Closing Date"), unless otherwise agreed in writing by Seller and Buyer.

6. DEFAULTS: In the event Seller defaults in the performance of any of Seller's obligations under this Agreement for any reason, except Buyer's default or the termination of this Agreement by Buyer or Seller pursuant to any right herein provided, Buyer's sole and exclusive remedy shall be to either (i) terminate this Agreement in which event the Deposit shall be immediately delivered by Closing Agent to Buyer or (ii) enforce specific performance of this Agreement. In the event Buyer elects to enforce specific performance, such action must be initiated within thirty (30) days from the date Buyer is notified of Seller's refusal to proceed to Closing. In the event Buyer fails to perform any obligation pursuant to the terms of this Agreement, Seller's exclusive remedy shall be to retain the Deposit above, as agreed liquidated damages, and as a reasonable forecast of just compensation for the harm that would be caused by Buyer's breach, Buyer and Seller acknowledging that the actual damages for such breach would be difficult or impossible to calculate. Additionally, at its option, Seller may have the additional right to enforce specific performance of this Agreement. Except for the specific remedies set forth above, neither party shall have any other rights or remedies in the event of a breach of this Agreement, and each party specifically waives any and all rights and remedies not expressly set forth in this Agreement.

     SELLER AND BUYER HEREBY WAIVE ALL PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, AS AMENDED (OTHER THAN SECTION 17.555, PERTAINING TO CONTRIBUTION AND INDEMNITY) TO THE EXTENT APPLICABLE TO THE TRANSACTION CONTEMPLATED HEREBY.

7. EARNEST MONEY: Buyer has delivered to Stewart Title Company, as Escrow Agent, the amount specified as earnest money on the Transaction Schedule, which is equal to ten percent (10%) of the total Purchase Price in certified funds or by wire transfer ("Earnest Money"). The Escrow Agent shall apply the Earnest Money, together with interest thereon, against the Purchase Price at or upon Closing, or otherwise pay to the party entitled to receive the Earnest Money in accordance with this Agreement.

8. PRORATIONS: Prorations and adjustments shall be made at closing as follows: ad valorem taxes shall be prorated to the date of closing on the basis of the latest available information and assumed by the Buyer. These taxes are subject to readjustment and reproration when the actual tax bills are received or the actual tax amounts for the year of closing become known.

9.   BROKERAGE:   Each party represents and warrants that no real estate broker or salesman has been involved in this transaction except The National Auction Group, Inc.

     ("Auction Company") and _______ N/A _____________________________________
     ("Participating Broker"). Any commission due the Auction Company shall be paid before any part of the sales proceeds are disbursed to any other person or entity. The parties agree that all deposits and purchase funds shall be paid to the Escrow Agent for its proper disbursement. If the Buyer defaults in closing this Agreement, the Deposit shall be allocated as follows: (i) promotion costs shall be reimbursed to Seller, (ii) the balance, if any, shall be divided equally between Auction Company and Seller. If Seller seeks and obtains a judgment for specific performance of any Agreement, Auction Company shall be paid the full amount of its commission due in respect thereof.

10. CLOSING DOCUMENTS: (a) To perform its closing obligations hereunder, Seller shall execute and deliver, in form for recording, said Special Warranty Deed and do and perform all other acts and things that are required hereby and do and perform all other acts and things as shall reasonably be required by the Escrow Agent including execute and deliver such Certificate in form of Exhibit "E" attached hereto to comply with the provisions of
     (S)1445 of the Internal Revenue Code; (b) to perform its closing obligations hereunder, Buyer shall execute and deliver to Seller the Buyer's Certificate Regarding Property Condition ("Certificate") in form attached hereto as Exhibit "F" and deliver all documents and do and perform all other acts and things that are required hereby and do and perform all other acts and things as shall be required by the Closing Agent as conditions precedent (i) to its making and showing on its closing statement to Buyer and Seller the Purchase Price, all prorations, expenses and costs as herein provided for and contemplated, and (ii) to its delivering to Seller the remainder of the Purchase Price under the terms hereof.

11. CLOSING COSTS: Buyer and Seller shall each pay one-half (1/2) of the escrow fees, if any, incident to this transaction. Buyer shall pay (i) the basic title insurance premium for a Standard Texas Form Owner's Title Insurance Policy, (ii) for any deletions it so desires and (iii) for any survey. Seller shall pay the cost of recording the Deed. Each party shall be responsible for payment of its own attorney's fees.

12.  SELLER'S REPRESENTATIONS:

     A) Seller (i) represents to Buyer that each of the following is true and correct as of the date this Agreement is executed by Seller and (ii) agrees that on the Closing Date, Seller will represent unto Buyer that each of the following is true and correct (to the extent the same are in fact then true and correct) as of the Closing Date:

          1. Seller has the full right, power, and authority to enter into this Agreement and to carry out the obligations of Seller set forth in this Agreement;

          2. The person or persons executing this Agreement on behalf of Seller are fully authorized to execute this Agreement on behalf of Seller;

          3. Seller has received no written notice and has no actual knowledge of any pending condemnation proceedings affecting the Property or any part thereof;

          4. Seller has received no written notice and has no actual knowledge of any pending litigation affecting Seller or the Property which would in any way constitute a lien, claim or material obligation of any kind against the Property;

          5. To Seller's actual knowledge, no person, firm or entity has any rights in the Property or right to acquire the Property or any part thereof;

          6. This Agreement and the sale of the Property will not cause to be imposed on the Buyer any liability to withhold any amount pursuant to (S) 1445 of the Internal Revenue Code (and the implementing regulations);

          All references in this Agreement to notices or written notices received by Seller shall mean and refer only to written notices received by Mark A. Kilkenny of Seller and all references in this Agreement to "Seller's actual knowledge" or "the actual knowledge of Seller" or similar references shall mean and refer only to the current, actual knowledge of Mark A. Kilkenny with the express limitations and qualifications that Mark
     A. Kilkenny has not made any special investigation or inquiry, and has no duty or obligation of reasonably diligent investigation or inquiry, or any other duty or obligation, to acquire or attempt to acquire notice, knowledge or information beyond or in addition to the current, actual knowledge of Mark A. Kilkenny. By virtue of the limitations and qualifications herein expressed, it is the intention of Seller expressly to negate the applicability of any principle or theory of "negligent ignorance" that would or might impute to Seller or charge Seller with, as a matter of law, actual notice or knowledge as a result of those things that a reasonably diligent inquiry and exercise of the means of information at hand would or might disclose to Seller.

     B) The foregoing representations of Seller shall survive the Closing only for a period terminating on the date that is thirty (30) days from and after the Closing Date. Any proceeding or action for enforcement of said representations, and any claims for damages as a result of the breach thereof, must be brought by Buyer within the time period described above, or Buyer shall be deemed conclusively to have waived any claims, rights, causes of action or remedies with regard to alleged breaches of the representations of Seller. With respect to any such claim for damages, Buyer shall not be entitled to seek or recover, and Buyer hereby expressly waives any rights to seek or recover, any punitive, exemplary or consequential damages. The provisions of this paragraph shall survive the Closing.

13. PROPERTY CONDITION: This Property is selling subject to any existing rights-of way, easements, encroachments, restrictive covenants, zoning regulations, governmental agency regulations, environmental conditions, leases, adverse possession, encumbrances, mineral, timber or royalty interests, and assessments. To the maximum extent permitted by applicable law, this sale is made and will be made without representation, covenant, or warranty of any kind (whether express, implied, or, to the maximum extent permitted by applicable law, statutory) by Seller. As a material part of the consideration for this Agreement, Buyer agrees to accept the Property on an "as is" and "where is" basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, except for Seller's Warranties. Except for Seller's Warranties, no warranty or representation is made by Seller as to fitness for any particular purpose, merchantability, design, quality, condition, operation or income, compliance with drawings or specifications, absence of defects, absence of hazardous or toxic substances, absence of faults, flooding, or compliance with laws and regulations including, without limitation, those relating to health, safety, and the environment. Buyer acknowledges that Buyer has entered into this Agreement with the intention of making and relying upon its own investigation of the physical, environmental, economic use, compliance, and legal condition of the Property and that Buyer is not now relying, and will not later rely, upon any representations and warranties made by Seller or anyone acting or claiming to act, by, through or under or on Seller's behalf concerning the Property. ADDITIONALLY, BUYER AND SELLER HEREBY AGREE THAT (A) BUYER IS TAKING THE PROPERTY "AS IS" WITH ALL LATENT AND PATENT DEFECTS AND THAT EXCEPT FOR SELLER'S WARRANTIES, THERE IS NO WARRANTY BY SELLER THAT THE PROPERTY IS FIT FOR A PARTICULAR PURPOSE, (B) EXCEPT FOR SELLER'S WARRANTIES, BUYER IS NOT RELYING UPON ITS EXAMINATION OF THE PROPERTY, AND (C) BUYER TAKES THE PROPERTY UNDER THIS AGREEMENT UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THE DEED AND THE SELLER'S WARRANTIES. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE INDEFINITELY ANY CLOSING OR TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO THE CLOSING DOCUMENTS. THE ABOVE PROVISION SHALL BE INCORPORATED INTO THE DEED TO BE DELIVERED AT CLOSING.

14. RISK OF LOSS: Risk of condemnation or fire or other casualty loss shall remain with Seller until Closing, and if any condemnation or unrepaired fire or other casualty damage occurs, Buyer has the option of (i) closing without diminution of the Purchase Price upon taking assignments from Seller (which Seller covenants to make) of all condemnation awards and/or fire and other casualty insurance claims or (ii) of releasing Seller hereunder and having the return of the Deposit paid by Buyer on account hereof.

15. NOTICES: Notices required or permitted hereby shall be in writing, mailed postage prepaid by certified or registered mail, return receipt requested, to the Seller and the Buyer at their respective addresses as set forth below, or to such other address designated by either party by written notice to that effect.

16. ENTIRE AGREEMENT: This Agreement represents the entire and final Agreement between the parties, superseding and canceling all prior oral and written communications and agreements between them, their agents and representatives, and this Agreement may not subsequently be changed or amended except in writing signed by the parties.

17. LEGAL EXPENSES: In the event of litigation arising out of the terms and conditions of this Agreement, the prevailing party in such litigation shall have the right to recover from the non-prevailing party reasonable attorney's fees and court costs incurred as a result of such litigation.

18. SCOPE AND INTERPRETATION: This Agreement shall be governed and interpreted by the laws of the State of Texas.

19. EXECUTION IN COUNTERPART: This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages, which facsimile counterparts shall be fully binding as originals.

20. CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

21. ORGANIZATION AND AUTHORITY: By its signature below, each party represents and warrants to the other that it has the full right and authority and has obtained any and all consents required to enter into this Agreement, to perform the obligations provided for in this Agreement, and to consummate the sale contemplated herein. Each party further represents and warrants to the other that this Agreement has been duly and properly executed and constitutes the valid and binding obligation of said party, enforceable in accordance with the terms of this Agreement.

22. CONFIDENTIALITY: Buyer shall make no public announcement or disclosure of any information related to this Agreement to outside brokers or third parties, before or after the Closing, without the prior written consent of Seller.

23. RELATIONSHIP OF PARTIES: No provision of this Agreement, and no act or failure to act of either of the parties hereto, shall be deemed or construed by any party, person, entity, or court to create a relationship between the parties of principal and agent, partnership, joint venture, or any other association whatsoever, other than the relationship of a vendor and a vendee. The parties hereto are not in any fiduciary relationship with respect to each other.

24. CAPTIONS: The captions in this Agreement are inserted for convenience of reference only and in no way define, describe, limit or affect the scope or intent of this Agreement or any of its provisions.

25. EXHIBITS INCORPORATED: All Exhibits and Attachments to this Agreement are hereby incorporated herein by this reference in their entirety and for all purposes.

26.  ATTACHMENTS HERETO:
               Transaction Schedule
               Exhibit A and A-1 - Property;
               Exhibit B - Form of Deed;
               Exhibit C - Title Commitment.
               Exhibit D - Quitclaim Deed
               Exhibit E - FIRPTA Affidavit
               Exhibit F - Buyer's Certificate Regarding Property Condition

BUYER REPRESENTS AND WARRANTS THAT BUYER AND BUYER'S EXPERTS HAVE THOROUGHLY AND CAREFULLY INSPECTED THE PROPERTY AND AGREE TO PURCHASE SAME "AS IS, WHERE IS," "WITH ALL FAULTS, IF ANY."

IN WITNESS WHEREOF, the parties have executed this Agreement on February 24, 2000.

SELLER:

SOUTHERN INVESTORS SERVICES
COMPANY, INC., a Delaware corporation

By:       /s/ MARK A. KILKENNY
   ----------------------------------
Name:     Mark A. Kilkenny
     --------------------------------
Title:    Vice President
      -------------------------------

ADDRESS

2727 North Loop West, Suite 200
Houston, TX 77008

(713) 802-7900
PHONE NUMBER


BUYER:

SS#

Name: /s/ STEPHEN R. SMITH


ADDRESS



PHONE NUMBER

                     TITLE COMPANY'S AGREEMENT AND RECEIPT


     On this ______ day of February 2000, Stewart Title Company, as the Title Company named in the foregoing Agreement, hereby acknowledges receipt of (i) ______ (___) counterparts of this Agreement executed by the Seller and the Buyer and (ii) the Earnest Money in the form specified below required under Paragraph 7 of this Agreement and hereby agrees to act as Title Company in strict accordance with the terms of this Agreement.

                                    STEWART TITLE COMPANY


                                    By:
                                    Its: ___________________ President


Form in which Earnest Money delivered: _________________________

                              TRANSACTION SCHEDULE
                                       TO
                               PURCHASE AGREEMENT





  See Transaction Schedule to Purchase Agreement for Lajitas Resort Purchase
               Agreement - Tract I dated as of February 24, 2000

                                             SPECIAL WARRANTY DIED - SOUTH TRACT


                                     EXHIBIT A


Section           Block  Original Grantee      Abst.        Acres m/l
 62 (NE/4 & NW/4)   341      TC Ry. Co.                       414.35
 63                 341      TC Ry. Co.                       640
 64                 341      TC Ry. Co.                       640
 65                 341      TC Ry. Co.                       320
(640 ac. SAVE AND EXCEPT: SE/4-SW4 conveyed is Vol. 221, P. 739, DR;
                          NE/4-SE/4 conveyed in Vol. 32, P. 659, OPR;
                          NE/4-NE/4 conveyed to Vol. 38, P. 340, OPR;
                          NW/4-NE/4 conveyed in Vol. 53, P.113, OPR;
                          NW/4 conveyed in Vol 96, P. 308, OPR;
 66                 341      TC Ry. Co.                       343.5
 67                 341      TC Ry. Co.          1570         216.87
(640 ac. SAVE AND EXCEPT: 23.13 ac. conveyed in Vol. 249, P. 555, DR
                          SE/4-NW/4 conveyed in Vol. 29, P. 259, OPR;
                          SW/4-NW/4 conveyed in Vol. 29, P. 261, OPR;
                          NW/4-SW/4 conveyed in Vol. 30, P. 100, OPR
                          NW/4-SE/4 conveyed in Vol. 48, P. 561, OPR;
                          NW/4-NE/4 conveyed in Vol. 62, P. 193, OPR;
                          SE/4-NE/4 conveyed to Vol. 70, P. 332, OPR;
                          SW/4-NE/4 conveyed in Vol. 74, p. 313, OPR;
                          NW/4-NW/4 conveyed in Vol. 92, P. 161, OPR;
                          NE/4-NW/4 conveyed in Vol. 114, P. 2 OPR;
                          NE/4-NE/4 conveyed in VOL  115, P. 284, OPR;
                              87.43 ac. conveyed in Vol. 53, P. 190, OPR;
 74                 341      TC Ry. Co. lying South of Hwy. 170
 75                 341      TC Ry. Co.                       640
 76                 341      TC Ry. Co.             1574      560
 640 ac. SAVE AND EXCEPT the E/2-SE/4 conveyed in Vol. 224, P. 75 DR
 81                 341      TC Ry. Co.             1577      640
 82                 341      TC Ry. Co. containing 612.11 acres m/l (640 ac.
 SAVE & EXCEPT 13.82 ac. conveyed in 258, Page 757, Deed Records, and
 14.07 ac. conveyed in Vol. 16, Page 4, Official Public Records.

 83                 341      TC Ry. Co. lying South of Hwy. 170
 86                 341      TC Ry. Co  lying South of Hwy. 170
 87                 341      TC Ry. Co.             1580      644
 92                 341      TC Ry. Co.            16366      419.6
 94                 341      TC Ry. Co. lying South of Hwy. 170
 95                 341      TC Ry. Co. lying South of Hwy. 170

                                  EXHIBIT A-1

                                   PROPERTY


All that certain real property located in the County of Brewster, State of Texas, described as follows, to-wit:

-----------------------------------------------------------------------------------------------------------------------------
Abstract     Block      Cert.     Survey        Reference       Original                         No. of          Accession,
No.          No.        No.       No.           to Deed         Grantee                          Acres           Map No.
--------------------------------------------------------------------------------------------------------------------------------
7,684        341        2,110      88           None            TC Ry: Trs. 1, 2, 3,               440               237
                                                                6, 11-22, 27-46, 48-62,
                                                                65-70, 89, 90, 93-101,
                                                                108-117, 119-128
-------------------------------------------------------------------------------------------------------------------------------
1,377         17        1,921      21           None            GH & SA Ry: Trs. 2, 3,             360               178
                                                                5, 6, 9, 10, 11, 13, 16
-------------------------------------------------------------------------------------------------------------------------------
1,370         17        1,914       7           None            GH & SA Ry: Trs. 1, 3, 7, 8,       440               178
                                                                9, 10, 11, 14, 15, 16
-------------------------------------------------------------------------------------------------------------------------------
1,371         17        1,915       9           None            GH & SA Ry: Trs. 1, 5, 6, 7,       350               178
                                                                9, 14, 15, 16 and 30 acres
                                                                of Tr. 10
-------------------------------------------------------------------------------------------------------------------------------
1,379         17        1,923       25          None            GH & SA Ry: Except Trs. 1, 4,      440               178
                                                                7, 9, 14
-------------------------------------------------------------------------------------------------------------------------------
1,375         17                    17          None            GH & SA Ry: Except Trs. 1, 3,      480               178
                                                                4, 13
-------------------------------------------------------------------------------------------------------------------------------
1,382         17                    31          None            GH & SA Ry: Trs. 2, 3, 6, 7,       280               178
                                                                8, 10, 15
-------------------------------------------------------------------------------------------------------------------------------
              17                    23                          GH & SA Ry: Trs. 2, 3, 4, 7,       320               178
                                                                8, 12, 14, 16
-------------------------------------------------------------------------------------------------------------------------------
              17                    33                          GH & SA Ry: Trs. 5, 7, 8, 12       160
-------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
PART                    SECTION   BLOCK   ORIGINAL GRANTEE         ACRES #
--------------------------------------------------------------------------------
SW 1/4 OF SE 1/4          19       17     GH & SA Ry. Co.           40
--------------------------------------------------------------------------------
SE 1/4 OF SW 1/4          19       17     GH & SA Ry. Co.           40
--------------------------------------------------------------------------------
SE 1/4 OF NE 1/4          19       17     GH & SA Ry. Co.           40
--------------------------------------------------------------------------------
NE 1/4 OF NE 1/4          19       17     GH & SA Ry. Co.           40
--------------------------------------------------------------------------------

Being the same land conveyed to Arrow Investment Co., Inc. Roy Seaberg and W.A. Conner in that certain deed from D.C. Curry dated July 26, 1966, and recorded in Volume 154, Page 538 of the Deed Records of Brewster County, Texas and/or the same land conveyed to Arrow Investment Co. Inc. by Merritt L. Hopson in that certain deed dated January 25, 1974 recorded in Volume 184, Page 179 of the Deed Records of Brewster County, Texas. To the extent that the deeds overlapped, it is the intent of Grantor to convey any and all of its right, title and interest in the property described herein and in the deeds referred to above.

                                   EXHIBIT B

                                  FORM OF DEED

                             SPECIAL WARRANTY DEED

STATE OF TEXAS           (S)
                         (S)  KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF BREWSTER       (S)

     THAT Southern Investors Service Company, Inc., a Delaware corporation ("Grantor"), for and in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration to it in hand paid by __________________________________, a _________________ ("Grantee"), having a mailing address of ____________________________, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property described in Exhibit A attached hereto and made a part hereof for all purposes, together with all of Grantor's right, title and interest in and to all easements, rights of way, reservations, privileges, appurtenances, any buildings, structures, fixtures and improvements thereon, and other estates and rights of Grantor pertaining to the real property (collectively, the "Property").

     This conveyance is made and accepted subject to all easements, encumbrances, restrictions, rights-of-way and prescriptive rights whether of record or not, pertaining to any portion(s) of the Property; any rights of adjoining land owners in any walls or fences, any discrepancies, conflicts, or shortages in area or boundary lines, and any encroachments or overlapping of improvements; all presently recorded and valid oil, gas, and/or other mineral exceptions, rights of development or leases, royalty reservations and/or other instruments constituting oil, gas, or other mineral interest severances of any kind; all zoning and other ordinances, and other recorded instruments, but only to the extent that same are still in effect; standby fees and taxes for the current year having been prorated, and subsequent years, the payment of which Grantee assumes; and subsequent assessments for this and prior years due to change(s) in land usage, ownership, or both, the payment of which Grantee assumes; and any conditions that would be revealed by a physical inspection and survey of the Property; and to all takings by any governmental authorities or transfers in lieu thereof (the "Permitted Exceptions").

     TO HAVE AND TO HOLD the Property, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular, the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through, or under Grantor, but not otherwise, subject to the Permitted Exceptions.

     This conveyance is made without covenants, representations or warranties of any kind, express, implied or statutory, including without limitation, those implied covenants described in Section 5.023 of the Texas Property Code, other than the special warranty of title contained herein.

     GRANTEE ACKNOWLEDGES AND BY ACCEPTANCE OF THIS DEED GRANTEE AGREES THAT IT IS FULLY RELYING ON GRANTEE'S (OR GRANTEE'S REPRESENTATIVES') INSPECTIONS OF THE PROPERTY AND NOT UPON ANY STATEMENTS (ORAL OR WRITTEN) WHICH MAY HAVE BEEN MADE OR MAY BE MADE (OR PURPORTEDLY MADE) BY GRANTOR OR ANY OF ITS REPRESENTATIVES EXCEPT AS SPECIFICALLY PROVIDED IN THIS DEED. GRANTEE ACKNOWLEDGES THAT GRANTEE HAS (OR GRANTEE'S REPRESENTATIVES' HAVE), PRIOR TO THE EFFECTIVE DATE OF THIS DEED, THOROUGHLY INSPECTED AND EXAMINED THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY GRANTEE IN ORDER TO ENABLE GRANTEE TO EVALUATE THE CONDITION OF THE PROPERTY AND ALL OTHER ASPECTS OF THE PROPERTY, AND GRANTEE ACKNOWLEDGES THAT GRANTEE IS RELYING SOLELY UPON ITS OWN (OR ITS REPRESENTATIVES') INSPECTION, EXAMINATION, AND EVALUATION OF THE PROPERTY. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS CONVEYANCE, GRANTEE IS ACCEPTING THE PROPERTY IN ITS "AS-IS, WHERE-IS" CONDITION, WITH ALL FAULTS, AND WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, EXCEPT ONLY THE TITLE WARRANTIES EXPRESSLY SET FORTH IN THIS DEED. WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT FOR THE TITLE WARRANTIES CONTAINED IN THIS DEED, THE CONVEYANCE OF THE PROPERTY ARE WITHOUT ANY WARRANTY, AND GRANTOR AND GRANTOR'S PARTNERS, OFFICERS, AGENTS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AFFILIATES (COLLECTIVELY, "GRANTOR'S RELATED PARTIES") HAVE MADE NO, AND EXPRESSLY AND SPECIFICALLY DISCLAIM, AND GRANTEE ACCEPTS THAT GRANTOR AND GRANTOR'S RELATED PARTIES HAVE DISCLAIMED, ANY AND ALL REPRESENTATIONS, GUARANTIES OR WARRANTIES, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW (EXCEPT AS TO TITLE WARRANTIES CONTAINED IN THIS DEED) OF OR RELATING TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, OF OR RELATING TO: (I) THE USE, INCOME POTENTIAL, EXPENSES, OPERATION, CHARACTERISTICS, OR CONDITIONS OF THE PROPERTY AND THE SURFACE OR SUBSURFACE THEREOF, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF SUITABILITY, HABITABILITY, MERCHANTABILITY, DESIGN, OR FITNESS FOR ANY SPECIFIC PURPOSE OR A PARTICULAR PURPOSE; (II) THE COMPLIANCE OF THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS; (III) THE ENVIRONMENTAL CONDITION OF THE PROPERTY AND THE PRESENCE OR ABSENCE OF OR CONTAMINATION BY HAZARDOUS MATERIALS, OR THE COMPLIANCE OF THE PROPERTY WITH ALL REGULATIONS OR LAWS PERTAINING TO HEALTH OR

THE ENVIRONMENT, INCLUDING, BUT NOT LIMITED TO, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, THE CLEAN WATER ACT, THE TEXAS HEALTH AND SAFETY CODE, THE TEXAS SOLID WASTE DISPOSAL ACT, AND THE TEXAS WATER CODE, EACH AS MAY BE AMENDED FROM TIME TO TIME, AND INCLUDING ANY AND ALL REGULATIONS, RULES, OR POLICIES PROMULGATED THEREUNDER ("ENVIRONMENTAL LAWS"); AND (IV) THE SOIL CONDITIONS, DRAINAGE, GEOLOGY, FLOODING CHARACTERISTICS, UTILITIES, SQUARE FOOTAGE, OR OTHER CONDITIONS EXISTING IN, ON, AROUND OR UNDER THE PROPERTY. GRANTEE HEREBY EXPRESSLY ASSUMES ALL RISKS, LIABILITIES, CLAIMS, DAMAGES, AND COSTS, INCLUDING ANY LIABILITY WITH RESPECT TO ENVIRONMENTAL LAWS RESULTING OR ARISING FROM OR RELATED TO THE PROPERTY OR THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION THEREOF. ADDITIONALLY, GRANTOR AND GRANTOR'S RELATED PARTNERS ARE RELEASED FROM ANY AND ALL CLAIMS (WHETHER FOR CONTRIBUTION, INDEMNITY, OR OTHERWISE) GRANTEE OR ITS HEIRS AND ASSIGNS MAY NOW OR HEREAFTER HAVE UNDER ENVIRONMENTAL LAWS NOW OR HEREAFTER IN EFFECT, OR IN CONNECTION WITH THE PRESENCE OF HAZARDOUS MATERIALS ON OR ABOUT THE PROPERTY.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, this Special Warranty Deed has been executed to be effective as of _______________, 2000.

                                  SOUTHERN INVESTORS SERVICES
                                  COMPANY, INC., a Delaware corporation



                                  By:__________________________________
                                  Name:________________________________
                                  Title:_______________________________



STATE OF TEXAS      (S)
                    (S)
COUNTY OF           (S)

     This instrument was acknowledged before me on ______________________, 2000, by ____________________________, ____________________________ of Southern
Investors Services Company, Inc., a Delaware corporation, __________________, on behalf of such corporation.


                                  -----------------------------------------
                                  Notary Public


          [Seal]

                                   EXHIBIT A

                      (Legal Description of the Property)

                                  EXHIBIT C

THE FOLLOWING COMMITMENT FOR TITLE INSURANCE IS NOT VALID UNLESS YOUR NAME AND THE POLICY AMOUNT ARE SHOWN IN SCHEDULE A, AND OUR AUTHORIZED REPRESENTATIVE HAS COUNTERSIGNED BELOW.

                        COMMITMENT FOR TITLE INSURANCE
                                   ISSUED BY

                                 STEWART TITLE
                               GUARANTY COMPANY

     We, STEWART TITLE GUARANTY COMPANY, will issue our title insurance policy or policies (the Policy) to You (the proposed insured) upon payment of the premium and other charges due, and compliance with the requirements in Schedule B and Schedule C. Our Policy will be in the form approved by the Texas Department of Insurance at the date of issuance, and will insure your interest in the land described in Schedule A. The estimated premium for our Policy and applicable endorsements is shown on Schedule D. There may be additional charges such as recording fees, and expedited delivery expenses.

     This Commitment ends ninety (90) days from the effective date, unless the Policy is issued sooner, or failure to issue the Policy is our fault. Our liability and obligations to you are under the express terms of this Commitment and end when this Commitment expires.

     In witness whereof, the Company has caused this commitment to be signed and sealed as of the effective date of commitment as shown in Schedule A, the commitment to become valid and binding only when countersigned by an authorized signatory.

                                 STEWART TITLE
                               GUARANTY COMPANY

    /s/ Stewart Morris Sr.                      /s/ Malcolm S. Morris
--------------------------------        -------------------------------------
    Chairman of the Board                             President

Countersigned by:

      /s/ Joy B. Adams
---------------------------------
Authorized Signatory Joy B. Adams

   ELLYSON ABSTRACT & TITLE CO.
---------------------------------
           Company

         Alpine, Texas
---------------------------------
          City, State

                          CONDITIONS AND STIPULATIONS

1. If you have actual knowledge of any matter which may affect the title or mortgage covered by this Commitment, that is not shown in Schedule B, you must notify us in writing. If you do not notify us in writing, our liability to you is ended or reduced to the extent that your failure to notify us affects our liability. If you do notify us, or we learn of such matter, we may amend Schedule B, but we will not be relieved of liability already incurred.

2. Our liability is only to you, and others who are included in the definition of Insured in the Policy to be issued. Our liability is only for actual loss incurred in your reliance on this Commitment to comply with its requirements or to acquire the interest in the land. Our liability is limited to the amount shown in Schedule A of this commitment and will be subject to the following terms of the Policy: Insuring Provisions, Conditions and Stipulations, and Exclusions.

All notices required to be given the Company and any statement in writing required to be furnished the Company shall be addressed to it at P.O. Box 2029, Houston, Texas 77252.

                                 STEWART TITLE
                               GUARANTY COMPANY

                        COMMITMENT FOR TITLE INSURANCE

                                  SCHEDULE A

Effective Date: February 1, 2000, 8:00 am          G.F. No. or File No. 99125089
Commitment No._____________ issued: February 20, 2000, 4:00 pm
(if applicable)

1.    The policy or policies to be issued are:

      (a) OWNER POLICY OF TITLE INSURANCE (Form T-1)
          (Not applicable for improved one-to-four family residential real estate)

          Policy Amount:  $0.00
          PROPOSED INSURED:

      (b) TEXAS RESIDENTIAL OWNER POLICY OF TITLE INSURANCE -
          ONE-TO-FOUR FAMILY RESIDENCES (Form T-1R)

          Policy Amount:
          PROPOSED INSURED:

      (c) MORTGAGEE POLICY OF TITLE INSURANCE (Form T-2)

          Policy Amount:
          PROPOSED INSURED;
          Proposed Borrower:

      (d) MORTGAGEE TITLE POLICY BINDER ON INTERIM
          CONSTRUCTION LOAN (Form T-13)

          Binder Amount:
          PROPOSED INSURED:
          Proposed Borrower:

      (e)  OTHER

           Policy Amount:
           PROPOSED INSURED:

2.    The interest in the land covered by this Commitment is: Fee Simple

3.    Record title to the land on the Effective Date appears to be vested in:
      Southern Investors Services Co., Inc.

Stewart Title Guaranty Company

                             See Continuation Page

Continuation Of Schedule A                                      G.F. No. 9912589

4.  Legal description of t land:
    Section             Block   Original Grantee           Abst.       Acres m/l
     62 (NE/4 & NW/4)    341    TC Ry. Co.                              414.35
     63                  341    TC Ry. Co.                              640
     64                  341    TC Ry. Co.                              640
     65                  341    TC Ry. Co.                              320
     (640 ac. SAVE AND EXCEPT: SE/4-SW4 conveyed in Vol. 221, P. 739, DR;
                               NE/4-SE/4 conveyed in Vol. 32, P. 659, OPR;
                               NE/4-NE/4 conveyed in Vol. 38, P. 340, OPR;
                               NW/4-NE/4 conveyed in Vol. 53, P. 113, OPR;
                               NW/4 conveyed in Vol. 96, P. 308, OPR;
     66                  341     TC Ry. Co.                             843.5
     67                  341     TC Ry. Co.                 1570        216.87
     (640 ac. SAVE AND EXCEPT: 23.13 ac. conveyed in Vol. 249, P. 555, DR
                               SE/4-NW/4 conveyed in Vol. 29, P. 259, OPR;
                               SW/4-NW/4 conveyed in Vol. 29, P. 261, OPR;
                               NW/4-SE/4 conveyed in Vol. 30, P. 100, OPR;
                               NW/4-SE/4 conveyed in Vol. 48, P. 561, OPR;
                               NW/4-NE/4 conveyed in Vol. 62, P 193, OPR;
                               SE/4-NV4 conveyed in Vol. 70, P. 332, OPR;
                               SW/4-NE/4 conveyed in Vol. 74, P. 313, OPR;
                               NW/4-NW/4 conveyed in Vol. 92. P. 161, OPR;
                               NW/4-NW/4 conveyed in Vol. 114, P. 2, OPR;
                               NE/4-NE/4 conveyed in Vol. 115, P. 284, OPR;
                                 87.43 ac. conveyed in Vol. 53, P. 190, OPR;
     74                  341     TC Ry. Co. lying South of Hwy. 170
     75                  341     TC Ry. Co.                             640
     76                  341     TC Ry. Co.                 1574        560
     640 ac. SAVE AND EXCEPT the E/Z-SE/4 conveyed in Vol. 224, P.75 DR
     81                  341     TC Ry. Co.                 1577        640
     82                  341     TC By. Co. containing 612.11 acres m/l (640 ac. SAVE & EXCEPT 13.32 ac.
     conveyed in 258, Page 757, Deed Records, and 14.07 ac. conveyed in Vol. 16, Page 4, Official Public Records.

     83                  341     TC Ry. Co. lying South of Hwy. 170
     86                  341     TC Ry. Co. lying South of Hwy. 170
     87                  341     TC Ry. Co.                 1580        640
     92                  341     TC Ry. Co.                 16366       419.6
     94                  341     TC Ry. Co. lying South of Hwy. 170
     95                  341     TC Ry. Co. lying South of Hwy.170


Stewart Title Guaranty Company                                   Countersigned
                                                                 Ellyson Abstract & Title Co.

                                                                 By
                                                                   -------------------------------

Page 2

                         COMMITMENT FOR TITLE INSURANCE
                                   SCHEDULE B
                            EXCEPTIONS FROM COVERAGE

In addition to the Exclusions and Conditions and Stipulations, your Policy will not cover loss, costs, attorneys' fees, and expenses resulting from:

1.

2. Any discrepancies, conflicts, or shortages in area or boundary lines, or any encroachments or protrusions, or any overlapping of improvements.

3. Homestead or community property or survivorship rights, if any, of any spouse of any insured. (Applied to the Owner Policy only).

4. Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities,

   a. to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or

   b. to lands beyond the line of harbor or bulkhead lines as established or changed by any government, or

   c. to filled-in lands, or artificial islands, or

   d. to statutory water rights, including riparian rights, or

   e. to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.

   (Applies to the Owner Policy only.)

5. Standby fees, taxes and assessments by any taxing authority for the year 2000, and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, TEXAS TAX CODE, or because of improvements not assessed for a previous tax year.

6. The terms and conditions of the documents creating your interest in the land.

7. Materials furnished or labor performed in connection with planned construction before signing and delivering the lien document described in Schedule A, if the land is part of the homestead of the owner. (Applies to the Mortgagee Title Policy Binder on Interim Construction Loan only, and may be deleted if satisfactory evidence is furnished to us before a binder is issued.)


Stewart Title Guaranty Company

                             See Continuation Page

Continuation of Schedule B                                    G.F. No. 99125089

8. Liens and leases that affect the title to the land, but that are subordinate to the lien of the insured mortgage. (Applies to Mortgagee Policy only.)

9. The following matters and all terms of the documents creating or offering evidence of the matters (We must insert matters or delete this exception.):

   a. Mineral reservations by the State of Texas in patents or deed as to Sections 62, 64, 66; 72, 82, 86, 92, and 94, Block 341, TC Ry. Co.,
       Brewster County, Texas.

   b. Mineral reservations contained in deed from E.P. Armstrong to Louis Lewenthal dated July 3, 1946, recorded in Volume 109, Page 417, Deed Records of Brewster County, Texas.

   c. Mineral reservations contained in deed from Rex Ivey, Jr. et ux, Kathryn Ivey, to Arrow Investment Co., Inc. dated October 29, 1975, recorded in Volume 190, Page 512, Deed Records of Brewster County, Texas.

   d. Mineral reservations contained in deed from Roy Seaberg to Arrow Investment Co., Inc. dated May 7, 1975, recorded in Volume 189, Page 159, Deed Records of Brewster County, Texas.

   e. Mineral reservations contained in deed from W.A. Conner to Arrow Investment Co., Inc. dated May 7, 1975, recorded in volume 189, Page 163, Deed Records of Brewster County, Texas.

   f. Mineral Deed from Bomar Horton to Gordon Kenley dated December 12, 1983, recorded in Volume 55, Page 568, Oil & Gas Lease Records of Brewster County, Texas.

   g. Easement from Arrow Investment Co., Inc. to Public Utilities and/or The Public dated February 22,1979, recorded in Volume 212, Page 429, Deed Records of Brewster County, Texas.

   h. Easement from Arrow Investment Co., Inc. to Big Bend Telephone Co., Inc. dated January 14, 1980, recorded in Volume 221, Page 103, Deed Records of Brewster County, Texas.

   i. Roadway Easement from Arrow Investment Co., Inc. to Brewster County dated May 7, 1981, recorded in Volume 228, Page 44, Deed Records of Brewster County, Texas.

   j.  Easement and Right of Way from Arrow Investments Co., Inc. to Rio
       Grande Electric Co-op dated January 24, 1997, recorded in Volume 81, Page 150, Official Public Records of Brewster County, Texas.

   k. Easement from the State of Texas to Rio Grande Electric Coop. dated October 19, 1984, recorded in Volume 249, Page 425, Deed Records of Brewster County, Texas.

   l. Easement from Southern Investors Service Company, Inc. to Raymond Wayne Pauly contained in deed dated March 10, 1998, recorded in Volume 96, Page 308, Deed Records of Brewster County, Texas.

   m. Easement granted and retained in deed from Southern Investors Service Co., Inc. to Fred Gossien dated October 11, 1999, recorded in Volume 120, Page 628, Official Public Records of Brewster County, Texas.

   n. Affidavit from James C. Box to The Public dated May 28, 1981, regarding solid waste disposal recorded in Volume 24, Page 255, Official Public Records of Brewster County, Texas.


 Stewart Title Guaranty Company
Page 2                       See Continuation Page

Continuation of Schedule B                                     G.F. No. 99125089

   o. Easement from Southern Investors Service Co., Inc. to Big Bend Telephone Co., Inc. dated August 12, 1996, recorded in Volume 68, Page 301, Official Public Records of Brewster County, Texas.

   p. Easement from Southern Investors Service Co., Inc. to County of Brewster dated May 21, 1999, recorded in Volume 118, Page 7, Official Public Records of Brewster County, Texas.

   q. Any and all easements, or claims of easement, for any way, road, pipeline, electric power transmission line, telephone line or telegraph (public or private), which easements are visible, valid, apparent and existing.

   r. Any inaccuracy of the square footage, area or acreage of the land described in Schedule A attached. The Company does not insure square footage, area or acreage of the land.

   s. This policy will not cover any acreage lying within the right of way of Highway 170.


  Stewart Title Guaranty Company

                         COMMITMENT FOR TITLE INSURANCE
                                   SCHEDULE C

Your Policy will not cover loss, costs, attorneys' fees, and expenses resulting from the following requirements that will appear as Exceptions in Schedule B of the Policy, unless you dispose of these matters to our satisfaction, before the date the Policy is issued:

1. Documents creating your title or interest must be approved by us and must be signed, notarized and filed for record.

2.   Satisfactory evidence must be provided that:

     a. no person occupying the land claims any interest in that land against the persons named in paragraph 3 of Schedule A,

     b. all standby fees, taxes, assessments and charges against the property have been paid,

     c. all improvements or repairs to the property are completed and accepted by the owner, and that all contractors, subcontractors, laborers and suppliers have been fully paid, and that no mechanic's, laborer's or materialmen's liens have attached to the property,

     d.   there is legal right of access to and from the land,

     e. (on a Mortgagee Policy only) restrictions have not been and will not be violated that affect the validity and priority of the insured mortgage.

3. You must pay the seller or borrower the agreed amount for your property or interest.

4. Any defect, lien or other matter that may affect title to the land or interest insured, that arises or is filed after the effective date of this Commitment.

5. Upon execution of a Waiver of Inspection by the purchaser(s), "Rights of parties in possession" will be inserted under Schedule B of the owner's policy.

6. We will require a release of the lien created by Deed of Trust executed by The Mischer Corp. (now Southern Investors Service Co., Inc) dated May 18,1993, in favor of Walter Mischer, Trustee, securing the payment of one note of even date therewith in the principal sum of $337,944.50 payable to the order of Walter Mischer; said Deed of Trust is recorded in Volume 38, Page 89, Official Public Records of Brewster County, Texas; being renewed modified and extended by Agreement dated February 9,1999, recorded in Volume 114, Page 332, Official Public Records of Brewster County, Texas.


Stewart Title Guaranty Company

                         COMMITMENT FOR TITLE INSURANCE
                                   SCHEDULE D

G. F. No. or File No. 99125089         Effective Date: February 1, 2000, 8:00 am

Pursuant to the requirements of Rule P-21, Basic Manual of Rules, Rates and Forms for the writing of Title Insurance in the State of Texas, the following disclosures are made:

1. The following individuals are directors and/or officers, as indicated, of the Title Insurance Company issuing this Commitment:

                         Stewart title Guaranty Company

Shareholders owning, controlling or holding, either personally or beneficially, 10% or more of the shares of Stewart Title Guaranty Company as of the last day of the year preceding the date herein above set forth are as follows:

                      Stewart Information Services - 100%

                              OFFICERS DIRECTORS
          President: Malcolm S. Morris Carloss Morris Stewart Morris
Executive Vice President: Bert B. Corkill Stewart Morris, Jr. Malcolm S. Morris
                Secretary: Sue M. Nolz Max Crisp C. M. Hudspeth
            Treasurer: Ken Anderson, Jr. Eugene Mohler Bruce Belin
                                  Nita Hanks

2. As to ELLYSON ABSTRACT & TITLE CO. (Title Insurance Agent), the following disclosures are made:

     Shareholders, owners, partners or other persons having, owning or controlling 1% or more of Title Insurance Agent are as follows:

                              Joy B. Adams   100%

3. You are entitled to receive advance disclosure of settlement charges in connection with the proposed transaction to which this commitment relates. Upon your request, such disclosure will be made to you. Additionally, the name of any person, firm or corporation receiving any sum from the settlement of this transaction will be disclosed on the closing or settlement statement.

     You are further advised that the estimated title premium` is:

              Owners Policy         $ 0.00
              Mortgagee Policy      $ 0.00
              Total                 $ 0.00

     Of this total amount: 17.75% will be paid to the policy issuing Title Insurance Company: 82.25% will be retained by the issuing Title Insurance Agent; and the remainder of the estimated premium will be paid to other parties as follows:

         Amount         To Whom                    For Services
         ------         -------                    ------------


Stewart Title Guaranty Company
                             See Continuation Page

Continuation of Schedule D                                   G. F. No. 99125089

     *The estimated premium is based upon information furnished to us as of the date of this Commitment for Title Insurance. Final determination of the amount of the premium will be made at closing in accordance with the Rules and Regulations adopted by the State Board of Insurance.

This commitment is invalid unless the insuring provisions and Schedules A, B, and C are attached.


 STEWART TITLE GUARANTY COMPANY

                                 STEWART TITLE
                               GUARANTY COMPANY



                             IMPORTANT INFORMATION
                              FOR INFORMATION, OR
                              TO MAKE A COMPLAINT
                           CALL OUR TOLL-FREE TELE-
                                 PHONE NUMBER

                                1-800-729-1902

                                     ALSO
                                YOU MAY CONTACT
                             THE TEXAS DEPARTMENT
                                OF INSURANCE AT

                                1-800-252-3439

to obtain information on:
1. filing a complaint against an insurance company or agent,
2. whether an insurance company or agent is licensed,
3. complaints received against an insurance company or agent,
4. policyholder rights, and
5. a list of consumer publications and services available through the Department.

                            YOU MAY ALSO WRITE TO
                           THE TEXAS DEPARTMENT OF
                                   INSURANCE
                               P.O. BOX 149104
                           AUSTIN, TEXAS 78714-9104
                            FAX NO. (512) 475-1771



                              AVISO IMPORTANTE
                             PARA INFORMACION, O
                           PARA SOMETER UNA QUEJA
                           LLAME AL NUMERO GRATIS

                               1-800-729-1902

                                   TAMBIEN
                            PUEDE COMUNICARSE CON
                         EL DEPARTAMENTO DE SEGUROS
                                 DE TEXAS AL

                               1-800-252-3439

para obtener informacion sobre:
1. como someter una queja en contra de una compania de seguros o agente de seguros,
2. si una compania de.seguros o agente de seguros tiene licencia,
3. quejas recibidas en contra de una compania de seguros o agente de seguros
4. los derechos del asegurado, y
5. una lista de publicaciones y servicios para consumidores disponibles a traves del Departamento.

                          TAMBIEN PUEDE ESCRIBIR AL
                         DEPARTAMENTO DE SEGUROS DE
                                    TEXAS
                               P.O. BOX 149104
                          AUSTIN, TEXAS 78714-9104
                           FAX NO. (512) 475-1771

FORM: Commitment for Title Insurance

                                 STEWART TITLE
                                GUARANTY COMPANY

                       TEXAS TITLE INSURANCE INFORMATION


Title insurance insures you against loss resulting from certain risks to your title.

The Commitment for Title Insurance is the title insurance company's promise to issue the title insurance policy. The commitment is a legal document. You should review it carefully to completely understand it before your closing date.



El seguro de titulo le asegura en relacion a perdidas resultantes de ciertos riesgos que pueden afectar el titulo de su propiedad.

El compromiso para Seguro de Titulo es la promesa de la compania aseguradora de titulos de emitir la poliza de seguro de titulo. El Compromiso es un documeoto legal. Usted debe leerlo cuidadosamente y entenderlo completamente antes de la fecha para finalizar su transaccion.




Your commitment for Title Insurance is a legal contract between you and us. The Commitment is not an opinion or report of your title. It is a contract to issue you a policy subject to the Commitment's terms and requirements.

Before issuing a Commitment for Title Insurance (the Commitment) or a Title Insurance Policy (the Policy), the Title Insurance Company (the Company) determines whether the title is insurable. This determination has already been made. Part of that determination involves the Company's decision to insure the title except for certain risks that will not be covered by the Policy. Some of these risks are listed in Schedule B of the attached Commitment as Exceptions. Other risks are stated in the policy as Exclusions. These risks will not be covered by the Policy.

Another part of the determination involves whether the promise to insure is conditioned upon certain requirements being met. Schedule C of the Commitment lists these requirements that must be satisfied or the Company will refuse to cover them. You may want to discuss any matters shown in Schedules B and C of the Commitment with an attorney. These matters will affect your title and your use of the land.

When your Policy is issued, the coverage will be limited by the Policy's Exceptions, Exclusions and Conditions, defined below.


    - EXCEPTIONS are title risk that a Policy generally covers but does not cover in a particular instance. Exceptions are shown on Schedule B or discussed in Schedule C of the Commitment They can also be added if you do not comply with the Conditions section of the Commitment. When the Policy is issued, all Exceptions will be on Schedule B of the Policy.

    - EXCLUSIONS are title risks that a Policy generally does not cover. Exclusions are contained in the Policy but not shown or discussed in the Commitment.

    - CONDITIONS are additional provisions that qualify or limit your coverage. Conditions include your responsibilities and those of the Company. They are contained in the Policy but not shown or discussed in the Commitment. The Policy Conditions are not the same as the Commitment Conditions.

You can get a copy of the policy form approved by the State Board of Insurance by calling the Title Insurance Company at 1-800-729-1902 or by calling the title insurance agent that issued the Commitment The State Board of Insurance may revise the policy form from time to time.

You can also get a brochure that explains the policy from the Texas Department of Insurance by calling 1-800-252-3439.

Before the Policy is issued, you may request changes in the policy. Some of the changes to consider are:

    - Request amendment of the "area and boundary" exception (Schedule B, paragraph 2). To get this amendment, you must furnish a survey. On the Owner Policy, you must pay an additional premium for the amendment. If the survey is acceptable to the Company, your Policy will insure you against loss because of discrepancies or conflicts in boundary lines, encroachments or protrusions, or overlapping of improvements. The Company may then decide not to insure against specific boundary or survey problems by making special exceptions in the Policy.

    - Allow the Company to add an exception to "rights of parties in possession." If you refuse this exception, the Company or the Title insurance agent may inspect the property. The Company may except to and not insure you against the rights of specific persons, such as renters, adverse owners or easement holders who occupy the land. The Company may charge you for the inspection. If you want to make your own inspection, you must sign a Waiver of Inspection form and allow the Company to add this exception to your Policy.

The entire premium for a Policy must be paid when the Policy is issued. You will not owe any additional premiums unless you want to increase your coverage at a later date and the Company agrees to add an Increased Value Endorsement.

FORM: Commitment for Title Insurance

                                  EXHIBIT "D"

                                 QUITCLAIM DEED

STATE OF TEXAS      (S)
                    (S)  KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF BREWSTER  (S)

     THAT SOUTHERN INVESTORS SERVICES COMPANY, INC., a Delaware corporation ("Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by
("Grantee"), having a mailing address of               , the receipt and
sufficiency of which consideration are hereby acknowledged, has QUITCLAIMED, and by these presents does hereby QUITCLAIM, unto Grantee all of Grantor's right, title and interest in and to the real property described in Exhibit A attached hereto and made a part hereof for all purposes (the "Property").

     Neither Grantor nor Grantor's successors or assigns shall have, claim or demand any right or title to the Property or any part thereof.

     EXECUTED to be effective as of ___________________________, 2000.

                                    SOUTHERN INVESTORS SERVICES
                                    COMPANY, INC., a Delaware corporation


                                    By:
                                    Name:
                                    Title:

STATE OF TEXAS      (S)
                    (S)
COUNTY OF           (S)

     This instrument was acknowledged before me on _________________, 2000, by
,          of Southern Investors Services Company, Inc., a Delaware corporation, on behalf of said corporation.



                                    Notary Public

     [Seal]

                                   EXHIBIT A

                      (Legal Description of the Property)

                                   EXHIBIT E

                                FIRPTA AFFIDAVIT


     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform _______________________________, a ________________
("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest in the real property described on Exhibit "A" attached hereto (the "Property") by SOUTHERN INVESTORS SERVICES COMPANY, INC., a Delaware corporation, a Texas limited partnership ("Transferor"), the undersigned hereby certifies as follows:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor's U.S. employer identification number is: ___________; and

     3. Transferor's office address is: 2727 N. Loop West, Suite 200, Houston, Texas 77008.

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

     EXECUTED to be effective as of the ______ day of ________, 2000.

                              SOUTHERN INVESTORS SERVICES
                              COMPANY, INC., a Delaware corporation

                              By:
                              Name:
                              Title:

THE STATE OF TEXAS            (S)
                              (S)
COUNTY OF HARRIS              (S)

     This instrument was acknowledged before me on the _______ day of ________, 2000, by ______________________, as __________________ of Southern Investors
Services Company, Inc, a Delaware corporation, on behalf of said corporation.



                                   Notary Public in and for
                                   the State of Texas
                                   Printed Name:
                                   My commission expires: ____________

                                   EXHIBIT A

                               Legal Description

                                   [Attached]

                                   EXHIBIT F


                BUYER'S CERTIFICATE REGARDING PROPERTY CONDITION

     THE UNDERSIGNED, ________________, A _______________________, ("BUYER"),
HAS THIS DAY PURCHASED FROM SOUTHERN INVESTORS SERVICES COMPANY, INC., A DELAWARE CORPORATION ("SELLER"), THAT CERTAIN ____ ACRE TRACT OR PARCEL OF REAL PROPERTY, MORE OR LESS, DESCRIBED ON EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF FOR ALL PURPOSES (SUCH REAL PROPERTY, ANY IMPROVEMENTS THEREON, AND ANY RELATED RIGHTS BEING HEREINAFTER COLLECTIVELY CALLED THE "REAL PROPERTY"), TOGETHER WITH OTHER RIGHTS AND INTERESTS OF SELLER RELATED THERETO, PURSUANT TO THAT CERTAIN REAL ESTATE PURCHASE AND SALE AGREEMENT BETWEEN SELLER AND BUYER DATED EFFECTIVE FEBRUARY 24, 2000 (THE "CONTRACT").

     BUYER AGREES THAT IT HAS HAD PRIOR TO CLOSING THE OPPORTUNITY TO PERFORM EXAMINATIONS AND INVESTIGATIONS OF ALL OF THE PROPERTY DESCRIBED IN THE CONTRACT, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, EXAMINATIONS AND INVESTIGATIONS FOR THE PRESENCE OF ASBESTOS, PCB EMISSIONS AND HAZARDOUS WASTES ON THE REAL PROPERTY, AND THAT BUYER IS RELYING SOLELY UPON SUCH EXAMINATIONS AND INVESTIGATIONS (EXCEPT FOR SELLER'S WARRANTIES CONTAINED IN THE CONTRACT) IN PURCHASING THE PROPERTY. BUYER HEREBY ASSUMES FULL RESPONSIBILITY FOR SUCH INSPECTIONS AND, WITHOUT LIMITING ANY OTHER DISCLAIMER OF SELLER HEREIN, IRREVOCABLY WAIVES ANY CLAIM AGAINST SELLER ARISING FROM THE PRESENCE OF ASBESTOS, PCB EMISSIONS AND HAZARDOUS WASTES UPON THE REAL PROPERTY. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, AND AS A MATERIAL INDUCEMENT TO SELLER'S ENTERING INTO THE CONTRACT AND AGREEING TO ACCEPT THE PURCHASE PRICE, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT BUYER IS PURCHASING THE PROPERTY (AND EACH AND ALL PORTIONS THEREOF) "AS IS" AND "WHERE IS", AND WITH ALL FAULTS, AND THAT EXCEPT AS EXPRESSLY SET FORTH IN THE CONTRACT (AND AS EXPRESSLY QUALIFIED AND LIMITED THEREIN), SELLER IS MAKING NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION OR VALUE OF THE PROPERTY, THE INCOME OR EXPENSES FROM OR OF THE PROPERTY OR THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE LAWS OR REGULATIONS, INCLUDING WITHOUT LIMITATION BUILDING AND FIRE CODES. WITHOUT LIMITING THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT (A) SELLER MAKES NO EXPRESS OR IMPLIED WARRANTY OF HABITABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, AND (B) TO THE EXTENT THAT

WARRANTIES OF TITLE HAVE BEEN MADE, SUCH WARRANTIES ARE SET FORTH SOLELY AND EXPRESSLY IN THE SPECIAL WARRANTY DEED OF EVEN DATE HEREWITH AND OTHER DOCUMENTS OF CONVEYANCE DELIVERED TO BUYER BY SELLER AT CLOSING. BUYER FURTHER AGREES THAT SELLER IS NOT LIABLE OR BOUND BY ANY GUARANTEES, PROMISES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY MADE OR FURNISHED BY ANY REAL ESTATE AGENT, BROKER, EMPLOYEE, SERVANT OR OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLER, EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRACT (AND AS EXPRESSLY QUALIFIED AND LIMITED THEREIN).

     IN FURTHERANCE OF AND PURSUANT TO TEXAS BUSINESS AND COMMERCE CODE SECTION 17.42(A), AS AMENDED, BUYER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE UNDER THE TEXAS DECEPTIVE TRADE PRACTICE-CONSUMER PROTECTION ACT OTHER THAN THE PROVISIONS OF TEXAS BUSINESS AND COMMERCE CODE SECTION 17.555. IN THAT REGARD, BUYER HEREBY REPRESENTS TO SELLER THAT (A) BUYER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION, AND (B) BUYER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION IN CONNECTION WITH NEGOTIATING FOR AND CONSUMMATING THE PURCHASE OF THE PROPERTY, AND (C) BUYER HAS BEEN REPRESENTED BY LEGAL COUNSEL ACCEPTABLE TO IT IN CONNECTION WITH NEGOTIATING FOR AND CONSUMMATING THE PURCHASE OF THE PROPERTY.

     EXECUTED THIS _____ DAY OF ________________, 2000.




                                    By:
                                    Name:
                                    Title:

                                                                         "BUYER"

THE STATE OF _______________     (S)
                                 (S)
COUNTY OF __________________     (S)

     This instrument was acknowledged before me on the _____ day of ___________, 2000, by __________________________, the ________________________ of
______________________________________, a _________________________________, on
behalf of said                    .




                              Notary Public in and for
                              the State of

                              Printed Name:

                              My Commission Expires:

                    REAL ESTATE PURCHASE AND SALE AGREEMENT
                              REAL ESTATE AUCTION
                             BREWSTER COUNTY, TEXAS
                               FEBRUARY 24, 1999


  This Real Estate Purchase and Sale Agreement ("Agreement") is entered into as of February 24, 2000, by and between SOUTHERN INVESTORS SERVICES COMPANY, INC., a Delaware corporation ("Seller") and the person or entity named as Buyer ("Buyer") on the Transaction Schedule attached hereto.

1. THE PROPERTY: Seller agrees to sell and Buyer agrees to purchase the real estate described on Exhibit "A" hereto (the "Property") for the price upon the terms and conditions as set forth below:

2. THE PRICE: The total purchase price ("Purchase Price") (including the seven and one-half percent (7.5%) Auction Fee) payable at closing in cash or by wire transfer of immediately available funds to the Escrow Agent shall be the amount described on the Transaction Schedule.

3. THE TITLE: The Seller shall convey 6330 (plus or minus) acres of the Property (as designated on Exhibit "A") by Special Warranty Deed in form of Exhibit "B" attached hereto, subject to recorded exceptions, reservations, conditions, restrictions, mineral, royalty, and timber interests and easements of record reflected on the title commitment provided by the Escrow Agent, a copy of which is attached hereto as Exhibit "C", and any other matters of record which are valid and existing, to all matters which a correct survey would show, to all takings by any governmental authorities or transfers in lieu thereof, and to any valid leases (copies of which shall be delivered to Buyer with this Agreement). If title insurance is desired, it shall be at the Buyer's option and expense. The Seller shall convey 940 (plus or minus) acres of the Property (as designated on Exhibit "A-1") by Quitclaim Deed in the form of Exhibit "D" attached hereto for which conveyance title insurance will not be available.

4. THE SURVEY: If a survey is desired, it will be at the Buyer's option and expense.

5. CLOSING: This sale and purchase transaction shall be closed by Stewart Title Company, Attn: George Houghton ("Escrow Agent") at 1111 Bagby, Suite 2000, Houston, Texas 77002, (Phone, 713-651-0810); on or before March 31, 2000 ("Closing Date"), unless otherwise agreed in writing by Seller and Buyer.

6. DEFAULTS: In the event Seller defaults in the performance of any of Seller's obligations under this Agreement for any reason, except Buyer's default or the termination of this Agreement by Buyer or Seller pursuant to any right herein provided, Buyer's sole and exclusive remedy shall be to either (i) terminate this Agreement in which event the Deposit shall be immediately delivered by Closing Agent to Buyer or (ii) enforce specific performance of this Agreement. In the event Buyer elects to enforce specific performance, such action must be initiated within thirty (30) days from the date Buyer is notified of Seller's refusal to proceed to Closing. In the event Buyer fails to perform any obligation pursuant to the terms of this Agreement, Seller's exclusive remedy shall be to retain the Deposit above, as agreed liquidated damages, and as a reasonable forecast of just compensation for the harm that would be caused by Buyer's breach, Buyer and Seller acknowledging that the actual damages for such breach would be difficult or impossible to calculate. Additionally, at its option, Seller may have the additional right to enforce specific performance of this Agreement. Except for the specific remedies set forth above, neither party shall have any other rights or remedies in the event of a breach of this Agreement, and each party specifically waives any and all rights and remedies not expressly set forth in this Agreement.

     SELLER AND BUYER HEREBY WAIVE ALL PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, AS AMENDED (OTHER THAN SECTION 17.555, PERTAINING TO CONTRIBUTION AND INDEMNITY) TO THE EXTENT APPLICABLE TO THE TRANSACTION CONTEMPLATED HEREBY.

7. EARNEST MONEY: Buyer has delivered to Stewart Title Company, as Escrow Agent, the amount specified as earnest money on the Transaction Schedule, which is equal to ten percent (10%) of the total Purchase Price in certified funds or by wire transfer ("Earnest Money"). The Escrow Agent shall apply the Earnest Money, together with interest thereon, against the Purchase Price at or upon Closing, or otherwise pay to the party entitled to receive the Earnest Money in accordance with this Agreement.

8. PRORATIONS: Prorations and adjustments shall be made at closing as follows: ad valorem taxes shall be prorated to the date of closing on the basis of the latest available information and assumed by the Buyer. These taxes are subject to readjustment and reproration when the actual tax bills are received or the actual tax amounts for the year of closing become known.

9. BROKERAGE: Each party represents and warrants that no real estate broker or salesman has been involved in this transaction except The National Auction Group, Inc.

     ("Auction Company") and _______ N/A _____________________________________a
     ("Participating Broker"). Any commission due the Auction Company shall be paid before any part of the sales proceeds are disbursed to any other person or entity. The parties agree that all deposits and purchase funds shall be paid to the Escrow Agent for its proper disbursement. If the Buyer defaults in closing this Agreement, the Deposit shall be allocated as follows: (i) promotion costs shall be reimbursed to Seller, (ii) the balance, if any, shall be divided equally between Auction Company and Seller. If Seller seeks and obtains a judgment for specific performance of any Agreement, Auction Company shall be paid the full amount of its commission due in respect thereof.

10. CLOSING DOCUMENTS: (a) To perform its closing obligations hereunder, Seller shall execute and deliver, in form for recording, said Special Warranty Deed and do and perform all other acts and things that are required hereby and do and perform all other acts and things as shall reasonably be required by the Escrow Agent including execute and deliver such Certificate in form of Exhibit "E" attached hereto to comply with the provisions of
     (S)1445 of the Internal Revenue Code; (b) to perform its closing obligations hereunder, Buyer shall execute and deliver to Seller the Buyer's Certificate Regarding Property Condition ("Certificate") in form attached hereto as Exhibit "F" and deliver all documents and do and perform all other acts and things that are required hereby and do and perform all other acts and things as shall be required by the Closing Agent as conditions precedent (i) to its making and showing on its closing statement to Buyer and Seller the Purchase Price, all prorations, expenses and costs as herein provided for and contemplated, and (ii) to its delivering to Seller the remainder of the Purchase Price under the terms hereof.

11. CLOSING COSTS: Buyer and Seller shall each pay one-half (1/2) of the escrow fees, if any, incident to this transaction. Buyer shall pay (i) the basic title insurance premium for a Standard Texas Form Owner's Title Insurance Policy, (ii) for any deletions it so desires and (iii) for any survey. Seller shall pay the cost of recording the Deed. Each party shall be responsible for payment of its own attorney's fees.

12.  SELLER'S REPRESENTATIONS:

     A) Seller (i) represents to Buyer that each of the following is true and correct as of the date this Agreement is executed by Seller and (ii) agrees that on the Closing Date, Seller will represent unto Buyer that each of the following is true and correct (to the extent the same are in fact then true and correct) as of the Closing Date:

          1. Seller has the full right, power, and authority to enter into this Agreement and to carry out the obligations of Seller set forth in this Agreement;

          2. The person or persons executing this Agreement on behalf of Seller are fully authorized to execute this Agreement on behalf of Seller;

          3. Seller has received no written notice and has no actual knowledge of any pending condemnation proceedings affecting the Property or any part thereof;

          4. Seller has received no written notice and has no actual knowledge of any pending litigation affecting Seller or the Property which would in any way constitute a lien, claim or material obligation of any kind against the Property;

          5. To Seller's actual knowledge, no person, firm or entity has any rights in the Property or right to acquire the Property or any part thereof;

          6. This Agreement and the sale of the Property will not cause to be imposed on the Buyer any liability to withhold any amount pursuant to (S) 1445 of the Internal Revenue Code (and the implementing regulations);

          All references in this Agreement to notices or written notices received by Seller shall mean and refer only to written notices received by Mark A. Kilkenny of Seller and all references in this Agreement to "Seller's actual knowledge" or "the actual knowledge of Seller" or similar references shall mean and refer only to the current, actual knowledge of Mark A. Kilkenny with the express limitations and qualifications that Mark
     A. Kilkenny has not made any special investigation or inquiry, and has no duty or obligation of reasonably diligent investigation or inquiry, or any other duty or obligation, to acquire or attempt to acquire notice, knowledge or information beyond or in addition to the current, actual knowledge of Mark A. Kilkenny. By virtue of the limitations and qualifications herein expressed, it is the intention of Seller expressly to negate the applicability of any principle or theory of "negligent ignorance" that would or might impute to Seller or charge Seller with, as a matter of law, actual notice or knowledge as a result of those things that a reasonably diligent inquiry and exercise of the means of information at hand would or might disclose to Seller.

     B) The foregoing representations of Seller shall survive the Closing only for a period terminating on the date that is thirty (30) days from and after the Closing Date. Any proceeding or action for enforcement of said representations, and any claims for damages as a result of the breach thereof, must be brought by Buyer within the time period described above, or Buyer shall be deemed conclusively to have waived any claims, rights, causes of action or remedies with regard to alleged breaches of the representations of Seller. With respect to any such claim for damages, Buyer shall not be entitled to seek or recover, and Buyer hereby expressly waives any rights to seek or recover, any punitive, exemplary or consequential damages. The provisions of this paragraph shall survive the Closing.

13. PROPERTY CONDITION: This Property is selling subject to any existing rights-of way, easements, encroachments, restrictive covenants, zoning regulations, governmental agency regulations, environmental conditions, leases, adverse possession, encumbrances, mineral, timber or royalty interests, and assessments. To the maximum extent permitted by applicable law, this sale is made and will be made without representation, covenant, or warranty of any kind (whether express, implied, or, to the maximum extent permitted by applicable law, statutory) by Seller. As a material part of the consideration for this Agreement, Buyer agrees to accept the Property on an "as is" and "where is" basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, except for Seller's Warranties. Except for Seller's Warranties, no warranty or representation is made by Seller as to fitness for any particular purpose, merchantability, design, quality, condition, operation or income, compliance with drawings or specifications, absence of defects, absence of hazardous or toxic substances, absence of faults, flooding, or compliance with laws and regulations including, without limitation, those relating to health, safety, and the environment. Buyer acknowledges that Buyer has entered into this Agreement with the intention of making and relying upon its own investigation of the physical, environmental, economic use, compliance, and legal condition of the Property and that Buyer is not now relying, and will not later rely, upon any representations and warranties made by Seller or anyone acting or claiming to act, by, through or under or on Seller's behalf concerning the Property. ADDITIONALLY, BUYER AND SELLER HEREBY AGREE THAT (A) BUYER IS TAKING THE PROPERTY "AS IS" WITH ALL LATENT AND PATENT DEFECTS AND THAT EXCEPT FOR SELLER'S WARRANTIES, THERE IS NO WARRANTY BY SELLER THAT THE PROPERTY IS FIT FOR A PARTICULAR PURPOSE, (B) EXCEPT FOR SELLER'S WARRANTIES, BUYER IS NOT RELYING UPON ITS EXAMINATION OF THE PROPERTY, AND (C) BUYER TAKES THE PROPERTY UNDER THIS AGREEMENT UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THE DEED AND THE SELLER'S WARRANTIES. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE INDEFINITELY ANY CLOSING OR TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO THE CLOSING DOCUMENTS. THE ABOVE PROVISION SHALL BE INCORPORATED INTO THE DEED TO BE DELIVERED AT CLOSING.

14. RISK OF LOSS: Risk of condemnation or fire or other casualty loss shall remain with Seller until Closing, and if any condemnation or unrepaired fire or other casualty damage occurs, Buyer has the option of (i) closing without diminution of the Purchase Price upon taking assignments from Seller (which Seller covenants to make) of all condemnation awards and/or fire and other casualty insurance claims or (ii) of releasing Seller hereunder and having the return of the Deposit paid by Buyer on account hereof.

15. NOTICES: Notices required or permitted hereby shall be in writing, mailed postage prepaid by certified or registered mail, return receipt requested, to the Seller and the Buyer at their respective addresses as set forth below, or to such other address designated by either party by written notice to that effect.

16. ENTIRE AGREEMENT: This Agreement represents the entire and final Agreement between the parties, superseding and canceling all prior oral and written communications and agreements between them, their agents and representatives, and this Agreement may not subsequently be changed or amended except in writing signed by the parties.

17. LEGAL EXPENSES: In the event of litigation arising out of the terms and conditions of this Agreement, the prevailing party in such litigation shall have the right to recover from the non-prevailing party reasonable attorney's fees and court costs incurred as a result of such litigation.

18. SCOPE AND INTERPRETATION: This Agreement shall be governed and interpreted by the laws of the State of Texas.

19. EXECUTION IN COUNTERPART: This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages, which facsimile counterparts shall be fully binding as originals.

20. CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

21. ORGANIZATION AND AUTHORITY: By its signature below, each party represents and warrants to the other that it has the full right and authority and has obtained any and all consents required to enter into this Agreement, to perform the obligations provided for in this Agreement, and to consummate the sale contemplated herein. Each party further represents and warrants to the other that this Agreement has been duly and properly executed and constitutes the valid and binding obligation of said party, enforceable in accordance with the terms of this Agreement.

22. CONFIDENTIALITY: Buyer shall make no public announcement or disclosure of any information related to this Agreement to outside brokers or third parties, before or after the Closing, without the prior written consent of Seller.

23. RELATIONSHIP OF PARTIES: No provision of this Agreement, and no act or failure to act of either of the parties hereto, shall be deemed or construed by any party, person, entity, or court to create a relationship between the parties of principal and agent, partnership, joint venture, or any other association whatsoever, other than the relationship of a vendor and a vendee. The parties hereto are not in any fiduciary relationship with respect to each other.

24. CAPTIONS: The captions in this Agreement are inserted for convenience of reference only and in no way define, describe, limit or affect the scope or intent of this Agreement or any of its provisions.

25. EXHIBITS INCORPORATED: All Exhibits and Attachments to this Agreement are hereby incorporated herein by this reference in their entirety and for all purposes.

26.  ATTACHMENTS HERETO:
               Transaction Schedule
               Exhibit A and A-1 - Property;
               Exhibit B - Form of Deed;
               Exhibit C - Title Commitment.
               Exhibit D - Quitclaim Deed
               Exhibit E - FIRPTA Affidavit
               Exhibit F - Buyer's Certificate Regarding Property Condition

BUYER REPRESENTS AND WARRANTS THAT BUYER AND BUYER'S EXPERTS HAVE THOROUGHLY AND CAREFULLY INSPECTED THE PROPERTY AND AGREE TO PURCHASE SAME "AS IS, WHERE IS," "WITH ALL FAULTS, IF ANY."

IN WITNESS WHEREOF, the parties have executed this Agreement on February 24, 2000.

SELLER:

SOUTHERN INVESTORS SERVICES
COMPANY, INC., a Delaware corporation

By:   /s/ Mark A. Kilkenny
   ----------------------------------
Name:     Mark A. Kilkenny
     --------------------------------
Title:    Vice President
      -------------------------------

ADDRESS

2727 North Loop West, Suite 200
Houston, TX 77008

(713) 802-7900
PHONE NUMBER


BUYER:

SS#

Name:     /s/ STEPHEN R. SMITH


ADDRESS


PHONE NUMBER

                     TITLE COMPANY'S AGREEMENT AND RECEIPT


     On this ______ day of February 2000, Stewart Title Company, as the Title Company named in the foregoing Agreement, hereby acknowledges receipt of (i) ______ (___) counterparts of this Agreement executed by the Seller and the Buyer and (ii) the Earnest Money in the form specified below required under Paragraph 7 of this Agreement and hereby agrees to act as Title Company in strict accordance with the terms of this Agreement.

                                    STEWART TITLE COMPANY


                                                            By:
                                    Its: ___________________ President


Form in which Earnest Money delivered: _________________________

                              TRANSACTION SCHEDULE
                                       TO
                               PURCHASE AGREEMENT






      See Transaction Schedule to Purchase Agreement for Lajitas Resort
          Purchase Agreement - Tract 1 dated as of February 24, 2000

                                            Special Warranty Deed - North Tract


                                   EXHIBIT A

Section 73, Block 341, TC Ry. Co. lying North of Highway 170;
Section 74, Block 341, TC Ry. Co. lying North of Highway 170;
Section 83, Block 341, TC Ry. Co. lying North of Highway 170;
Section 84, Block 341, TC Ry. Co. containing 160 ac. m/1 (640 ac. SAVE & EXCEPT the N/2-SE/4 conveyed in Vol. 40, P. 258, OPR; N/2-NW/4 conveyed in Vol. 60,
P. 22, OPR; S/2-NW/4 conveyed in Vol. 66,P.135. OPR; S/2-SW/4 conveyed in Vol. 92, P.159, OPR. and the NE/4)
Section 85, Block 341, TC Ry. Co. containing 640 ac., m/l;
Section 86, Block 341, TC Ry. Co. lying North of Highway 170;
Section 95, Block 341, TC Ry. Co. lying North of Highway 170;
Section 96, Block 341, TC Ry. Co. containing 640 ac., m/l;
Section 47, Block G-12, GC&SF Ry. Co. containing 640 acres, m/l.
Section 48, Block G-12, GC&SF Ry. Co. containing 640 acres, m/l.
Section 55, Block G-12, GC&SF Ry. Co. containing 640 acres, m/1.
Section 56, Block G-12, GC&SF Ry. Co. containing 640 acres, m/1.
Section 105, Block G-5, MK&TE Ry. Co. containing 540 acres, m/1 (640 ac. SAVE & EXCEPT the NE/4-NE/4 conveyed in Volume 88, Page 460, DR; SW/4-NW/4 AND the SE/4-NE/4-NW/4 conveyed in Volume 104, Page 618, DR and the SE/4-NW/4-NE/4 conveyed in Vol. 92, Page 310, DR)

                                  EXHIBIT A-1

                                    PROPERTY

All that certain real property located in the Country of Brewster, State of Texas, described as follows, to-wit:

-------------------------------------------------------------------------------------------
Part                                  Section     Block      Original Grantee      Acres#
-------------------------------------------------------------------------------------------
                                        103        G-5        MK & TE Ry. Co.         640*
-------------------------------------------------------------------------------------------
NE 1/4 OF NE 1/4                        105        G-5        MK & TE Ry. Co.          40
-------------------------------------------------------------------------------------------
SE 1/4 OF NW 1/4 OF NE 1/4              105        G-5        MK & TE Ry. Co.          10
-------------------------------------------------------------------------------------------
SE 1/4 OF NW 1/4 OF NW 1/4 AND SW
1/4 OF NW 1/4                           105        G-5        MK & TE Ry. Co.          50
-------------------------------------------------------------------------------------------
                                        106        G-5        MK & TE Ry. Co.         200*
-------------------------------------------------------------------------------------------

* Being the same land conveyed in that certain deed form D.C. Curry to Arrow Investment Company, Roy Seaberg and W.A. Conner dated July 26, 1966, and recorded in Volume 154, Page 538 of the Deed Records of Brewster County, Texas.

                                   EXHIBIT B

                                  FORM OF DEED

                             SPECIAL WARRANTY DEED

STATE OF TEXAS           (S)
                         (S)  KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF BREWSTER       (S)

     THAT Southern Investors Service Company, Inc., a Delaware corporation ("Grantor"), for and in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration to it in hand paid by ________________________, a _________________ ("Grantee"), having a mailing address of _________________, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property described in Exhibit A attached hereto and made a part hereof for all purposes, together with all of Grantor's right, title and interest in and to all easements, rights of way, reservations, privileges, appurtenances, any buildings, structures, fixtures and improvements thereon, and other estates and rights of Grantor pertaining to the real property (collectively, the "Property").

     This conveyance is made and accepted subject to all easements, encumbrances, restrictions, rights-of-way and prescriptive rights whether of record or not, pertaining to any portion(s) of the Property; any rights of adjoining land owners in any walls or fences, any discrepancies, conflicts, or shortages in area or boundary lines, and any encroachments or overlapping of improvements; all presently recorded and valid oil, gas, and/or other mineral exceptions, rights of development or leases, royalty reservations and/or other instruments constituting oil, gas, or other mineral interest severances of any kind; all zoning and other ordinances, and other recorded instruments, but only to the extent that same are still in effect; standby fees and taxes for the current year having been prorated, and subsequent years, the payment of which Grantee assumes; and subsequent assessments for this and prior years due to change(s) in land usage, ownership, or both, the payment of which Grantee assumes; and any conditions that would be revealed by a physical inspection and survey of the Property; and to all takings by any governmental authorities or transfers in lieu thereof (the "Permitted Exceptions").

     TO HAVE AND TO HOLD the Property, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular, the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through, or under Grantor, but not otherwise, subject to the Permitted Exceptions.

     This conveyance is made without covenants, representations or warranties of any kind, express, implied or statutory, including without limitation, those implied covenants described in Section 5.023 of the Texas Property Code, other than the special warranty of title contained herein.

     GRANTEE ACKNOWLEDGES AND BY ACCEPTANCE OF THIS DEED GRANTEE AGREES THAT IT IS FULLY RELYING ON GRANTEE'S (OR GRANTEE'S REPRESENTATIVES') INSPECTIONS OF THE PROPERTY AND NOT UPON ANY STATEMENTS (ORAL OR WRITTEN) WHICH MAY HAVE BEEN MADE OR MAY BE MADE (OR PURPORTEDLY MADE) BY GRANTOR OR ANY OF ITS REPRESENTATIVES EXCEPT AS SPECIFICALLY PROVIDED IN THIS DEED. GRANTEE ACKNOWLEDGES THAT GRANTEE HAS (OR GRANTEE'S REPRESENTATIVES' HAVE), PRIOR TO THE EFFECTIVE DATE OF THIS DEED, THOROUGHLY INSPECTED AND EXAMINED THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY GRANTEE IN ORDER TO ENABLE GRANTEE TO EVALUATE THE CONDITION OF THE PROPERTY AND ALL OTHER ASPECTS OF THE PROPERTY, AND GRANTEE ACKNOWLEDGES THAT GRANTEE IS RELYING SOLELY UPON ITS OWN (OR ITS REPRESENTATIVES') INSPECTION, EXAMINATION, AND EVALUATION OF THE PROPERTY. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS CONVEYANCE, GRANTEE IS ACCEPTING THE PROPERTY IN ITS "AS-IS, WHERE-IS" CONDITION, WITH ALL FAULTS, AND WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, EXCEPT ONLY THE TITLE WARRANTIES EXPRESSLY SET FORTH IN THIS DEED. WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT FOR THE TITLE WARRANTIES CONTAINED IN THIS DEED, THE CONVEYANCE OF THE PROPERTY ARE WITHOUT ANY WARRANTY, AND GRANTOR AND GRANTOR'S PARTNERS, OFFICERS, AGENTS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AFFILIATES (COLLECTIVELY, "GRANTOR'S RELATED PARTIES") HAVE MADE NO, AND EXPRESSLY AND SPECIFICALLY DISCLAIM, AND GRANTEE ACCEPTS THAT GRANTOR AND GRANTOR'S RELATED PARTIES HAVE DISCLAIMED, ANY AND ALL REPRESENTATIONS, GUARANTIES OR WARRANTIES, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW (EXCEPT AS TO TITLE WARRANTIES CONTAINED IN THIS DEED) OF OR RELATING TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, OF OR RELATING TO: (I) THE USE, INCOME POTENTIAL, EXPENSES, OPERATION, CHARACTERISTICS, OR CONDITIONS OF THE PROPERTY AND THE SURFACE OR SUBSURFACE THEREOF, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF SUITABILITY, HABITABILITY, MERCHANTABILITY, DESIGN, OR FITNESS FOR ANY SPECIFIC PURPOSE OR A PARTICULAR PURPOSE; (II) THE COMPLIANCE OF THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS; (III) THE ENVIRONMENTAL CONDITION OF THE PROPERTY AND THE PRESENCE OR ABSENCE OF OR CONTAMINATION BY HAZARDOUS MATERIALS, OR THE COMPLIANCE OF THE PROPERTY WITH ALL REGULATIONS OR LAWS PERTAINING TO HEALTH OR

THE ENVIRONMENT, INCLUDING, BUT NOT LIMITED TO, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, THE CLEAN WATER ACT, THE TEXAS HEALTH AND SAFETY CODE, THE TEXAS SOLID WASTE DISPOSAL ACT, AND THE TEXAS WATER CODE, EACH AS MAY BE AMENDED FROM TIME TO TIME, AND INCLUDING ANY AND ALL REGULATIONS, RULES, OR POLICIES PROMULGATED THEREUNDER ("ENVIRONMENTAL LAWS"); AND (IV) THE SOIL CONDITIONS, DRAINAGE, GEOLOGY, FLOODING CHARACTERISTICS, UTILITIES, SQUARE FOOTAGE, OR OTHER CONDITIONS EXISTING IN, ON, AROUND OR UNDER THE PROPERTY. GRANTEE HEREBY EXPRESSLY ASSUMES ALL RISKS, LIABILITIES, CLAIMS, DAMAGES, AND COSTS, INCLUDING ANY LIABILITY WITH RESPECT TO ENVIRONMENTAL LAWS RESULTING OR ARISING FROM OR RELATED TO THE PROPERTY OR THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION THEREOF. ADDITIONALLY, GRANTOR AND GRANTOR'S RELATED PARTNERS ARE RELEASED FROM ANY AND ALL CLAIMS (WHETHER FOR CONTRIBUTION, INDEMNITY, OR OTHERWISE) GRANTEE OR ITS HEIRS AND ASSIGNS MAY NOW OR HEREAFTER HAVE UNDER ENVIRONMENTAL LAWS NOW OR HEREAFTER IN EFFECT, OR IN CONNECTION WITH THE PRESENCE OF HAZARDOUS MATERIALS ON OR ABOUT THE PROPERTY.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, this Special Warranty Deed has been executed to be effective as of _______________, 2000.

                                  SOUTHERN INVESTORS SERVICES
                                  COMPANY, INC., a Delaware corporation



                                  By: __________________________________
                                  Name: ________________________________
                                  Title: _______________________________



STATE OF TEXAS      (S)
                    (S)
COUNTY OF           (S)

     This instrument was acknowledged before me on ______________________, 2000, by ____________________________, ____________________________ of Southern
Investors Services Company, Inc., a Delaware corporation, __________________, on behalf of such corporation.


                                  _________________________________________
                                  Notary Public


          [Seal]

                                   EXHIBIT A

                      (Legal Description of the Property)

                                   EXHIBIT C

THE FOLLOWING COMMITMENT FOR TITLE INSURANCE IS NOT VALID UNLESS YOUR NAME AND THE POLICY AMOUNT ARE SHOWN IN SCHEDULE A, AND OUR AUTHORIZED REPRESENTATIVE HAS COUNTERSIGNED BELOW.

                        COMMITMENT FOR TITLE INSURANCE
                                   ISSUED BY

                                 STEWART TITLE
                               GUARANTY COMPANY

     We, STEWART TITLE GUARANTY COMPANY, will issue our title insurance policy or policies (the Policy) to You (the proposed insured) upon payment of the premium and other charges due, and compliance with the requirements in Schedule B and Schedule C. Our Policy will be in the form approved by the Texas Department of Insurance at the date of issuance, and will insure your interest in the land described in Schedule A. The estimated premium for our Policy and applicable endorsements is shown on Schedule D. There may be additional charges such as recording fees, and expedited delivery expenses.

     This Commitment ends ninety (90) days from the effective date, unless the Policy is issued sooner, or failure to issue the Policy is our fault. Our liability and obligations to you are under the express terms of this Commitment and end when this Commitment expires.

     In witness whereof, the Company has caused this commitment to be signed and sealed as of the effective date of commitment as shown in Schedule A, the commitment to become valid and binding only when countersigned by an authorized signatory.

                                 STEWART TITLE
                               GUARANTY COMPANY

    /s/ Stewart Morris Sr.                      /s/ Malcolm S. Morris
--------------------------------        -------------------------------------
    Chairman of the Board                             President

Countersigned by:

      /s/ Joy B. Adams
---------------------------------
Authorized Signatory Joy B. Adams

   ELLYSON ABSTRACT & TITLE CO.
---------------------------------
           Company

         Alpine, Texas
---------------------------------
          City, State

                          CONDITIONS AND STIPULATIONS

1. If you have actual knowledge of any matter which may affect the title or mortgage covered by this Commitment, that is not shown in Schedule B, you must notify us in writing. If you do not notify us in writing, our liability to you is ended or reduced to the extent that your failure to notify us affects our liability. If you do notify us, or we learn of such matter, we may amend Schedule B, but we will not be relieved of liability already incurred.

2. Our liability is only to you, and others who are included in the definition of Insured-in the Policy to be issued. Our liability is only for actual loss incurred in your reliance on this Commitment to comply with its requirements or to acquire the interest in the land. Our liability is limited to the amount shown in Schedule A of this commitment and will be subject to the following terms of the Policy: Insuring Provisions, Conditions and Stipulations, and Exclusions.

All notices required to be given the Company and any statement in writing required to be furnished the Company shall be addressed to it at P.O. Box 2029, Houston, Texas 77252.

                                 STEWART TITLE
                                GUARANTY COMPANY

                           COUNT FOR TITLE INSURANCE

                                   SCHEDULE A

Effective Date: February 1, 2000, 8:00 am         G. F. No. or File No. 99125088

Commitment No. ______________________ issued: February 20, 2000, 4:00 p.m.
(if applicable)

1.  The policy or policies to be issued are:

    (a) OWNER POLICY OF TITLE INSURANCE (Form T-1)
        (Not applicable for improved one-to-four family residential real estate)

        Policy Amount:  $0.00
        PROPOSED INSURED:

    (b) TEXAS RESIDENTIAL OWNER POLICY OF TITLE INSURANCE -
        ONE-TO-FOUR FAMILY RESIDENCES (Form T-1R)

        Policy Amount:
        PROPOSED INSURED:

    (c) MORTGAGEE POLICY OF TITLE INSURANCE (Form T-2)

        Policy Amount:
        PROPOSED INSURED:
        Proposed Borrower:

    (d) MORTGAGEE TITLE POLICY BINDER ON INTERIM
        CONSTRUCTION LOAN (Form T-13)

        Binder Amount:
        PROPOSED INSURED:
        Proposed Borrower:

    (e) OTHER

        Policy Amount:
        PROPOSED INSURED:

2.    The interest in the land covered by this Commitment is: Fee Simple

3.    Record title to the land on the Effective Date appears to be vested in:
      Southern Investors Services Co., Inc.


  Stewart Title Guaranty Company

                            See Continuation Page

Continuation of Schedule A                                  G. F. No.99125088

4. Legal description of the land:

   Section 73, Block 341, TC Ry. Co. lying North of Highway 170;
   Section 74, Block 341, TC Ry. Co. lying North of Highway 170;
   Section 83, Block 341, TC Ry. Co. lying North of Highway 170;
   Section 84, Block 341, TC Ry. Co. containing 160 ac. m/l (640 ac. SAVE & EXCEPT the N/2-SE/4 conveyed in Vol. 40, P. 258, OPR; N/2-NW/4 conveyed in Vol. 60, P. 22, OPR; S/2-NW/4 conveyed in Vol. 66, P.135, OPR; S/2-SW/4 conveyed in Vol. 92, P. 159, OPR. and the NE/4)
   Section 85, Block 341, TC Ry. Co. containing 640 ac., m/l;
   Section 86, Block 341, TC Ry. Co. lying North of Highway 170;
   Section 95, Block 341, TC Ry. Co. lying North of Highway 170;
   Section 96, Block 341, TC Ry. Co. containing 640 ac., m/l;
   Section 47, Block G12, GC&SF Ry. Co. containing 640 acres, m/l.
   Section 48, Block G12, GC&SF Ry. Co. containing 640 acres, m/l.
   Section 55, Block G12, GC&SF Ry. Co. containing 640 acres, m/l.
   Section 56, Block G12, GC&SF Ry. Co. containing 640 acres, m/1.
   Section 105, Block G5, MK&TE Ry. Co. containing 540 acres, m/1 (640 ac. SAVE & EXCEPT the NE/4-NE/4 conveyed in Volume 88, Page 460, DR; SW/4-NW/4 AND the SE/4-NE/4-NW/4 conveyed in Volume 104, Page 618, DR and the SE/4-NW/4-NE/4 conveyed in Vol. 92, Page 310, DR)

Stewart Title Guaranty Company           Countersigned
                                         Ellyson Abstract & Title Co.

                                         By ____________________________________

                         COMMITMENT FOR TITLE INSURANCE

                                   SCHEDULE B

                            EXCEPTIONS FROM COVERAGE

In addition to the Exclusions and Conditions and Stipulations, your Policy will not cover loss, costs, attorneys' fees, and expenses resulting from:

1.

2. Any discrepancies, conflicts, or shortages in area or boundary lines, or any encroachments or protrusions, or any overlapping of improvements.

3. Homestead or community property or survivorship rights, if any, of any spouse of any insured. (Applies to the Owner Policy only).

4. Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities,

     a. to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or

     b. to lands beyond the line of harbor or bulkhead lines as established or changed by any government, or

     c.  to filled-in lands, or artificial islands, or

     d.  to statutory water rights, including riparian rights, or

     e. to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area:

     (Applies to the Owner Policy only.)

5. Standby fees, taxes and assessments by any taxing authority for the year 2000, and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

6. The terms and conditions of the documents creating your interest in the land.

7. Materials furnished or labor performed in connection with planned construction before signing and delivering the lien document described in Schedule A, if the land is part of the homestead of the owner. (Applies to the Mortgagee Title Policy Binder on Interim Construction Loan only, and may be deleted if satisfactory evidence is furnished to us before a binder is issued.)

Stewart Title Guaranty Company

                             See Continuation Page

Continuation of Schedule B                                  G. F. No. 99125088

8. Liens and leases that affect the title to the land, but that are subordinate to the lien of the insured mortgage. (Applies to Mortgagee Policy only.)

9. The following matters and all terms of the documents creating or offering evidence of the matters (We must insert matters or delete this exception.):

    a. Subject to mineral reservations by the State of Texas in patents or deeds to the following sections: Sections 48, 56, and 60, Block G-12;
        Section 74, 84, 86 and 96, Block 341, all in Brewster County, Texas.

    b. Royalty Deed from Louis Lewenthal et ux, to Bert Lewenthal et al, dated July 21, 1953, recorded in Volume 123, Page 528, Deed Records of Brewster County, Texas.

    c. Mineral reservations contained in deed from Roy Seaberg to Arrow Investment Co., Inc. dated May 7, 1975, recorded in Volume 189, Page 159, Deed Records of Brewster County, Texas.

    d. Mineral reservations contained in deed from W.A. Conner to Arrow Investment Co., Inc. dated May 7, 1975, recorded in Volume 189, Page 163, Deed Records of Brewster County, Texas.

    e. Easement from Southern Investors Service Co., Inc. to Big Bend Telephone Co., Inc. dated April 9, 1998, recorded in Volume 101, Page 143, Official Public Records of Brewster County, Texas.

    f. Easement from Southern Investors Service Co., Inc. to County of Brewster dated May 21, 1999, recorded in Volume 118, Page 7, Official Public Records of Brewster County, Texas.

    g. Mineral reservations contained in deed from E.P. Armstrong to L. Lewenthal dated July 3, 1946, recorded in Volume 109, Page 417, Deed Records of Brewster County, Texas.

    h. Right of way Easement from Louis Lewenthal to the State of Texas dated July 21, 1958, recorded in Volume 133, Page 435, Deed Records of Brewster County, Texas.

    i. Access Easement contained in deed from Southern Investors Service Co., Inc. to Raymond Wayne Pauly dated March 10, 1998, recorded in Volume 96, Page 308, Official Public Records of Brewster County, Texas.

    j. Any easements, or claims of easement, upon or across the lands described above which are visible, valid, apparent and existing.

    k. Any inaccuracy of the square footage, area or acreage contained in Schedule A attached. The Company does not insure square footage, area or acreage.

    l. This policy will not cover any acreage lying within the right of way of State Highway 170.


  Stewart Title Guaranty Company

                         COMMITMENT FOR TITLE INSURANCE

                                   SCHEDULE C

Your Policy will not cover loss, costs, attorneys' fees, and expenses resulting from the following requirements that will appear as Exceptions in Schedule B of the Policy, unless you dispose of these matters to our satisfaction, before the date the Policy is issued:

1. Documents creating your title or interest must be approved by us and must be signed, notarized and filed for record.

2.   Satisfactory evidence must be provided that:

     a. no person occupying the land claims any interest in that land against the persons named in paragraph 3 of Schedule A,

     b. all standby fees, taxes, assessments and charges against the property have been paid,

     c. all improvements or repairs to the property are completed and accepted by the owner, and that all contractors, subcontractors, laborers and suppliers have been fully paid, and that no mechanic's, laborer's or materialmen's liens have attached to the property,

     d.  there is legal right of access to and from the land,

     e. (on a Mortgagee Policy only) restrictions have not been and will not be violated that affect the validity and priority of the insured mortgage.

3. You must pay the seller or borrower the agreed amount for your property or interest.

4. Any defect, lien or other matter that may affect title to the land or interest insured, that arises or is filed after the effective date of this Commitment.

5. Upon execution of a Waiver of Inspection by the purchaser(s), "Rights of parties in possession" will be inserted under Schedule B of the owner's policy.

6. We will require a release of the lien created by Deed of Trust executed by the Mischer Corp. (now Southern Investors Service Co., Inc.) in favor of Walter Mischer, Trustee, dated May 18, 1993, securing the payment of one note of even date therewith in the principal sum of $337,944.50 payable to the order of Walter Mischer; said Deed of Trust is recorded in Volume 38, Page 89, Official Public Records of Brewster County, Texas; being renewed, modified and extended by Agreement dated February 9,1999, recorded in Volume 114, Page 332, Official Public Records of Brewster County, Texas.


Stewart Title Guaranty Company

                         COMMITMENT FOR TITLE INSURANCE

                                   SCHEDULE D

G. F. No. or File No. 99125088         Effective Date: February 1, 2000, 8:00 am

Pursuant to the requirements of Rule P-21, Basic Manual of Rules, Rates and Forms for the writing of Title Insurance in the State of Texas, the following disclosures are made:

1. The following individuals are directors and/or officers, as indicated, of the Title Insurance Company issuing this Commitment:

                         Stewart Title Guaranty Company

Shareholders owning, controlling or holding, either personally or beneficially,
              10% or more of the shares of Stewart Title Guaranty
Company as of the last day of the year preceding the date herein above set forth are as follows:

                      Stewart Information Services - 100%

                               OFFICERS DIRECTORS
           President: Malcolm S. Morris Carloss Morris Stewart Morris
Executive Vice President: Bert B. Corkill Stewart Morris, Jr. Malcolm S. Morris
                Secretary: Sue M. Nolz Max Crisp C. M. Hudspeth
             Treasurer: Ken Anderson, Jr. Eugene Mohler Bruce Belin
                                   Nita Hanks

2. As to ELLYSON ABSTRACT & TITLE CO. (Title Insurance Agent), the following disclosures are made:

     Shareholders, owners, partners or other persons having, owning or controlling 1% or more of Title Insurance Agent are as follows:

                               Joy B. Adams 100%

3. You are entitled to receive advance disclosure of settlement charges in connection with the proposed transaction to which this commitment relates. Upon your request, such disclosure will be made to you. Additionally, the name of any person, firm or corporation receiving any sum from the settlement of this transaction will be disclosed on the closing or settlement statement.

     You are further advised that the estimated title premium is:

           Owners Policy         $0.00
           Mortgagee Policy      $0.00
           Total                 $0.00

     Of this total amount: 17.75% will be paid to the policy issuing Title Insurance Company: 82.25% will be retained by the issuing Title Insurance Agent; and the remainder of the estimated premium will be paid to other parties as follows:


         Amount              To Whom                    For Services
         ------              -------                    ------------


  Stewart Title Guaranty Company

                           See Continuation Page

Continuation of Schedule D                                  G.F. No. 99125088

     *The estimated premium is based upon information furnished to us as of the date of this Commitment for Title Insurance. Final determination of the amount of the premium will be made at closing in accordance with the Rules and Regulations adopted by the State Board of Insurance.

This commitment is invalid unless the insuring provisions and Schedules A, B, and C are attached.

  Stewart Title Guaranty Company

                               STEWART TITLE
                              GUARANTY COMPANY

================================================================================

                           IMPORTANT INFORMATION
                            FOR INFORMATION, OR
                            TO MAKE A COMPLAINT
                          CALL OUR TOLL-FREE TELE-
                                PHONE NUMBER

                               1-800-729-1902

                                    ALSO
                               YOU MAY CONTACT
                             THE TEXAS DEPARTMENT
                               OF INSURANCE AT

                               1-800-252-3439

to obtain information on:
1. filing a complaint against an insurance company or agent,
2. whether an insurance company or agent is licensed,
3. complaints received against an insurance company or agent,
4. policyholder rights, and
5. a list of consumer publications and
   services available through the
   Department.

                            YOU MAY ALSO WRITE TO
                           THE TEXAS DEPARTMENT OF
                                  INSURANCE
                              P.O. BOX 149104
                           AUSTIN, TEXAS 78714-9104
                            FAX NO. (512) 475-1771

================================================================================

                               AVISO IMPORTANTE

                             PARA INFORMACION, O
                            PARA SOMETER UNA QUEJA
                            LLAME AL NUMERO GRATIS

                                1-800-729-1902

                                   TAMBIEN
                            PUEDE COMUNICARSE CON
                          EL DEPARTAMENTO DE SEGUROS
                                 DE TEXAS AL

                                1-800-252-3439

 para obtener informacion sobre:
 1. como someter una queja en contra de
    una compania de seguros o agente de
    seguros,
 2. si una compania de seguros o agente de seguros tiene licencia,
 3. quejas recibidas en contra de una
    compania de seguros o agente de
    seguros
 4. los derechos del asegurado, y
 5. una lista de publicaciones y servicios para consumidores disponibles a traves del Departamento.

                           TAMBIEN PUEDE ESCRIBIR AL
                          DEPARTAMENTO DE SEGUROS DE
                                     TEXAS
                                P.O. BOX 149104
                           AUSTIN, TEXAS 78714-9104
                            FAX NO. (512) 475-1771

================================================================================

FORM: Commitment for Title Insurance

                                 STEWART TITLE
                                GUARANTY COMPANY

                       TEXAS TITLE INSURANCE INFORMATION

================================================================================

Title insurance insures you against loss resulting from certain risks to your title.

The Commitment for Title Insurance is the title insurance company's promise to issue the title insurance policy. The commitment is a legal document. You should review it carefully to completely understand it before your closing date.

================================================================================

El seguro de titulo le asegura en relacion a perdidas resultantes de ciertos riesgos que pueden afectar el titulo de su propiedad.

El compromiso para Seguro de Titulo es la promesa de la compania aseguradora de titulos de emitir la poliza de seguro de titulo.
El Compromiso es un documento legal.
Usted debe leerlo cuidadosamente y
entenderlo completamente antes de la fecha para finalizar su transaccion.

================================================================================

Your commitment for Title Insurance is a legal contract between you and us. The Commitment is not an opinion or report of your title. It is a contract to issue you a policy subject to the Commitment's terms and requirements.

Before issuing a Commitment for Title Insurance (the Commitment) or a Title Insurance Policy (the Policy), the Title Insurance Company (the Company) determines whether the title is insurable. This determination has already been made. Part of that determination involves the Company's decision to insure the title except for certain risks that will not be covered by the Policy. Some of these risks are listed in Schedule B of the attached Commitment as Exceptions. Other risks are stated in the policy as Exclusions. These risks will not be covered by the Policy.

Another part of the determination involves whether the promise to insure is conditioned upon certain requirements being met. Schedule C of the Commitment lists these requirements that must be satisfied or the Company will refuse to cover them. You may want to discuss any matters shown in Schedules B and C of the Commitment with an attorney. These matters will affect your title and your use of the land.

When your Policy is issued, the coverage will be limited by the Policy's Exceptions, Exclusions and Conditions, defined below.

    - EXCEPTIONS are title risks that a Policy generally covers but does not cover in a particular instance. Exceptions are shown on Schedule B or discussed in Schedule C of the Commitment. They can also be added if you do not comply with the Conditions section of the Commitment. When the Policy is issued, all Exceptions will be on Schedule B of the Policy.

    - EXCLUSIONS are title risks that a Policy generally does not cover. Exclusions are contained in the Policy but not shown or discussed in the Commitment.

    - CONDITIONS are additional provisions that qualify or limit your coverage. Conditions include your responsibilities and those of the Company. They are contained in the Policy but not shown or discussed in the Commitment. The Policy Conditions are not the same as the Commitment Conditions.

You can get a copy of the policy form approved by the State Board of Insurance by calling the Title Insurance Company at 1-800-729-1902 or by calling the title insurance agent that issued the Commitment. The State Board of Insurance may revise the policy form from time to time.

You can also get a brochure that explains the policy from the Texas Department of Insurance by calling 1-800-252-3439.

Before the Policy is issued, you may request changes in the policy. Some of the changes to consider are:

    - Request amendment of the "area and boundary" exception (Schedule B, paragraph 2). To get this amendment, you must furnish a survey. On the Owner Policy, you must pay an additional premium for the amendment. If the survey is acceptable to the Company, your Policy will insure you against loss because of discrepancies or conflicts in boundary lines, encroachments or protrusions, or overlapping of improvements. The Company may then decide not to insure against specific boundary or survey problems by making special exceptions in the Policy.

    - Allow the Company to add an exception to "rights of parties in possession." If you refuse this exception, the Company or the Title insurance agent may inspect the property. The Company may except to and not insure you against the rights of specific persons, such as renters, adverse owners or easement holders who occupy the land. The Company may charge you for the inspection. If you want to make your own inspection, you must sign a Waiver of Inspection form and allow the Company to add this exception to your Policy.

The entire premium for a Policy must be paid when the Policy is issued. You will not owe any additional premiums unless you want to increase your coverage at a later date and the Company agrees to add an Increased Value Endorsement.

FORM: Commitment for Title Insurance

                                  EXHIBIT "D"

                                 QUITCLAIM DEED

STATE OF TEXAS      (S)
                    (S)  KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF BREWSTER  (S)

     THAT SOUTHERN INVESTORS SERVICES COMPANY, INC., a Delaware corporation ("Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by __________________ ("Grantee"), having a mailing address of ____________________, the receipt and sufficiency of which consideration are hereby acknowledged, has QUITCLAIMED, and by these presents does hereby QUITCLAIM, unto Grantee all of Grantor's right, title and interest in and to the real property described in Exhibit A attached hereto and made a part hereof for all purposes (the "Property").

     Neither Grantor nor Grantor's successors or assigns shall have, claim or demand any right or title to the Property or any part thereof.

     EXECUTED to be effective as of ___________________________, 2000.

                                    SOUTHERN INVESTORS SERVICES
                                    COMPANY, INC., a Delaware corporation


                                    By: __________________________________
                                    Name: ________________________________
                                    Title: _______________________________

STATE OF TEXAS      (S)
                    (S)
COUNTY OF           (S)

     This instrument was acknowledged before me on _________________, 2000, by _______________, ____________________ of Southern Investors Services Company,
Inc., a Delaware corporation, on behalf of said corporation.



                                    Notary Public

     [Seal]

                                   EXHIBIT A

                      (Legal Description of the Property)

                                   EXHIBIT E

                                FIRPTA AFFIDAVIT


     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform _______________________________, a ________________
("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest in the real property described on Exhibit "A" attached hereto (the "Property") by SOUTHERN INVESTORS SERVICES COMPANY, INC., a Delaware corporation, a Texas limited partnership ("Transferor"), the undersigned hereby certifies as follows:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor's U.S. employer identification number is: ___________; and

     3. Transferor's office address is: 2727 N. Loop West, Suite 200, Houston, Texas 77008.

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

     EXECUTED to be effective as of the ______ day of ________, 2000.

                              SOUTHERN INVESTORS SERVICES
                              COMPANY, INC., a Delaware corporation

                              By:
                              Name:
                              Title:

THE STATE OF TEXAS            (S)
                              (S)
COUNTY OF HARRIS              (S)

     This instrument was acknowledged before me on the _______ day of __________, 2000, by ______________________, as __________________ of Southern
Investors Services Company, Inc, a Delaware corporation, on behalf of said corporation.



                                   Notary Public in and for
                                   the State of Texas
                                   Printed Name:
                                   My commission expires: ____________

                                   EXHIBIT A

                               Legal Description

                                   [Attached]

                                   EXHIBIT F


                BUYER'S CERTIFICATE REGARDING PROPERTY CONDITION

     THE UNDERSIGNED, ________________, A _______________________, ("BUYER"),
HAS THIS DAY PURCHASED FROM SOUTHERN INVESTORS SERVICES COMPANY, INC., A DELAWARE CORPORATION ("SELLER"), THAT CERTAIN ____ ACRE TRACT OR PARCEL OF REAL PROPERTY, MORE OR LESS, DESCRIBED ON EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF FOR ALL PURPOSES (SUCH REAL PROPERTY, ANY IMPROVEMENTS THEREON, AND ANY RELATED RIGHTS BEING HEREINAFTER COLLECTIVELY CALLED THE "REAL PROPERTY"), TOGETHER WITH OTHER RIGHTS AND INTERESTS OF SELLER RELATED THERETO, PURSUANT TO THAT CERTAIN REAL ESTATE PURCHASE AND SALE AGREEMENT BETWEEN SELLER AND BUYER DATED EFFECTIVE FEBRUARY 24, 2000 (THE "CONTRACT").

     BUYER AGREES THAT IT HAS HAD PRIOR TO CLOSING THE OPPORTUNITY TO PERFORM EXAMINATIONS AND INVESTIGATIONS OF ALL OF THE PROPERTY DESCRIBED IN THE CONTRACT, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, EXAMINATIONS AND INVESTIGATIONS FOR THE PRESENCE OF ASBESTOS, PCB EMISSIONS AND HAZARDOUS WASTES ON THE REAL PROPERTY, AND THAT BUYER IS RELYING SOLELY UPON SUCH EXAMINATIONS AND INVESTIGATIONS (EXCEPT FOR SELLER'S WARRANTIES CONTAINED IN THE CONTRACT) IN PURCHASING THE PROPERTY. BUYER HEREBY ASSUMES FULL RESPONSIBILITY FOR SUCH INSPECTIONS AND, WITHOUT LIMITING ANY OTHER DISCLAIMER OF SELLER HEREIN, IRREVOCABLY WAIVES ANY CLAIM AGAINST SELLER ARISING FROM THE PRESENCE OF ASBESTOS, PCB EMISSIONS AND HAZARDOUS WASTES UPON THE REAL PROPERTY. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, AND AS A MATERIAL INDUCEMENT TO SELLER'S ENTERING INTO THE CONTRACT AND AGREEING TO ACCEPT THE PURCHASE PRICE, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT BUYER IS PURCHASING THE PROPERTY (AND EACH AND ALL PORTIONS THEREOF) "AS IS" AND "WHERE IS", AND WITH ALL FAULTS, AND THAT EXCEPT AS EXPRESSLY SET FORTH IN THE CONTRACT (AND AS EXPRESSLY QUALIFIED AND LIMITED THEREIN), SELLER IS MAKING NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION OR VALUE OF THE PROPERTY, THE INCOME OR EXPENSES FROM OR OF THE PROPERTY OR THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE LAWS OR REGULATIONS, INCLUDING WITHOUT LIMITATION BUILDING AND FIRE CODES. WITHOUT LIMITING THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT (A) SELLER MAKES NO EXPRESS OR IMPLIED WARRANTY OF HABITABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, AND (B) TO THE EXTENT THAT

WARRANTIES OF TITLE HAVE BEEN MADE, SUCH WARRANTIES ARE SET FORTH SOLELY AND EXPRESSLY IN THE SPECIAL WARRANTY DEED OF EVEN DATE HEREWITH AND OTHER DOCUMENTS OF CONVEYANCE DELIVERED TO BUYER BY SELLER AT CLOSING. BUYER FURTHER AGREES THAT SELLER IS NOT LIABLE OR BOUND BY ANY GUARANTEES, PROMISES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY MADE OR FURNISHED BY ANY REAL ESTATE AGENT, BROKER, EMPLOYEE, SERVANT OR OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLER, EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRACT (AND AS EXPRESSLY QUALIFIED AND LIMITED THEREIN).

     IN FURTHERANCE OF AND PURSUANT TO TEXAS BUSINESS AND COMMERCE CODE SECTION 17.42(A), AS AMENDED, BUYER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE UNDER THE TEXAS DECEPTIVE TRADE PRACTICE-CONSUMER PROTECTION ACT OTHER THAN THE PROVISIONS OF TEXAS BUSINESS AND COMMERCE CODE SECTION 17.555. IN THAT REGARD, BUYER HEREBY REPRESENTS TO SELLER THAT (A) BUYER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION, AND (B) BUYER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION IN CONNECTION WITH NEGOTIATING FOR AND CONSUMMATING THE PURCHASE OF THE PROPERTY, AND (C) BUYER HAS BEEN REPRESENTED BY LEGAL COUNSEL ACCEPTABLE TO IT IN CONNECTION WITH NEGOTIATING FOR AND CONSUMMATING THE PURCHASE OF THE PROPERTY.

     EXECUTED THIS _____ DAY OF ________________, 2000.




                                   By:
                                   Name:
                                   Title:

                                                                         "BUYER"

THE STATE OF _______________     (S)
                                 (S)
COUNTY OF __________________     (S)

     This instrument was acknowledged before me on the _____ day of ___________, 2000, by __________________________, the ________________________ of
______________________________________, a _________________________________, on
behalf of said                    .




                              Notary Public in and for
                              the State of

                              Printed Name:

                              My Commission Expires: